As filed with the Securities and Exchange Commission on March 26, 2026

Registration No. 333-293129

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment	☐

(Check appropriate box or boxes)

Goldman Sachs Private Credit Corp.

(Exact Name of Registrant as Specified in Charter)

200 West Street

New York, NY 10282

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(312) 655-4419

(Area Code and Telephone Number)

Caroline Kraus, Esq.

Goldman Sachs Private Credit Corp.

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann, Esq.

William J. Bielefeld, Esq.

Darius I. Ravangard, Esq.

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, MA 02110

Telephone: (617) 728-7100

Facsimile: (617) 426-6567

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 26, 2026

PRELIMINARY PROSPECTUS

Goldman Sachs Private Credit Corp.

Offer to Exchange

$400,000,000 aggregate principal amount of 5.875% Notes due 2028

$600,000,000 aggregate principal amount of 6.250% Notes due 2030

$660,000,000 aggregate principal amount of 5.375% Notes due 2029

$900,000,000 aggregate principal amount of 5.875% Notes due 2031

$700,000,000 aggregate principal amount of 5.050% Notes due 2028

For

$400,000,000 aggregate principal amount of 5.875% Notes due 2028

$600,000,000 aggregate principal amount of 6.250% Notes due 2030

$660,000,000 aggregate principal amount of 5.375% Notes due 2029

$900,000,000 aggregate principal amount of 5.875% Notes due 2031

$700,000,000 aggregate principal amount of 5.050% Notes due 2028 registered under the Securities Act of 1933, as amended

Goldman Sachs Private Credit Corp. (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding (i) 5.875% Notes due 2028 that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”) on May 6, 2025 (the “May 2028 Restricted Notes”); (ii) 6.250% Notes due 2030 that were issued in a transaction not requiring registration under the Securities Act on May 6, 2025 (the “2030 Restricted Notes”); (iii) 5.375% Notes due 2029 that were issued in separate transactions not requiring registration under the Securities Act on each of October 17, 2025 and December 16, 2025 (the “2029 Restricted Notes””); (iv) 5.875% Notes due 2031 that were issued in separate transactions not requiring registration under the Securities Act on each of November 24, 2025 and February 23, 2026 (the “2031 Restricted Notes”); and (v) 5.050% Notes due 2028 that were issued in a transaction not requiring registration under the Securities Act on February 23, 2026 (the “February 2028 Restricted Notes” and, collectively with the May 2028 Restricted Notes, the 2030 Restricted Notes, the 2029 Restricted Notes, and the 2031 Restricted Notes, the “Restricted Notes”), for an equal aggregate principal amount of its new (a) 5.875% Notes due 2028 (the “May 2028 Exchange Notes”); (b) 6.250% Notes due 2030 (the “2030 Exchange Notes”); (c) 5.375% Notes due 2029 (the “2029 Exchange Notes”); (d) 5.875% Notes due 2031 (the “2031 Exchange Notes”); and (e) 5.050% Notes due 2028 (the “February 2028 Exchange Notes” and, together with the May 2028 Exchange Notes, the 2030 Exchange Notes, the 2029 Exchange Notes, and the 2031 Exchange Notes, the “Exchange Notes”), respectively, that have been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act. We refer to the May 2028 Restricted Notes and the May 2028 Exchange Notes together as the “May 2028 Notes”, the 2030 Restricted Notes and the 2030 Exchange Notes together as the “2030 Notes”, the 2029 Restricted Notes and the 2029 Exchange Notes together as the “2029 Notes”, the 2031 Restricted Notes and the 2031 Exchange Notes together as the “2031 Notes”, and the February 2028 Restricted Notes and the February 2028 Exchange Notes as the “February 2028 Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes”.

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on    , 2026, unless extended.

We will exchange all May 2028 Restricted Notes, 2030 Restricted Notes, 2029 Restricted Notes, 2031 Restricted Notes, and February 2028 Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the May 2028 Exchange Notes, the 2030 Exchange Notes, the 2029 Exchange Notes, the 2031 Exchange Notes, and the February 2028 Exchange Notes, respectively. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 14 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is     , 2026

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

i

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

c/o Goldman Sachs Private Credit Corp.

200 West Street

New York, New York 10282

(312) 655-4419

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on    , 2026.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company,” and the “Issuer” mean Goldman Sachs Private Credit Corp., Goldman Sachs Private Credit Corp. together with its consolidated subsidiaries (as the context requires). The terms “GSAM,” “Goldman Sachs Asset Management,” our “Adviser” or our “Investment Adviser” refer to Goldman Sachs Asset Management, L.P., a Delaware limited partnership. The term “GS Group Inc.” refers to The Goldman Sachs Group, Inc. “GS & Co.” refers to Goldman Sachs & Co. LLC and its predecessors. The term “Goldman Sachs” refers to GS Group Inc., together with GS & Co., GSAM and its other subsidiaries and affiliates. Goldman Sachs advises clients in many markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including us, Goldman Sachs BDC, Inc., Silver Capital Holdings LLC (formerly Goldman Sachs Private Middle Market Credit LLC), Goldman Sachs Private Middle Market Credit II LLC, Phillip Street Middle Market Lending Fund LLC and West Bay BDC LLC), relationships and products, collectively, the “Accounts”).

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 14 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any updates to those risk factors contained in the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”), including Quarterly Reports on Form 10-Q, all of which we incorporate by reference herein other than as specified.

The Company

We are a specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). In addition, we have elected to be treated as a regulated investment company (“RIC”), and we expect to qualify annually for tax treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our taxable year ended December 31, 2023. From our commencement of investment operations on April 6, 2023 through December 31, 2025, we have originated approximately $20.00 billion in aggregate principal amount of Private Credit Instruments (as defined below) and related equity prior to any subsequent exits and repayments.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. Our investment strategy is consistent with that of the broader GSAM Private Credit platform, with a focus on capital preservation and capital appreciation, and includes:

•	Leveraging GSAM Private Credit’s position within Goldman Sachs;

•	Direct origination with borrowers;

•	Prudent investment selection with intensive due diligence and credit analysis;

•	Provision of large-sized commitments;

•	Structuring expertise with a focus on risk mitigation;

•	Rigorous portfolio management; and

•	Focus on companies with attractive business fundamentals.

Under normal circumstances, we will invest at least 80% of our total assets (which include net assets plus borrowings for investment purposes) in private credit instruments, which may include loans, notes, bonds and other corporate debt securities issued by corporate issuers (“Private Credit Investments”). If we change our 80% requirement, we will provide stockholders with at least 60 days’ notice of such change.

We primarily hold directly originated, first lien senior secured, floating rate debt of companies located primarily in the United States and, to a lesser extent, in non-U.S. jurisdictions. We may also invest, to a lesser extent, in broadly syndicated loans, second lien loans, unsecured, subordinated or payment-in-kind (“PIK”) debt, equity and debt tranches of collateralized loan obligations (“CLOs”), which are considered Private Credit

Investments, including CLOs that hold corporate debt, and equity and equity-like instruments. We also invest a portion of our portfolio in more liquid investments (“Liquid Investments”), such as broadly syndicated loans and other fixed-income securities, to provide the portfolio with additional liquidity.

We invest primarily in private companies based in the United States, but we also invest, to a lesser extent, in non-U.S. based companies (subject to compliance with BDC requirements to invest at least 70% of our assets in U.S. companies). We focus our lending across a spectrum of directly sourced opportunities in companies ranging from lower middle market to large capitalization in size. We may invest in companies of any size or capitalization.

We generally lead the origination of our investments as the primary lender, and we may participate in club deals (which are generally investments made by a small group of firms). Subject to the limitations of the Investment Company Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Goldman Sachs credit funds or affiliates. We also invest alongside institutional and retail-focused private credit Accounts, which may include proprietary accounts of Goldman Sachs. In addition, we have and expect to acquire or originate revolving credit facilities from time to time in connection with our investments in other assets.

Our investment strategy also allocates a portion of the overall portfolio to Liquid Investments to provide the portfolio with additional liquidity and to manage our payment obligations under our share repurchase program. Investment decisions related to Liquid Investments are generally made by the GSAM High Yield and Bank Loan team within the Global Fixed Income and Liquidity Solutions group of GSAM. Liquid Investments may include senior secured loans, senior secured high yield bonds, senior unsecured high yield bonds, and fixed-income ETFs and government securities. We use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns. Prior to raising or investing sufficient capital, the portfolio may display a greater percentage of assets within Liquid Investments or government securities than we otherwise would expect for a fully invested portfolio.

We employ leverage as market conditions permit and at the discretion of the Investment Adviser, but we intend to comply with the limitations set forth in the Investment Company Act, which currently allows us to borrow up to $2 of debt for each $1 of equity. We intend to use leverage in the form of borrowings, including loans from financial institutions as well as the issuance of debt securities. We may also use leverage in the form of preferred shares. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. We would expect any such leverage, if incurred, to increase the total capital available for investment by the Company.

We were formed as a Delaware limited liability company on March 25, 2022 with the name Goldman Sachs Loan Fund LLC, which we changed to Goldman Sachs Private Credit Fund LLC on May 18, 2022. Effective April 6, 2023, Goldman Sachs Private Credit Fund LLC was converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs Private Credit Corp., which succeeded to the business of, and by operation of law is deemed for purposes of Delaware law to be the same entity as, Goldman Sachs Private Credit Fund LLC. We are currently offering shares of our common stock, par value $0.001 per share (the “Shares”), on a continuous basis in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including in reliance on Section 4(a)(2) thereof and Regulation D and Regulation S thereunder.

Our corporate headquarters are located at 200 West Street, New York, New York 10282. We file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. Copies of these reports, proxy and information statements and other information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$400,000,000 aggregate principal amount of 5.875% Notes due 2028 (the “May 2028 Exchange Notes”).

$600,000,000 aggregate principal amount of 6.250% Notes due 2030 (the “2030 Exchange Notes”)

$660,000,000 aggregate principal amount of 5.375% Notes due 2029 (the “2029 Exchange Notes”)

$900,000,000 aggregate principal amount of 5.875% Notes due 2031 (the “2031 Exchange Notes”)

$700,000,000 aggregate principal amount of 5.050% Notes due 2028 (the “February 2028 Exchange Notes” and, collectively with the May 2028 Exchange Notes, the 2030 Exchange Notes, the 2029 Exchange Notes, and the 2031 Exchange Notes, the “Exchange Notes”).

The terms of our May 2028 Exchange Notes, 2030 Exchange Notes, 2029 Exchange Notes, 2031 Exchange Notes and February 2028 Exchange Notes that have been registered with the SEC under the Securities Act are substantially identical to those of our outstanding 5.875% Notes due 2028 (the “May 2028 Restricted Notes”), which were issued on May 6, 2025, the 6.250% Notes due 2030 (the “2030 Restricted Notes”), which were issued on May 6, 2025; the 5.375% Notes due 2029 (the “2029 Restricted Notes”), which were issued in separate transactions on each of October 17, 2025 and December 16, 2025; the 5.875% Notes due 2031 (the “2031 Restricted Notes”), which were issued in separate transactions on each of November 24, 2025 and February 23, 2026; and the 5.050% Notes due 2028 (the “February 2028 Restricted Notes” and together with the May 2028 Restricted Notes, the 2030 Restricted Notes, the 2029 Restricted Notes, the 2031 Restricted Notes, the “Restricted Notes”), which were issued on February 23, 2026, in each case, in transactions not requiring registration under the Securities Act except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the May 2028 Restricted Notes and the May 2028 Exchange Notes together as the “May 2028 Notes”, the 2030 Restricted Notes and the 2030 Exchange Notes together as the “2030 Notes”, the 2029 Restricted Notes and the 2029 Exchange Notes

together as the “2029 Notes”, the 2031 Restricted Notes and the 2031 Exchange Notes together as the “2031 Notes”, and the February 2028 Restricted Notes and the February 2028 Exchange Notes as the “February 2028 Notes”. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes”.

Restricted Notes	$400,000,000 aggregate principal amount of 5.875% Notes due 2028, which were issued in a private placement on May 6, 2025.

$600,000,000 aggregate principal amount of 6.250% Notes due 2030, which were issued in a private placement on May 6, 2025.

$660,000,000 aggregate principal amount of 5.375% Notes due 2029, which were issued in separate private placements on each of October 17, 2025 and December 16, 2025.

$900,000,000 aggregate principal amount of 5.875% Notes due 2031, which were issued in separate private placements on each of November 24, 2025 and February 23, 2026.

$700,000,000 aggregate principal amount of 5.050% Notes due 2028, which were issued in a private placement on February 23, 2026.

The Exchange Offer	In the exchange offer, we will exchange the May 2028 Restricted Notes, the 2030 Restricted Notes, the 2029 Restricted Notes, the 2031 Restricted Notes, and the February 2028 Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for a like principal amount of the May 2028 Exchange Notes, the 2030 Exchange Notes, the 2029 Exchange Notes, the 2031 Exchange Notes, and the February 2028 Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the Securities Act.

In order to be exchanged, outstanding Restricted Notes must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on , 2026. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreements

In connection with the private placement of the May 2028 Restricted Notes, we entered into a registration rights agreement with BofA Securities, Inc., as the representative of the several initial purchasers.

In connection with the private placement of the 2030 Restricted Notes, we entered into a registration rights agreement with BofA Securities, Inc., as the representative of the several initial purchasers. In connection with the private placement of the 2029 Restricted Notes, we entered into two registration rights agreements with Morgan Stanley & Co. LLC, as the representative of the several initial purchasers on October 17, 2025 and on December 16, 2025. In connection with the private placement of the 2031 Restricted Notes, we entered into registration rights agreements with each of Wells Fargo Securities, LLC, and BofA Securities, Inc., as the representatives of the several initial purchasers on November 24, 2025 and February 23, 2026, respectively. In connection with the private placement of the February 2028 Restricted Notes, we entered into a registration rights agreement with BofA Securities, Inc., as the representative of the several initial purchasers on February 23, 2026

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the Securities Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective. Notwithstanding the foregoing, a holder’s failure to exchange its Restricted Notes in an exchange offer shall not be deemed a failure by the Company to effect the exchange offer and shall not give rise to the foregoing obligations.

A copy of each registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate,” as that term is defined in Rule 405 under the Securities Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2026, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to Computershare Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	Computershare Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them pursuant to an exemption from registration under the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Goldman Sachs Private Credit Corp.

Notes Offered	$400,000,000 aggregate principal amount of 5.875% Notes due 2028.

$600,000,000 aggregate principal amount of 6.250% Notes due 2030.

$660,000,000 aggregate principal amount of 5.375% Notes due 2029.

$900,000,000 aggregate principal amount of 5.875% Notes due 2031.

$700,000,000 aggregate principal amount of 5.050% Notes due 2028.

Maturity Date	The May 2028 Exchange Notes will mature on May 6, 2028.

The 2030 Exchange Notes will mature on May 6, 2030.

The 2029 Exchange Notes will mature on January 31, 2029.

The 2031 Exchange Notes will mature on January 31, 2031.

The February 2028 Exchange Notes will mature on February 23, 2028.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of February 28, 2026, our total consolidated indebtedness, at carrying value, was approximately $7.3 billion, approximately $4.1 billion of which was secured, and approximately $2.8 billion of which was indebtedness of our subsidiaries.

Interest and Payment Dates

The May 2028 Notes bear cash interest from May 6, 2025, at an annual rate of 5.875% payable on May 6 and November 6 of each year, beginning on November 6, 2025. The 2030 Notes bear cash interest from May 6, 2025, at an annual rate of 6.250% payable on May 6 and November 6 of each year, beginning on November 6, 2025. The 2029 Notes bear cash interest from October 17, 2025 at an annual rate of 5.375% payable on January 31 and July 31 of each year, beginning on January 31, 2026. The 2031 Notes bear cash interest from November 24, 2025, at an annual rate of 5.875% payable on January 31 and July 31 of each year, beginning on July 31, 2026. The February 2028 Notes bear cash interest from February 23, 2026, at an annual rate of 5.050% payable on February 23, and August 23 of each year, beginning on August 23, 2026.

If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on (i) in the case of the May 2028 Notes, April 6, 2028 (the date falling one month prior to the maturity date of the May 2028 Notes); (ii) in the case of the 2030 Notes, April 6, 2030 (the date falling one month prior to the maturity date of the 2030 Notes); (iii) in the case of the 2029 Notes, December 31, 2028 (the date falling one month prior to the maturity date of the 2029 Notes); and (iv) in the case of the 2031 Notes, December 31, 2030 (the date falling one month prior to the maturity date of the 2031 Notes) (each, a “Par Call Date”) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points in the case of the May 2028 Notes, plus 40 basis points in the case of the 2030 Notes, plus 30 basis points in the case of the 2029 Notes, plus 40 basis points in the case of the 2031 Notes, and plus 30 basis points in the case of the February 2028 Notes less, in each case, (b) interest accrued to the date of redemption, or (2) 100% of the principal amount of the Notes to be redeemed.

On or after the applicable Par Call Date, or at any time before the maturity date of the applicable Notes, as applicable, we may redeem some or all of the May 2028 Notes, the 2030 Notes, the 2029 Notes, the 2031 Notes or the February 2028 Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase

If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be Computershare Trust Company, National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and any updates to those risks contained in the Company’s subsequent filings with the SEC, including Quarterly Reports on Form 10-Q, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of February 28, 2026 our total consolidated indebtedness, at carrying value, was approximately $7.3 billion, approximately, $4.1 billion of which was secured, and approximately $2.8 billion of which was indebtedness of our subsidiaries.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes, and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of February 28, 2026, approximately $2.8 billion, at carrying value, of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes are rated by Moody’s Investors Service (“Moody’s”), Fitch, Inc. (“Fitch”) and S&P Global Ratings (“S&P”). There can be no assurance that their respective credit ratings will remain stable for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if, in its judgment, future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the Investment Company Act as modified by Section 61(a)(1) and (2) of the Investment Company Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Our Business and Structure—We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us” in the Company’s most recent Annual Report on Form 10-K , which is incorporated by reference herein. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from the value of the Restricted Notes immediately prior to the exchange depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a

Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we, the Trustee nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference into this prospectus, contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue” or “believe” or the negatives of, or other variations on, these terms or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. There may be events in the future, however, that we are not able to predict accurately or control. In particular, there are forward-looking statements under “Summary—Goldman Sachs Private Credit Corp.” The factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, as well as any cautionary language included or incorporated by reference in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. The occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operations and financial position. Any forward-looking statement made by us in this prospectus speaks only as of the date of this prospectus. Factors or events that could cause our actual results to differ from our forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, definitive proxy statements, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. Under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our future operating results;

•	disruptions in the capital markets, market conditions, and general economic uncertainty;

•

changes in political, economic, social or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the effect of any pandemic or epidemic;

•	United States trade policy developments, tariffs and other trade restrictions;

•

uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union, Latin America and Asia, the war between Russia and Ukraine and conflict in the Middle East;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our current and prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of the Investment Adviser;

•	the use of borrowed money to finance a portion of our investments;

•	our ability to make distributions;

•	the adequacy of our cash resources and working capital;

•	changes in interest rates;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of future acquisitions and divestitures;

•	the effect of changes in tax laws and regulations and interpretations thereof;

•	our ability to maintain our status as a BDC;

•	our ability to maintain our status under Subchapter M of the Code as a RIC and our qualification for tax treatment as a RIC;

•	actual and potential conflicts of interest with the Investment Adviser and its affiliates;

•	the ability of the Investment Adviser to attract and retain highly talented professionals;

•	the impact on our business from new or amended legislation or regulations;

•	the availability of credit and/or our ability to access the equity and capital markets;

•	currency fluctuations, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	the impact of changing inflation and interest rates and the risk of recession on our portfolio companies;

•	the effect of global climate change on our portfolio companies;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

•	the increased public scrutiny of and regulation related to corporate social responsibility;

•	the ability of the parties to realize the anticipated benefits of the transaction that resulted in Goldman Sachs Middle Market Lending Corp. II merging (the “Merger”) with and into us;

•	the effects of disruption on our business from the Merger;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Merger; and

•	the risk that stockholder litigation in connection with the Merger may result in significant costs of defense and liability.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued (i) $400,000,000 aggregate principal amount of the May 2028 Restricted Notes, which were issued on May 6, 2025, (ii) $600,000,000 aggregate principal amount of the 2030 Restricted Notes, which were issued on May 6, 2025, (iii) $660,000,000 aggregate principal amount of the 2029 Restricted Notes, which were issued in separate transactions on each of October 17, 2025 and December 16, 2025, (iv) $900,000,000 aggregate principal amount of the 2031 Restricted Notes, which were issued in separate transactions on each of November 24, 2025 and February 23, 2026, and (v) $700,000,000 aggregate principal amount of the February 2028 Restricted Notes, which were issued on February 23, 2026, and in each case, in transactions not requiring registration under the Securities Act.

The May 2028 Restricted Notes were issued, and the May 2028 Exchange Notes will be issued, pursuant to a base indenture dated as of May 6, 2025 (the “Base Indenture”), and the first supplemental indenture, dated as of May 6, 2025, to the Base Indenture (the “First Supplemental Indenture,”) between us and Computershare Trust Company, National Association, as Trustee (the “Trustee”).

The 2030 Restricted Notes were issued, and the 2030 Exchange Notes will be issued, pursuant to the Base Indenture and the second supplemental indenture, dated as of May 6, 2025, to the Base Indenture (the “Second Supplemental Indenture”).

The 2029 Restricted Notes were issued, and the 2029 Exchange Notes will be issued, pursuant to the Base Indenture and the third supplemental indenture, dated as of October 17, 2025, to the Base Indenture (the “Third Supplemental Indenture”).

The 2031 Restricted Notes were issued, and the 2031 Exchange Notes will be issued, pursuant to the Base Indenture and the fourth supplemental indenture, dated as of November 24, 2025, to the Base Indenture (the “Fourth Supplemental Indenture”).

The February 2028 Restricted Notes were issued, and the February 2028 Exchange Notes will be issued, pursuant to the Base Indenture and the fifth supplemental indenture, dated as of February 23, 2026, to the Base Indenture (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”) between us and the Trustee.

In connection with such Restricted Notes issuances, we entered into registration rights agreements, which require that we file this registration statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the Securities Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the Securities Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of each registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the Securities Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the Securities Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the applicable registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the Securities Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the Securities Act or unless you offer to resell or transfer them pursuant to an exemption under the Securities Act; and

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, (i) $400,000,000 aggregate principal amount of the May 2028 Restricted Notes, (ii) $600,000,000 aggregate principal amount of the 2030 Restricted Notes, (iii) $660,000,000 aggregate principal amount of the 2029 Restricted Notes, (iv) $900,000,000 aggregate principal amount of the 2031 Restricted Notes, and (v) $700,000,000 of the February 2028 Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to Computershare Trust Company, National Association, the exchange agent for the exchange offer (the “exchange agent”). The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on,    2026, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the trustee, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

•	In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed Computershare Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

Computershare Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

5:00 p.m. New York City Time on the Expiration Date:

Computershare Trust Company, N.A.

1505 Energy Park Drive

St. Paul, MN 55108

Attn: CTSO Mail Operations

For Information or Confirmation by Telephone Call:

(800) 344-5128

For Facsimile Transmission (for Eligible Institutions only):

(877) 407-4679

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $0.3 million, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the May 2028 Restricted Notes, and will issue the May 2028 Exchange Notes, under the Base Indenture and the First Supplemental Indenture. We issued the 2030 Restricted Notes, and will issue the 2030 Exchange Notes, under the Base Indenture and the Second Supplemental Indenture. We issued the 2029 Restricted Notes, and will issue the 2029 Exchange Notes, under the Base Indenture and the Third Supplemental Indenture. We issued the 2031 Restricted Notes, and will issue the 2031 Exchange Notes, under the Base Indenture and the Fourth Supplemental Indenture. We issued the February 2028 Restricted Notes, and will issue the February 2028 Exchange Notes, under the Base Indenture and the Fifth Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The May 2028 Notes will mature on May 6, 2028, the 2030 Notes will mature on May 6, 2030, the 2029 Notes will mature on January 31, 2029, the 2031 Notes will mature on January 31, 2031, and the February 2028 Notes will mature on February 23, 2028, in each case unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The May 2028 Restricted Notes bear, and the May 2028 Exchange Notes will bear, cash interest at the rate of 5.875% per annum from May 6, 2025 to the stated maturity or date of earlier redemption. Interest on the May 2028 Notes will be payable semi-annually in arrears on each of May 6 and November 6, commencing November 6, 2025 (if an interest payment date falls on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding April 21 or October 21 (whether or not a Business Day), respectively.

The 2030 Restricted Notes bear, and the 2030 Exchange Notes will bear, cash interest at the rate of 6.250% per annum from May 6, 2025 to the stated maturity or date of earlier redemption. Interest on the 2030 Notes will be payable semi-annually in arrears on each of May 6 and November 6, commencing November 6, 2025 (if an interest payment date falls on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding April 21 or October 21 (whether or not a Business Day), respectively.

The 2029 Restricted Notes bear, and the 2029 Exchange Notes will bear, cash interest at the rate of 5.375% per annum from October 17, 2025 to the stated maturity or date of earlier redemption. Interest on the 2029 Notes will be payable semi-annually in arrears on each of January 31 and July 31, commencing January 31, 2026 (if an interest payment date falls on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding January 15 or July 15 (whether or not a Business Day), respectively.

The 2031 Restricted Notes bear, and the 2031 Exchange Notes will bear, cash interest at the rate of 5.875% per annum from November 24, 2025 to the stated maturity or date of earlier redemption. Interest on the 2031 Notes will be payable semi-annually in arrears on each of January 31 and July 31, commencing July 31, 2026 (if an interest payment date falls on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding January 15 or July 15 (whether or not a Business Day), respectively.

The February 2028 Restricted Notes bear, and the February 2028 Exchange Notes will bear, cash interest at the rate of 5.050% per annum from February 23, 2026 to the stated maturity or date of earlier redemption. Interest on the February 2028 Notes will be payable semi-annually in arrears on each of February 23 and August 23, commencing August 23, 2026 (if an interest payment date falls on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding February 8 or August 8 (whether or not a Business Day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next Business Day. No further interest will accrue as a result of such delayed payment.

We issued (i) the May 2028 Restricted Notes in an aggregate principal amount of $400 million, which were issued on May 6, 2025, (ii) the 2030 Restricted Notes in an aggregate principal amount of $600 million, which were issued on May 6, 2025, (iii) the 2029 Restricted Notes in an aggregate principal amount of $660 million which were issued in separate transactions on each of October 17, 2025 and December 16, 2025, (iv) the 2031 Restricted Notes in an aggregate principal amount of $900,000,000, which were issued in separate transactions on each of November 24, 2025 and February 23, 2026, and (v) the February 2028 Restricted Notes in an aggregate principal amount of $700,000,000, which were issued on February 23, 2026, in each case, in transactions not requiring registration under the Securities Act.

The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points in the case of the May 2028 Notes, plus 40 basis points in the case of the 2030 Notes, plus 30 basis points in the case of the 2029 Notes, plus 40 basis points in the case of the 2031 Notes, and plus 30 basis points in the case of the February 2028 Notes, less, in each case, (b) interest accrued to the date of redemption, or

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date of the Notes.

Notwithstanding the foregoing, at any time on or after the applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

If we choose to redeem any of the Notes, we will deliver a notice of redemption to holders of such series of Notes to be redeemed not less than 10 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected by the Trustee on a pro rata basis or by a method that most nearly approximates a pro rata selection or, so long as the Notes are registered to DTC or its nominee, in accordance with the applicable procedures of the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed.

Unless we default in payment of the Redemption Price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the Redemption Price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate will be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date of the Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 will be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, we will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date of the Notes, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date of the Notes but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date of the Notes, one with a maturity date preceding the applicable Par Call Date of the Notes and one with a maturity date following the applicable Par Call Date of the Notes, we will select the United States Treasury security with a maturity date preceding the applicable Par Call Date of the Notes. If there are two or more United States Treasury securities maturing on the applicable Par Call Date of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, we will select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security will be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. Our actions and determinations in determining the Redemption Price of any of the Notes will be conclusive and binding for all purposes, absent manifest error. For the avoidance of doubt, the Trustee will have no duty to calculate the Redemption Price, nor will it have any duty to review or verify our calculations of the Redemption Price.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of written direction from us, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder an Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the Company’s most recent Annual Report on Form 10-K, which is incorporated by reference herein, for a general discussion of our and our subsidiaries’ indebtedness.

Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by, in the case of the May 2028 Notes and the 2030 Notes, both Fitch and Moody’s, and in the case of the 2029 Notes, the 2031 Notes, and the February 2028 Notes by all three of Fitch, Moody’s and S&P, on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies). However, a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Goldman Sachs Private Credit Corp. and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders. However, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Goldman Sachs Private Credit Corp. or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Goldman Sachs Private Credit Corp., measured by voting power rather than number of shares; or

(3) the approval by Goldman Sachs Private Credit Corp.’s stockholders of any plan or proposal relating to the liquidation or dissolution of Goldman Sachs Private Credit Corp.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Goldman Sachs Private Credit Corp., 50% or more of the outstanding equity interests of which are owned by Goldman Sachs Private Credit Corp. and its direct or indirect subsidiaries and of which Goldman Sachs Private Credit Corp. possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and, solely with respect to the 2029 Notes, BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the applicable Notes for reasons outside of our control, the equivalent investment grader credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Investment Adviser, any affiliate of the Investment Adviser or any entity that is managed by the Investment Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1) (i) with respect to the May 2028 Notes and the 2030 Notes, one or both of Fitch and Moody’s or (ii) with respect to the 2029 Notes, the 2031 Notes, and the February 2028 Notes each of Fitch, Moody’s and S&P; and

(2) (i) with respect to the May 2028 Notes and the 2030 Notes, if both of Fitch and Moody’s cease to rate the Notes or fail to make a rating of the May 2028 Notes or the 2030 Notes, as applicable, publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Fitch or Moody’s, as the case may be or (ii) with respect to the 2029 Notes, the 2031 Notes and the February 2028 Notes if any of Fitch, Moody’s or S&P cease to rate the 2029 Notes, the 2031 Notes or the February 2028 Notes, or fail to make a rating of the 2029 Notes, the 2031 Notes, or the February 2028 Notes, publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for any or all of Fitch, Moody’s or S&P as the case may be.

“S&P” means S&P Global Ratings or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (however, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Goldman Sachs Private Credit Corp. or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and the applicable registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the Investment Company Act as modified by Section 61(a)(1) and (2) of the Investment Company Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default for the Notes:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)

default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Goldman Sachs Private Credit Corp. for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

if, pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the Investment Company Act, on the last Business Day of each of 24 consecutive calendar months, any class of securities fails to have an asset coverage (as such term is used in the Investment Company Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(1) such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(2) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(3) such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security and/or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the

Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes actually known to a responsible officer of the Trustee or, if it is not actually known to a responsible officer of the Trustee at such time, promptly (and in any event within 10 Business Days) after it becomes actually known to a responsible officer of the Trustee, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; however, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as a responsible officer of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Meetings of Noteholders

The Indenture contains provisions relating to meetings of holders of the Notes, voting rights, conduct and adjournment of meetings, quorums, and actions that can be taken at such meetings.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

Defeasance

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

•

deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates;

•

deliver to the Trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if such covenant defeasance had not occurred; and

•	deliver to the Trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplished covenant defeasance, you could still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

•

We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

We must deliver to the Trustee a legal opinion of our counsel confirming that there has been a change in current U.S. federal income tax law or the IRS has published a ruling that in either case allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal income tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds that were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

•	We must deliver to the Trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes of such series. You could not look to us for repayment in the event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

Computershare Trust Company, National Association is the Trustee, security registrar and paying agent under the Indenture. Computershare Trust Company, National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Computershare Trust Company, National Association’s address is 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: CCT Administrator for Goldman Sachs Private Credit Corp. Neither the Trustee (in any of its capacities) nor any paying agent shall be responsible for monitoring the Company’s rating status, making any request upon any Rating Agency, or determining whether any rating event with respect to the Notes has occurred. The Trustee shall not be responsible (or have any liability related thereto) to make, confirm, or verify any calculation with respect to any matter under the Indenture.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the Business Day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following Business Day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, for U.S. federal income tax purposes, (i) you will not recognize gain or loss as a result of the exchange, (ii) the holding period of the Exchange Notes you receive will include the holding period of the Restricted Notes exchanged therefor and (iii) the basis of the Exchange Notes you receive will be the same as the basis of the Restricted Notes exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2025 and 2024 are derived from our consolidated financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report thereon is incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Reports on Form 10-Q filed with the SEC.

The following are the financial highlights for the years ended December 31, 2025 and 2024:

	Year Ended December 31, 2025	Year Ended December 31, 2024
Per Common Share Data(1):
Net asset value, beginning of period	$25.22	$25.20
Net investment income	2.32	2.54
Net unrealized and realized gain (losses)(2)	(0.26)	— (3)

Net increase in net assets resulting from operations(2)	$2.06	$2.54
Distributions to common stockholders	(2.29)	(2.52)
Distributions to preferred stockholders	—	—

Total increase (decrease) in net assets	$(0.23)	$0.02

Net asset value, end of period	$24.99	$25.22

Shares outstanding, end of period	345,702,942	194,480,997
Weighted average common shares outstanding	289,833,453	129,477,228
Total return based on NAV(4)	8.51%	10.53%
Supplemental Data/Ratio(5):
Net assets, end of period	$8,640,506	$4,905,704
Ratio of net expenses to average net assets	4.29%	3.99%
Ratio of net expenses before voluntary waivers to average net assets	5.44%	4.75%
Ratio of net expenses (without net incentive fees and interest and other debt expenses) to average net assets	0.61%	0.70%
Ratio of interest and other debt expenses to average net assets	3.16%	2.48%
Ratio of net incentive fees to average net assets	0.52%	0.81%
Ratio of total expenses to average net assets	5.80%	5.30%
Ratio of net investment income to average net assets	9.24%	10.05%
Portfolio turnover	22%	20%

(1)

The per share data was derived by using the weighted average common shares outstanding during the applicable period that the common shares were outstanding, except for distributions recorded, which reflects the actual amount per common share for the applicable period.

(2)	The amount shown may not correspond for the period as it includes the effect of the timing of common share issuances and distributions.
(3)	Amount rounds to less than $0.01.
(4)

Calculated as the change in net asset value per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s distribution reinvestment plan.

(5)	Ratios are annualized, except for, as applicable, fee waivers, expense support and unvested Incentive Fees. Net asset value used in ratios represents net asset value to common stockholders.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities is included in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Senior Securities” of our most recent annual report on Form 10-K, which is incorporated by reference herein. The report of our independent registered public accounting firm on such senior securities table is included in our most recent annual report on Form 10-K and is incorporated by reference herein. For a further explanation of the effects of our use of leverage, please see “Item 1A. Risk Factors—We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us” of our most recent annual report on Form 10-K and subsequent filings with the SEC.

PORTFOLIO COMPANIES

The table set forth below contains certain information as of December 31, 2025 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In this table, we have further specified our descriptions of certain investments to indicate whether they are first-lien or second-lien loans, unsecured debt, preferred stock, common stock or warrants.

Investment(1)(2)	Company Address	Type of Investment	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Initial Acquisition Date(5)	Maturity	Par(6)		Cost	Fair Value	% of Class Held at 12/31/2025	Footnotes
Debt Investments - 180.7%
Australia - 4.2%
1st Lien/Senior Secured Debt - 4.2%
Prestige Bidco Pty Ltd (dba Pickles Auctions)	36-40 Harp St, Belmore, NSW 2192, AU		Distributors	8.45%	B + 4.75%		08/25/31	AUD	72,042	$46,348	$47,837		(7) (8) (9)
A.C.N. 664 616 371 Pty Ltd (dba Aspen Pharmacare)	34-36 Chandos Street, St Leonards NSW 2065, Australia		Pharmaceuticals		B + 4.75%		12/23/32	AUD	230,366	—	—		(7) (9) (10)
A.C.N. 664 616 371 Pty Ltd (dba Aspen Pharmacare)	34-36 Chandos Street, St Leonards NSW 2065, Australia		Pharmaceuticals		B + 4.75%		12/23/30	AUD	40,011	—	—		(7) (9) (10)
A.C.N. 664 616 371 Pty Ltd (dba Aspen Pharmacare)	34-36 Chandos Street, St Leonards NSW 2065, Australia		Pharmaceuticals		B + 4.75%		12/23/32	AUD	23,037	—	—		(7) (9) (10)
DBG Consolidated Holdings Pty Ltd (dba Arrotex Pharmaceuticals)	15–17 Chapel Street, Cremorne, VIC 3121, Australia		Pharmaceuticals	9.04%	B + 5.25%		10/29/32	AUD	240,767	157,008	159,069		(7) (9)
DBG Consolidated Holdings Pty Ltd (dba Arrotex Pharmaceuticals)	15–17 Chapel Street, Cremorne, VIC 3121, Australia		Pharmaceuticals	9.04%	B + 5.25%		10/29/32	AUD	31,067	20,255	20,525		(7) (9)
Pacific Group Bidco Pty Ltd (dba Magentus)	Level 46, 600 Bourke St, Melbourne, VIC 3000, Australia		Software	8.70%	B + 5.00%		07/30/31	AUD	171,644	108,325	112,256		(7) (8) (9)
Pacific Group Bidco Pty Ltd (dba Magentus)	Level 46, 600 Bourke St, Melbourne, VIC 3000, Australia		Software		B + 2.00%		07/30/31	AUD	42,983	(152)	(574)		(7) (8) (9) (10)
Pacific Group Bidco Pty Ltd (dba Magentus)	Level 46, 600 Bourke St, Melbourne, VIC 3000, Australia		Software	9.09%	SN + 5.00%		07/30/31	GBP	16,374	21,277	21,630		(7) (8) (9)

Total 1st Lien/Senior Secured Debt										353,061	360,743

Total Australia										$353,061	$360,743
Belgium - 0.0%
1st Lien/Senior Secured Debt - 0.0%
Ranch Bidco B.V. (dba Innovad)	Cogels-Osylei 33, 2600 Antwerpen, Belgium		Biotechnology		E + 4.75%		12/01/32	EUR	34,699	$—	$—		(7) (9) (10)
Ranch Bidco B.V. (dba Innovad)	Cogels-Osylei 33, 2600 Antwerpen, Belgium		Biotechnology		E + 4.75%		12/01/32	EUR	10,410	—	40		(7) (9) (10)

Total 1st Lien/Senior Secured Debt										—	40

Total Belgium										$—	$40
Canada - 3.0%
1st Lien/Senior Secured Debt - 3.0%
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Quevec, Canada H4T 1P4		Chemicals	7.33%	C + 4.75%		11/01/30	CAD	64,998	$46,216	$47,237		(7) (8) (9)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Quevec, Canada H4T 1P4		Chemicals	8.60%	S + 4.75%		11/01/30		36,611	36,215	36,520		(7) (8) (9)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Quevec, Canada H4T 1P4		Chemicals	7.31%	C + 4.75%		11/01/30	CAD	16,105	227	281		(7) (8) (9) (10)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Quevec, Canada H4T 1P4		Chemicals	8.60%	S + 4.75%		11/01/30		14,367	14,178	14,331		(7) (8) (9)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Quevec, Canada H4T 1P4		Chemicals	8.59%	S + 4.75%		11/01/30	CAD	6,444	740	744		(7) (8) (9) (10)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Quevec, Canada H4T 1P4		Chemicals		S + 4.75%		11/01/30	CAD	4,296	(58)	(8)		(7) (8) (9) (10)
Prophix Software Inc. (dba Pound Bidco)	350 Burnhamthorpe Rd. West, Suite 1000, Mississauga, Ontario, Canada L5B 3J1		Financial Services	10.22%	S + 6.00%		04/24/30		83,908	83,763	83,489		(7) (8) (9)
Prophix Software Inc. (dba Pound Bidco)	350 Burnhamthorpe Rd. West, Suite 1000, Mississauga, Ontario, Canada L5B 3J1		Financial Services	10.22%	S + 6.00%		04/24/30		8,047	5,085	5,054		(7) (8) (9) (10)
Prophix Software Inc. (dba Pound Bidco)	350 Burnhamthorpe Rd. West, Suite 1000, Mississauga, Ontario, Canada L5B 3J1		Financial Services	9.80%	S + 6.00%		02/01/27		4,543	3,072	3,054		(7) (8) (9) (10)
123Dentist Inc.	4321 Still Creek Drive, Suite 200, Burnaby, BC V5C 6S7		Health Care Providers & Services	7.02%	C + 4.75%		08/10/29	CAD	30,000	3,740	3,820		(7) (8) (9) (10)
Aryeh Bidco Investment Ltd. (dba Dentalcorp)	181 Bay St. #2600, Toronto, ON M5J 2V8, Canada		Health Care Providers & Services		C + 5.00%		01/14/33	CAD	60,868	—	—		(7) (9) (10)
Aryeh Bidco Investment Ltd. (dba Dentalcorp)	181 Bay St. #2600, Toronto, ON M5J 2V8, Canada		Health Care Providers & Services		C + 5.00%		01/14/33	CAD	11,705	—	—		(7) (9) (10)
Aryeh Bidco Investment Ltd. (dba Dentalcorp)	181 Bay St. #2600, Toronto, ON M5J 2V8, Canada		Health Care Providers & Services		C + 5.00%		01/14/33	CAD	8,361	—	—		(7) (9) (10)
Jupiter Refuel Canada Buyer Inc. (dba 4Refuel)	231 Oak Park Blvd, Suite 206, Oakville, ON L6H 7S8, CA		Oil, Gas & Consumable Fuels	7.51%	C + 5.25%		06/30/31	CAD	52,982	38,361	38,119		(7) (8) (9)
Jupiter Refuel Canada Buyer Inc. (dba 4Refuel)	231 Oak Park Blvd, Suite 206, Oakville, ON L6H 7S8, CA		Oil, Gas & Consumable Fuels		C + 5.25%		06/30/31	CAD	11,547	(59)	(105)		(7) (8) (9) (10)
Jupiter Refuel Canada Buyer Inc. (dba 4Refuel)	231 Oak Park Blvd, Suite 206, Oakville, ON L6H 7S8, CA		Oil, Gas & Consumable Fuels	7.51%	C + 5.25%		06/30/31	CAD	7,698	864	865		(7) (8) (9) (10)
iWave Information Systems, Inc.	134 Kent Street, 2nd Level, Confederation Court Mall, Charlottetown, PE C1A 8R8, Canad		Software	9.98%	S + 6.25%		11/23/28		27,666	27,341	27,389		(8) (9)
iWave Information Systems, Inc.	134 Kent Street, 2nd Level, Confederation Court Mall, Charlottetown, PE C1A 8R8, Canad		Software	9.99%	S + 6.25%		11/23/28		6,771	605	609		(8) (9) (10)

Total 1st Lien/Senior Secured Debt										260,290	261,399

Total Canada										$260,290	$261,399
Cayman Islands - 2.0%
Structured Finance Obligation – Debt Instruments - 2.0%
Diameter Capital CLO 11, Ltd. - Class D1	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Class D1 Notes	Financial Services	7.13%	S + 2.85%	07/09/25	07/20/38		30,000	$30,000	$30,156	100.00%	(9)
Diameter Capital CLO 11, Ltd. - Class D2	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Class D2 Notes	Financial Services	8.48%	S + 4.20%	07/09/25	07/20/38		5,000	5,000	5,034	100.00%	(9)
Diameter Capital CLO 11, Ltd. - Class E	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Class E Notes	Financial Services	9.33%	S + 5.05%	07/09/25	07/20/38		15,000	15,000	15,007	100.00%	(9)
Diameter Capital CLO 13, Ltd. - Class D1	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Class D1 Notes	Financial Services	6.28%	S + 2.55%	11/26/25	01/20/39		5,580	5,580	5,580	23.33%	(9)
Diameter Capital CLO 13, Ltd. - Class D2	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Class D2 Notes	Financial Services	7.38%	S + 3.65%	11/26/25	01/20/39		2,000	2,000	2,000	100.00%	(9)
Diameter Capital CLO 13, Ltd. - Class E	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Class E Notes	Financial Services	8.33%	S + 4.60%	11/26/25	01/20/39		13,000	13,000	13,000	100.00%	(9)
Madison Park Funding LXX, Ltd. - Class D	71 Fort Street, PO Box 500, Grand Cayman KY1-1106, Cayman Islands	Class D Notes	Financial Services	7.03%	S + 2.80%	08/04/25	09/04/38		30,000	30,000	30,252	100.00%	(9)
Madison Park Funding LXX, Ltd. - Class E	71 Fort Street, PO Box 500, Grand Cayman KY1-1106, Cayman Islands	Class E Notes	Financial Services	9.23%	S + 5.00%	08/04/25	09/04/38		20,000	20,000	19,822	100.00%	(9)
Octagon 78, Ltd. - Class D	P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Class D Notes	Financial Services	6.91%	S + 2.80%	07/14/25	10/20/38		31,250	31,250	31,397	100.00%	(9)
Octagon 78, Ltd. - Class E	P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Class E Notes	Financial Services	9.11%	S + 5.00%	07/14/25	10/20/38		20,000	20,000	19,852	100.00%	(9)

Total Structured Finance Obligation – Debt										171,830	172,100

Total Cayman Islands										$171,830	$172,100

Investment(1)(2)	Company Address	Industry(3)	Interest Rate (4)	Reference Rate and Spread(4)	Initial Acquisition Date(5)	Maturity	Par(6)		Cost	Fair Value	Footnotes
France - 1.1%
1st Lien/Senior Secured Debt - 1.1%
Financière N (dba Nemera)	63 avenue Tony Garnier 69007, Lyon, France	Health Care Equipment & Supplies	7.02%	E + 5.00%	03/14/25	05/07/32	EUR	11,428	$12,799	$13,296	(7) (8) (9)
Financière N (dba Nemera)	63 avenue Tony Garnier 69007, Lyon, France	Health Care Equipment & Supplies	7.02%	E + 5.00%	03/14/25	05/07/32	EUR	5,357	2,584	2,602	(7) (8) (9) (10)
Financière N (dba Nemera)	63 avenue Tony Garnier 69007, Lyon, France	Health Care Equipment & Supplies	8.67%	S + 5.00%	04/11/25	05/07/32		3,171	3,142	3,139	(7) (8) (9)
Algae BidCo (dba Solabia Group)	Liberty Tower 17, Place des Reflets, 92097 Paris La Défense Cedex	Pharmaceuticals	6.80%	E + 4.75%	05/30/25	10/29/32	EUR	11,676	13,494	13,584	(7) (9)
Algae BidCo (dba Solabia Group)	Liberty Tower 17, Place des Reflets, 92097 Paris La Défense Cedex	Pharmaceuticals		E + 4.75%	05/30/25	10/29/32	EUR	2,848	(89)	(34)	(7) (9) (10)
Seven BidCo (dba Septeo)	194 Avenue de la Gare Sud de France, 34970, Lattes, France	Software	6.57%	E + 4.50%	08/01/25	08/27/32	EUR	51,173	59,539	59,838	(7) (8) (9)
Seven BidCo (dba Septeo)	194 Avenue de la Gare Sud de France, 34970, Lattes, France	Software		E + 4.50%	11/20/25	08/27/32	EUR	18,286	(171)	(107)	(7) (8) (9) (10)
Seven BidCo (dba Septeo)	194 Avenue de la Gare Sud de France, 34970, Lattes, France	Software		E + 4.50%	08/01/25	08/27/32	EUR	8,823	(49)	(52)	(7) (8) (9) (10)

Total 1st Lien/Senior Secured Debt									91,249	92,266
2nd Lien/Senior Secured Debt - 0.0%
Algae PikCo (dba Solabia Group)	Liberty Tower 17, Place des Reflets, 92097 Paris La Défense Cedex	Pharmaceuticals	9.13%	E + 7.00%	05/30/25	10/31/33	EUR	2,964	3,282	3,440	(7) (9)

Total 2nd Lien/Senior Secured Debt									3,282	3,440

Total France									$94,531	$95,706
India - 0.2%
1st Lien/Senior Secured Debt - 0.2%
AGS Health BCP LLC (dba AGS Health)	1015 18th St NW, Suite #1101, Washington, DC 20036	Health Care Technology	8.32%	S + 4.50%		08/02/32		12,918	$12,887	$12,886	(7) (8) (9)
AGS Health BCP LLC (dba AGS Health)	1015 18th St NW, Suite #1101, Washington, DC 20036	Health Care Technology		S + 4.50%		08/02/32		4,583	(5)	(12)	(7) (8) (9) (10)
AGS Health BCP LLC (dba AGS Health)	1015 18th St NW, Suite #1101, Washington, DC 20036	Health Care Technology		S + 4.50%		08/02/32		1,667	(4)	(4)	(7) (8) (9) (10)

Total 1st Lien/Senior Secured Debt									12,878	12,870

Total India									$12,878	$12,870
Italy - 0.4%
1st Lien/Senior Secured Debt - 0.3%
Optima S.P.A	Via Gaggio N°72, 47832 San Clemente, Rimini, Italy	Consumer Staples Distribution & Retail		E + 5.50%	05/22/25	05/01/32	EUR	44,000	—	—	(7) (9) (10)
INK (BC) BIDCO S.R.L. (dba Namirial)	Via Caduti sul Lavoro, 4 Senigallia, 60019 Italy	Software	7.04%	E + 5.00%	04/15/25	04/11/32	EUR	15,749	17,925	18,138	(7) (8) (9)
INK (BC) BIDCO S.R.L. (dba Namirial)	Via Caduti sul Lavoro, 4 Senigallia, 60019 Italy	Software	7.05%	E + 5.00%	06/25/25	06/24/32	EUR	9,224	10,482	10,624	(7) (8) (9)
INK (BC) BIDCO S.R.L. (dba Namirial)	Via Caduti sul Lavoro, 4 Senigallia, 60019 Italy	Software		E + 7.50%	04/15/25	04/11/32	EUR	4,500	(56)	(106)	(7) (8) (9) (10)

Total 1st Lien/Senior Secured Debt									28,351	28,656
2nd Lien/Senior Secured Debt - 0.1%
INK (BC) FINCO S.R.L. (dba Namirial)	Via Caduti sul Lavoro, 4 Senigallia, 60019 Italy	Software	10.33%	E + 8.25% PIK	04/15/25	04/11/33	EUR	3,375	$3,840	$3,887	(7) (8) (9)
INK (BC) FINCO S.R.L. (dba Namirial)	Via Caduti sul Lavoro, 4 Senigallia, 60019 Italy	Software	10.26%	E + 8.25% PIK	06/25/25	06/24/33	EUR	2,025	2,301	2,332	(7) (8) (9)

Total 2nd Lien/Senior Secured Debt									6,141	6,219

Total Italy									$34,492	$34,875
Luxembourg - 0.2%
1st Lien/Senior Secured Debt - 0.2%
Netrisk Group Luxco 4 S.à r.l.	Budapest, Szekszárdi u. 16-18-4. emelet, 1138 Hungary	Insurance	7.27%	E + 5.25%	11/15/25	02/05/32	EUR	13,200	$13,421	$15,280	(7) (8) (9)
Netrisk Group Luxco 4 S.à r.l.	Budapest, Szekszárdi u. 16-18-4. emelet, 1138 Hungary	Insurance		E + 5.25%	11/15/25	02/05/32	EUR	2,400	(21)	(42)	(7) (8) (9) (10)
Netrisk Group Luxco 4 S.à r.l.	Budapest, Szekszárdi u. 16-18-4. emelet, 1138 Hungary	Insurance	7.27%	E + 5.25%	11/15/25	02/05/32	EUR	1,000	354	189	(7) (8) (9) (10)

Total 1st Lien/Senior Secured Debt									13,754	15,427

Total Luxembourg									$13,754	$15,427
Netherlands - 0.0%
1st Lien/Senior Secured Debt - 0.0%
Unit4 Group Holding B.V.	Chaucer Industrial Estate, Polegate, BN26 6JF, UK	Software		E + 4.50%		12/18/32	EUR	82,979	$—	$—	(7) (9) (10)
Unit4 Group Holding B.V.	Chaucer Industrial Estate, Polegate, BN26 6JF, UK	Software		E + 4.50%		12/18/32	EUR	10,372	—	—	(7) (9) (10)
Unit4 Group Holding B.V.	Chaucer Industrial Estate, Polegate, BN26 6JF, UK	Software		E + 4.50%		12/18/32	EUR	7,779	—	—	(7) (9) (10)

Total 1st Lien/Senior Secured Debt									—	—

Total Netherlands									$—	$—

Investment(1)(2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Initial Acquisition Date(5)	Maturity	Par(6)		Cost	Fair Value	Footnotes
Sweden - 1.0%
1st Lien/Senior Secured Debt - 1.0%
OMEGA II AB (dba Fortnox)	Bollgatan 3B, 352 46 Växjö, Sweden	Software	6.12%	STIBOR + 4.25%		06/17/32	SEK	139,883	$14,386	$15,118	(7) (8) (9)
OMEGA II AB (dba Fortnox)	Bollgatan 3B, 352 46 Växjö, Sweden	Software		STIBOR + 4.25%		06/17/32	SEK	37,895	10	(21)	(7) (8) (9) (10)
Runner Bidco AB (dba nShift)	2nd Floor WeWork Aviation House, 125 Kingsway, London, WC2B 6NH United Kingdom	Software	6.87%	STIBOR + 5.00%		08/21/30	SEK	302,827	31,679	32,728	(7) (8) (9)
Runner Bidco AB (dba nShift)	2nd Floor WeWork Aviation House, 125 Kingsway, London, WC2B 6NH United Kingdom	Software	9.14%	N + 5.00%		08/21/30	NOK	99,288	9,767	9,801	(7) (8) (9)
Runner Bidco AB (dba nShift)	2nd Floor WeWork Aviation House, 125 Kingsway, London, WC2B 6NH United Kingdom	Software	7.02%	E + 5.00%		08/21/30	EUR	24,822	28,752	28,806	(7) (8) (9)
Runner Bidco AB (dba nShift)	2nd Floor WeWork Aviation House, 125 Kingsway, London, WC2B 6NH United Kingdom	Software		E + 5.00%		08/21/30	EUR	12,411	(101)	(91)	(7) (8) (9) (10)

Total 1st Lien/Senior Secured Debt									84,493	86,341

Total Sweden									$84,493	$86,341
Switzerland - 0.6%
1st Lien/Last-Out Unitranche (11) - 0.6%
Esperanto BidCo AG (dba BSI Software)	Täfernweg 1, 5405 Baden, Switzerland	Software	5.75%	SARON + 5.75%		09/27/31	CHF	24,087	$29,796	$29,953	(7) (8) (9)
Esperanto BidCo AG (dba BSI Software)	Täfernweg 1, 5405 Baden, Switzerland	Software	5.75%	SARON + 5.75%		09/27/31	CHF	9,074	10,559	11,284	(7) (8) (9)
Esperanto BidCo AG (dba BSI Software)	Täfernweg 1, 5405 Baden, Switzerland	Software	7.77%	E + 5.75%		09/27/31	EUR	6,929	7,526	8,021	(7) (8) (9)
Esperanto BidCo AG (dba BSI Software)	Täfernweg 1, 5405 Baden, Switzerland	Software	5.75%	SARON + 5.75%		09/27/31	CHF	2,561	2,981	3,185	(7) (8) (9)

Total 1st Lien/Last-Out Unitranche									50,862	52,443

Total Switzerland									$50,862	$52,443
United Arab Emirates - 0.0%
1st Lien/Senior Secured Debt - 0.0%
GEMS Topco Limited (dba GEMS Education)	GEMS Education Building, Sheikh Zayed Road, Dubai, United Arab Emirates, AE	Diversified Consumer Services		S + 4.25%	11/15/25	11/15/28		30,000	$—	$—	(7) (9) (10)
GEMS Topco Limited (dba GEMS Education)	GEMS Education Building, Sheikh Zayed Road, Dubai, United Arab Emirates, AE	Diversified Consumer Services		S + 11.50% PIK	11/15/25	11/15/28		30,000	—	—	(7) (9) (10)

Total 1st Lien/Senior Secured Debt									—	—

Total United Arab Emirates									$—	$—
United Kingdom - 4.7%
1st Lien/Senior Secured Debt - 4.4%
Clearcourse Partnership Acquireco Finance Limited	10-12 Eastcheap, First Floor, London, England EC3M 1AJ	IT Services	11.47%	SN + 7.50% (Incl. 0.50% PIK)		07/25/28	GBP	14,539	$18,951	$19,010	(8) (9)
Clearcourse Partnership Acquireco Finance Limited	10-12 Eastcheap, First Floor, London, England EC3M 1AJ	IT Services	11.47%	SN + 7.50% (Incl. 0.50% PIK)		07/25/28	GBP	8,583	11,138	11,222	(8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	8.93%	B + 5.25%	10/04/24	10/06/31	AUD	16,301	10,890	10,878	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	9.19%	B + 5.25%	09/13/24	10/06/31	GBP	15,214	13,958	14,452	(7) (8) (9) (10)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	7.51%	C + 5.25%	09/13/24	10/06/31	CAD	14,958	10,822	10,898	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	11.72%	SN + 8.00% PIK	09/13/24	10/04/32	GBP	14,127	18,277	18,662	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	9.10%	S + 5.25%	09/13/24	10/06/31		9,635	9,468	9,635	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	11.72%	SN + 8.00% PIK	09/13/24	10/04/32	GBP	8,348	10,801	11,027	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	9.22%	SN + 5.25%	09/13/24	10/06/31	GBP	8,266	10,661	11,142	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	9.22%	SN + 5.25%	09/13/24	10/06/31	GBP	5,984	7,717	8,066	(7) (8) (9)
Solar Holdings Bidco Limited (dba SLR Consulting)	Third Floor Summit House, 12 Red Lion Square, London, WC1R 4QH	Professional Services	9.10%	S + 5.25%	09/13/24	10/06/31		4,665	4,585	4,666	(7) (8) (9)
Consilio Midco Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software	6.77%	E + 4.75%	04/08/25	04/16/32	EUR	59,423	66,953	69,136	(7) (8) (9)
Consilio Midco Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software	8.42%	S + 4.75%	04/08/25	04/16/32		56,779	56,255	56,211	(7) (8) (9)
Consilio Midco Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software	8.42%	S + 4.75%	04/08/25	04/16/32		34,997	34,673	34,647	(7) (8) (9)
Consilio Midco Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software		S + 4.75%	04/08/25	04/16/32		19,808	(192)	(198)	(7) (8) (9) (10)
Consilio Midco Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software		S + 4.75%	04/08/25	04/16/32		13,205	—	(132)	(7) (8) (9) (10)
SI Swan UK Bidco Limited (dba Sapiens International)	Azrieli Center, 26 Harokmim Street, Holon 588-5800	Software	8.59%	S + 4.75%		12/16/32		91,320	90,870	90,863	(7) (9)
SI Swan UK Bidco Limited (dba Sapiens International)	Azrieli Center, 26 Harokmim Street, Holon 588-5800	Software		S + 4.75%		12/16/32		15,836	(39)	(40)	(7) (9) (10)
SI Swan UK Bidco Limited (dba Sapiens International)	Azrieli Center, 26 Harokmim Street, Holon 588-5800	Software		S + 4.75%		06/17/26		13,724	—	—	(7) (9) (10)

Total 1st Lien/Senior Secured Debt									375,788	380,145
2nd Lien/Senior Secured Debt - 0.3%
Consilio IntermediateCo Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software	11.23%	S + 7.50% PIK	04/08/25	04/14/33		15,385	$15,182	$15,154	(7) (8) (9)
Consilio IntermediateCo Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software	9.60%	E + 7.50% PIK	04/08/25	04/14/33	EUR	10,393	11,674	12,061	(7) (8) (9)
Consilio IntermediateCo Limited (dba Cyncly)	1 Ash Tree House, Norman Court, Ashby-De-La-Zouch, England, LE65 2UZ	Software	11.82%	S + 7.50% PIK	04/08/25	04/14/33		6,620	17	(82)	(7) (8) (9) (10)

Total 2nd Lien/Senior Secured Debt									26,873	27,133

Total United Kingdom									$402,661	$407,278

Investment(1)(2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
United States - 163.3%
1st Lien/Senior Secured Debt - 159.7%
Bleriot US Bidco Inc.	20400 Plummer Street Chatsworth, California, 91311	Aerospace & Defense	6.17%	S + 2.50%	10/31/30	$24,050	$24,080	$24,160
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	9.13%	S + 5.25% (incl. 1.50% PIK)	01/09/30	42,380	41,610	41,533	(7) (8)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	9.13%	S + 5.25% (incl. 1.50% PIK)	01/09/30	5,784	5,725	5,668	(7) (8)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.85%	S + 5.00% (incl. 1.50% PIK)	01/09/28	5,670	776	737	(7) (8) (10)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	9.12%	S + 5.25% (incl. 1.50% PIK)	01/09/30	2,583	2,557	2,532	(7) (8)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.94%	S + 5.00% (incl. 1.50% PIK)	01/09/30	1,465	1,456	1,436	(7) (8)
PPW Aero Buyer, Inc. (dba Pursuit Aerospace)	200 Adams Street, Manchester, CT 06042	Aerospace & Defense	8.67%	S + 5.00%	09/30/31	24,203	23,986	24,082	(7) (8)
PPW Aero Buyer, Inc. (dba Pursuit Aerospace)	200 Adams Street, Manchester, CT 06042	Aerospace & Defense		S + 5.00%	09/30/31	9,775	(47)	(49)	(7) (8) (10)
PPW Aero Buyer, Inc. (dba Pursuit Aerospace)	200 Adams Street, Manchester, CT 06042	Aerospace & Defense		S + 5.00%	09/30/31	5,755	(55)	(29)	(7) (8) (10)
Propulsion (BC) Finco S.a.r.l.	Parque Tecnológico Edificio 300 Zamudio, Basque Country 48170	Aerospace & Defense	6.17%	S + 2.50%	09/14/29	12,938	13,005	12,993	(9)
VisionSafe Holdings, Inc.	46-217 Kahuhipa Street, Kaneohe, HI 96744	Aerospace & Defense	9.39%	S + 5.50%	04/19/30	11,171	11,000	10,948	(7) (8)
VisionSafe Holdings, Inc.	46-217 Kahuhipa Street, Kaneohe, HI 96744	Aerospace & Defense		S + 5.50%	04/19/30	1,763	(27)	(35)	(7) (8) (10)
eShipping, LLC	10812 NW Highway 45, Parkville, MO 64152	Air Freight & Logistics	8.19%	S + 4.50%	12/23/32	124,944	124,321	124,319	(7)
eShipping, LLC	10812 NW Highway 45, Parkville, MO 64152	Air Freight & Logistics		S + 4.50%	12/23/32	47,149	(117)	(118)	(7) (10)
eShipping, LLC	10812 NW Highway 45, Parkville, MO 64152	Air Freight & Logistics	8.19%	S + 4.50%	12/23/32	15,248	1,830	1,830	(7) (10)
eShipping, LLC	10812 NW Highway 45, Parkville, MO 64152	Air Freight & Logistics		S + 4.50%	12/23/32	8,326	(41)	(42)	(7) (10)
Rand Parent, LLC	1 North Lexington Avenue White Plains, NY 10601	Air Freight & Logistics	6.67%	S + 3.00%	03/18/30	3,235	3,232	3,241
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics	8.42%	S + 4.75%	08/02/32	112,223	111,151	111,101	(7)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics		S + 4.75%	08/02/32	34,354	(162)	(172)	(7) (10)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics		S + 4.75%	07/30/32	13,369	(126)	(134)	(7) (10)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics		S + 4.75%	08/02/32	3,808	(36)	(38)	(7) (10)
Clarios Global LP	Florist Tower, 5757 North Green Bay Avenue Milwaukee, WI 53209	Automobile Components	6.47%	S + 2.75%	01/28/32	16,434	16,361	16,495
Clarios Global LP	Florist Tower, 5757 North Green Bay Avenue Milwaukee, WI 53209	Automobile Components	6.22%	S + 2.50%	05/06/30	9,026	9,065	9,027
Dealer Tire Financial, LLC	7012 Euclid Avenue Cleveland, OH 44114	Automobile Components	6.72%	S + 3.00%	07/02/31	5,173	5,162	5,167
DexKo Global Inc.	73 Front Street, 5th Floor Hamilton HM 12	Automobile Components	7.58%	S + 3.75%	10/04/28	1,935	1,917	1,918	(9)
Mavis Tire Express Services Corp.	358 Saw Mill River Road Suite 17 Millwood, New York 10546	Automobile Components	6.72%	S + 3.00%	05/04/28	9,890	9,912	9,922	(12)
American Builders & Contractors Supply Co., Inc.	1 ABC Parkway Beloit, WI 53511-4466	Building Products	5.47%	S + 1.75%	01/31/31	29,695	29,781	29,796
Chamberlain Group Inc	300 Windsor Drive Oak Brook, IL 60523	Building Products	6.47%	S + 2.75%	09/08/32	22,625	22,655	22,658
Icebox Holdco III, Inc.	3039 Premiere Parkway, Suite 600 Duluth, GA 30097	Building Products	6.92%	S + 3.25%	12/22/31	21,659	21,713	21,822
MI Windows and Doors, LLC	650 West Market Street Gratz, PA 17030	Building Products	6.47%	S + 2.75%	03/28/31	14,261	14,374	14,257
Potters Industries, LLC	300 Lindenwood Drive Malvern, PA 19355-1740	Building Products		S + 2.50%	12/09/32	2,900	2,898	2,911	(12)
Quikrete Holdings, Inc.	5 Concourse Parkway Suite 1900 Atlanta, GA 30328	Building Products	5.97%	S + 2.25%	03/19/29	27,620	27,685	27,712
Quikrete Holdings, Inc.	5 Concourse Parkway Suite 1900 Atlanta, GA 30328	Building Products	5.97%	S + 2.25%	04/14/31	7,938	7,949	7,958
Quikrete Holdings, Inc.	5 Concourse Parkway Suite 1900 Atlanta, GA 30328	Building Products	5.97%	S + 2.25%	02/10/32	3,114	3,088	3,123
Standard Industries, Inc.	9 West 57th Street, 47th Floor New York, NY 10019	Building Products	5.48%	S + 1.75%	09/22/28	28,001	28,087	28,094	(12)
Tecta America Corp.	9450 West Bryn Mawr Avenue, Suite 500 Rosemont, IL 60018	Building Products	6.47%	S + 2.75%	02/18/32	2,686	2,700	2,694	(12)
White Cap Buyer LLC	6250 Brook Hollow Parkway Norcross, GA 30071	Building Products	6.97%	S + 3.25%	10/19/29	14,879	14,848	14,936
Cube Industrials Buyer Inc	30 Corporate Drive, Suite 200 Burlington, Massachusetts 01803	Capital Goods	6.85%	S + 3.00%	10/17/31	21,210	21,271	21,333
AAP Buyer Inc.	25800 Science Park Drive Cleveland, Ohio 44122	Chemicals	6.47%	S + 2.75%	09/09/31	7,128	7,167	7,150
Albaugh, LLC	1525 NE 36th Street Ankeny, IA 50021	Chemicals	7.47%	S + 3.75%	04/06/29	2,211	2,208	2,163
Formulations Parent Corporation (dba Chase Corp)	375 University Avenue, Westwood, MA 02090	Chemicals	7.93%	S + 4.00%	04/09/32	99,750	97,913	99,376
Illuminate Buyer, LLC	2107 Research Forest Drive The Woodlands, TX 77381	Chemicals	6.22%	S + 2.50%	12/31/29	32,231	32,260	32,242
INEOS Quattro Holdings UK Ltd	Avenue des Uttins, 3 Rolle, Vaud 1180	Chemicals	7.97%	S + 4.25%	10/07/31	1,894	1,894	1,255	(9)
Innophos, Inc.	259 Prospect Plains Rd Unit A East Windsor, NJ 08512	Chemicals	8.08%	S + 4.25%	03/16/29	11,837	11,822	11,541
Olympus Water US Holding Corporation	2475 Pinnacle Drive Wilmington, DE 19803	Chemicals	6.67%	S + 3.00%	06/20/31	16,379	16,352	16,221
Olympus Water US Holding Corporation	2475 Pinnacle Drive Wilmington, DE 19803	Chemicals		S + 3.00%	11/03/32	2,000	2,000	1,986	(12)

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)		Cost	Fair Value	Footnotes
Paint Intermediate III, LLC	20917 63rd Avenue West Lynnwood, WA 98036	Chemicals		S+3.00%	10/09/31		$1,421	$1,418	$1,427	(12)
SCIH Salt Holdings, Inc.	9401 Indian Creek Parkway, Suite 1500 Overland Park, KS 66210	Chemicals	6.52%	S+2.75%	01/31/29		5,175	5,204	5,183	(12)
Sparta U.S. HoldCo LLC	Linden Wood Corporate Center, 300 Lindenwood Drive Malvern, PA 19355-1740	Chemicals	6.86%	S+3.00%	08/02/30		12,052	12,043	11,941
W.R. Grace & Co.-Conn.	1 Campus Drive Parsippany, NJ 07054	Chemicals	6.69%	S+3.00%	08/19/32		8,479	8,445	8,471
AlixPartners, LLP	909 Third Avenue New York, NY 10022	Commercial Services & Supplies	5.72%	S+2.00%	08/12/32		31,875	31,947	31,909
Allied Universal Holdco LLC	1551 North Tustin Avenue, Suite 650 Santa Ana, CA 92705	Commercial Services & Supplies	6.97%	S+3.25%	08/20/32		11,322	11,338	11,373
Amentum Government Services Holdings LLC	20501 Seneca Meadows Parkway, Suite 300 Germantown, MD 20876	Commercial Services & Supplies	5.72%	S+2.00%	09/29/31		2,951	2,954	2,955	(9)
BEP Intermediate Holdco LLC (dba Buyers Edge)	307 Waverley Oaks Roa, Suite 401 Waltham, MA 02452	Commercial Services & Supplies	6.47%	S+2.75%	04/25/31		7,637	7,695	7,694
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.32%	S+6.50%	08/01/29		14,915	14,726	14,840	(7)(8)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	9.57%	S+5.75%	08/01/29		5,555	5,482	5,388	(7)(8)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	9.57%	S+5.75%	08/01/29		4,745	1,223	1,121	(7)(8)(10)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.32%	S+6.50%	08/01/29		4,532	4,467	4,509	(7)(8)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.32%	S+6.50%	08/01/29		3,476	1,324	1,353	(7)(8)(10)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.32%	S+6.50%	08/01/29		2,249	2,219	2,237	(7)(8)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies		S+6.50%	08/01/29		1,671	(12)	(50)	(7)(8)(10)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.32%	S+6.50%	08/01/29		750	739	746	(7)(8)
Edko, LLC	4615 Marlena St., Bossier City, LA 71111	Commercial Services & Supplies	8.42%	S+4.75%	10/02/31		37,125	36,766	36,754	(7)
Edko, LLC	4615 Marlena St., Bossier City, LA 71111	Commercial Services & Supplies		S+4.75%	10/02/31		13,200	(63)	(66)	(7)(10)
Edko, LLC	4615 Marlena St., Bossier City, LA 71111	Commercial Services & Supplies		S+4.75%	10/02/31		6,600	(63)	(66)	(7)(10)
EnviroSmart, LLC (dba ES Integrated)	1629 Meeting Street Road, Charleston, SC 29405	Commercial Services & Supplies	8.44%	S+4.75%	09/24/31		13,646	13,490	13,509	(7)(8)
EnviroSmart, LLC (dba ES Integrated)	1629 Meeting Street Road, Charleston, SC 29405	Commercial Services & Supplies	8.55%	S+4.75%	09/24/31		7,817	2,447	2,462	(7)(8)(10)
EnviroSmart, LLC (dba ES Integrated)	1629 Meeting Street Road, Charleston, SC 29405	Commercial Services & Supplies	8.74%	S+4.75%	09/24/31		3,909	735	743	(7)(8)(10)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.47%	S + 4.75% (Incl. 2.00% PIK)	03/04/32		146,063	144,766	144,603	(7)(8)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.47%	S + 4.75% (Incl. 2.00% PIK)	03/04/32		59,814	22,914	22,720	(7)(8)(10)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.47%	S + 4.75% (Incl. 2.00% PIK)	03/04/32		47,837	47,408	47,359	(7)(8)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.47%	S + 4.75% (Incl. 2.00% PIK)	03/04/32		42,858	42,459	42,430	(7)(8)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	10.47%	S + 6.75% (Incl. 2.00% PIK)	03/04/32		33,979	33,639	33,639	(7)(8)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies		S + 4.75% (Incl. 2.00% PIK)	03/04/32		24,528	(218)	(245)	(7)(8)(10)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies	8.42%	S+4.75%	12/17/32		162,005	161,500	161,497	(7)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies	8.42%	S+4.75%	12/17/32		46,646	46,394	46,392	(7)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies		S+4.75%	12/17/32		30,599	(105)	(106)	(7)(10)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies	8.42%	S+4.75%	12/17/32		28,713	28,415	28,413	(7)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies	8.44%	S+4.75%	12/17/32		11,962	2,088	2,088	(7)(10)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies		S+4.75%	12/17/32		8,556	(51)	(51)	(7)(10)
Kene Acquisition, Inc. (dba Entrust)	28100 Torch Parkway, #400, Warrenville, IL 60555	Commercial Services & Supplies	8.44%	S+4.75%	12/17/32		4,371	745	745	(7)(10)
Legends Hospitality Holding Company, LLC (fka ASM Buyer, Inc.)	61 Broadway Street, Suite 2400, New York, NY 10006	Commercial Services & Supplies	9.23%	S + 5.50% (Incl. 2.75% PIK)	08/22/31		100,463	98,380	99,207	(7)(8)
Legends Hospitality Holding Company, LLC (fka ASM Buyer, Inc.)	61 Broadway Street, Suite 2400, New York, NY 10006	Commercial Services & Supplies	8.73%	S+5.00%	08/22/30		11,500	3,569	3,594	(7)(8)(10)
Legends Hospitality Holding Company, LLC (fka ASM Buyer, Inc.)	61 Broadway Street, Suite 2400, New York, NY 10006	Commercial Services & Supplies	8.73%	S+5.00%	08/22/31		5,729	4,661	4,680	(7)(8)(10)
Madison IAQ LLC	8585 Côte-de-Liesse Saint-Laurent, QC H4T 1G6	Commercial Services & Supplies	6.70%	S+2.50%	06/21/28		21,050	21,101	21,140
Madison IAQ LLC	8585 Côte-de-Liesse Saint-Laurent, QC H4T 1G6	Commercial Services & Supplies	6.64%	S+2.75%	11/08/32		5,566	5,525	5,597
Orthrus Limited (dba Ocorian)	505 5th Ave Suite 1501, New York, NY 10017	Commercial Services & Supplies	10.02%	S + 6.25% (Incl. 2.75% PIK)	12/05/31		12,629	12,466	12,439	(7)(8)(9)
Orthrus Limited (dba Ocorian)	505 5th Ave Suite 1501, New York, NY 10017	Commercial Services & Supplies	10.22%	SN + 6.25% (Incl. 2.75% PIK)	12/05/31	GBP	5,351	6,731	7,104	(7)(8)(9)
Orthrus Limited (dba Ocorian)	505 5th Ave Suite 1501, New York, NY 10017	Commercial Services & Supplies	8.28%	E + 6.25% (Incl. 2.75% PIK)	12/05/31	EUR	4,780	4,999	5,533	(7)(8)(9)
Orthrus Limited (dba Ocorian)	505 5th Ave Suite 1501, New York, NY 10017	Commercial Services & Supplies	10.15%	SN + 6.25% (Incl. 2.75% PIK)	12/05/31	GBP	1,346	1,793	1,787	(7)(8)(9)
Orthrus Limited (dba Ocorian)	505 5th Ave Suite 1501, New York, NY 10017	Commercial Services & Supplies		SN + 6.25% (Incl. 2.75% PIK)	12/05/31	GBP	1,084	103	(22)	(7)(8)(9)(10)

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)		Cost	Fair Value	Footnotes
Saber Parent Holdings Corp. (dba Service Logic)	650 S. Tryon Street, Suite 1000, Charlotte, NC 28202	Commercial Services & Supplies	8.21%	S+4.50%	12/16/32		$93,525	$93,060	$93,057	(7)
Saber Parent Holdings Corp. (dba Service Logic)	650 S. Tryon Street, Suite 1000, Charlotte, NC 28202	Commercial Services & Supplies		S+4.50%	12/16/32		25,800	(64)	(64)	(7)(10)
Saber Parent Holdings Corp. (dba Service Logic)	650 S. Tryon Street, Suite 1000, Charlotte, NC 28202	Commercial Services & Supplies		S+4.50%	12/16/32		12,900	(64)	(64)	(7)(10)
TEI Intermediate LLC (dba Triumvirate Environmental)	200 Innerbelt Road, Somerville, MA 02143	Commercial Services & Supplies	8.85%	S + 5.25% (Incl. 2.88% PIK)	12/15/31		108,721	107,787	108,177	(7)(8)
TEI Intermediate LLC (dba Triumvirate Environmental)	200 Innerbelt Road, Somerville, MA 02143	Commercial Services & Supplies	8.61%	S+4.75%	12/15/31		34,537	4,234	4,231	(7)(8)(10)
TEI Intermediate LLC (dba Triumvirate Environmental)	200 Innerbelt Road, Somerville, MA 02143	Commercial Services & Supplies	8.62%	S+4.75%	12/15/31		14,678	3,932	3,985	(7)(8)(10)
Thevelia (US), LLC	15/F, International Trade Tower, 348 Kwun Tong Road, Kowloon Hong Kong	Commercial Services & Supplies	6.67%	S+3.00%	06/18/29		3,483	3,499	3,492	(9)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	9.00%	S+5.25%	04/30/31		107,087	105,896	106,551	(7)(8)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	9.12%	S+5.25%	04/30/31		32,072	4,952	5,006	(7)(8)(10)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	9.06%	S+5.25%	04/30/30		12,047	11,717	11,786	(7)(8)(10)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies		S+5.25%	04/30/30		6,522	(44)	(33)	(7)(8)(10)
Vaco Holdings, LLC	5501 Virginia Way, Suite 120 Brentwood, TN 37027-7682	Commercial Services & Supplies	8.82%	S+5.00%	01/22/29		2,032	2,000	1,650
Valet Waste Holdings, Inc. (dba Valet Living)	10150 Highland Manorr Drive, Suite 120, Tampa, FL 33610	Commercial Services & Supplies	9.72%	S+6.00%	05/01/29		115,510	114,837	113,777	(7)(8)
Valet Waste Holdings, Inc. (dba Valet Living)	10150 Highland Manorr Drive, Suite 120, Tampa, FL 33610	Commercial Services & Supplies	9.72%	S+6.00%	05/01/29		12,105	7,357	7,254	(7)(8)(10)
Valet Waste Holdings, Inc. (dba Valet Living)	10150 Highland Manorr Drive, Suite 120, Tampa, FL 33610	Commercial Services & Supplies		S+6.00%	05/01/29		8,151	(93)	(122)	(7)(8)(10)
Wand NewCo 3, Inc.	440 South Church Street, Suite 700 Charlotte, NC 28202	Commercial Services & Supplies	6.22%	S+2.50%	01/30/31		11,027	11,075	11,033
Wildcat Solutions Holdings, LLC (dba O6 Environmental)	6311 Bartmer Industrial Dr, St. Louis, MO 63130	Commercial Services & Supplies	8.51%	S+4.75%	08/05/32		18,981	18,809	18,791	(7)(8)
Wildcat Solutions Holdings, LLC (dba O6 Environmental)	6311 Bartmer Industrial Dr, St. Louis, MO 63130	Commercial Services & Supplies		S+4.75%	08/05/32		5,796	(27)	(58)	(7)(8)(10)
Wildcat Solutions Holdings, LLC (dba O6 Environmental)	6311 Bartmer Industrial Dr, St. Louis, MO 63130	Commercial Services & Supplies		S+4.75%	08/05/32		5,071	(48)	(51)	(7)(8)(10)
Brown Group Holding, LLC	Percival Way, London Luton Airport, Terminal 1 Luton, Bedfordshire LU2 9PA	Construction & Engineering	6.56%	S+2.75%	07/01/31		14,667	14,699	14,732
Brown Group Holding, LLC	Percival Way, London Luton Airport, Terminal 1 Luton, Bedfordshire LU2 9PA	Construction & Engineering	6.22%	S+2.50%	07/01/31		10,758	10,766	10,807
Chromalloy Corporation	4100 RCA Boulevard, Suite 100 Palm Beach Gardens, FL 33410	Construction & Engineering	7.23%	S+3.25%	03/27/31		19,809	19,698	19,908
DG Investment Intermediate Holdings 2, Inc.	Convergint Development Center, 1 Commerce Drive Schaumburg, IL 60173	Construction & Engineering	7.47%	S+3.75%	07/09/32		8,596	8,621	8,596
Geo TopCo Corporation (fka Geotechnical Merger Sub, Inc.)	10225 Westmoor Drive, Suite 205, Westminster, CO 80021	Construction & Engineering	8.40%	S+4.50%	10/15/31		38,313	37,981	38,121	(7)(8)
Geo TopCo Corporation (fka Geotechnical Merger Sub, Inc.)	10225 Westmoor Drive, Suite 205, Westminster, CO 80021	Construction & Engineering	8.29%	S+4.50%	10/15/31		14,190	6,862	6,882	(7)(8)(10)
Geo TopCo Corporation (fka Geotechnical Merger Sub, Inc.)	10225 Westmoor Drive, Suite 205, Westminster, CO 80021	Construction & Engineering	8.32%	S+4.50%	10/15/31		5,321	1,197	1,215	(7)(8)(10)
KKR Apple Bidco, LLC	5201 Tennyson Parkway, Suite 150 Plano, TX 75024-4117	Construction & Engineering	6.22%	S+2.50%	09/23/31		28,270	28,253	28,408
Sonar Acquisitionco, Inc. (dba SimPRO)	1 S.E. 3rd Avenue, Suite 2620, Miami, FL 33131	Construction & Engineering	8.62%	S+5.00%	10/24/30		48,113	47,812	47,873	(7)(8)(9)
Sonar Acquisitionco, Inc. (dba SimPRO)	1 S.E. 3rd Avenue, Suite 2620, Miami, FL 33131	Construction & Engineering	8.60%	B+5.00%	10/24/30	AUD	47,597	31,240	31,605	(7)(8)(9)
Sonar Acquisitionco, Inc. (dba SimPRO)	1 S.E. 3rd Avenue, Suite 2620, Miami, FL 33131	Construction & Engineering		S+5.00%	10/24/30		4,811	(34)	(24)	(7)(8)(9)(10)
Superman Holdings, LLC (dba Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	8.17%	S+4.50%	08/29/31		27,955	27,836	27,815	(7)(8)
Superman Holdings, LLC (dba Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	8.17%	S+4.50%	08/29/31		9,125	9,067	9,079	(7)(8)
Superman Holdings, LLC (dba Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering		S+4.50%	08/29/31		4,070	(17)	(20)	(7)(8)(10)
TRC Companies LLC	21 Griffin Road North Windsor, CT 06095	Construction & Engineering	6.72%	S+3.00%	12/08/28		21,224	21,307	21,270
Smyrna Ready Mix Concrete, LLC	1000 Hollingshead Circle Murfreesboro, TN 37129	Construction Materials	6.72%	S+3.00%	04/02/29		4,987	5,000	5,012
Blast Bidco Inc. (dba Bazooka Candy Brands)	200 Vesey Street, New York, NY 10281	Consumer Staples Distribution & Retail	9.67%	S+6.00%	10/04/30		70,828	69,502	69,234	(7)(8)
Blast Bidco Inc. (dba Bazooka Candy Brands)	200 Vesey Street, New York, NY 10281	Consumer Staples Distribution & Retail		S+6.00%	10/05/29		8,410	(139)	(189)	(7)(8)(10)
IRB Holding Corp.	Three Glenlake Parkway NE Atlanta, GA 30328	Consumer Staples Distribution & Retail	6.22%	S+2.50%	12/15/27		10,879	10,887	10,900
Berlin Packaging LLC	525 West Monroe Street Chicago, IL 60661	Containers & Packaging	7.11%	S+3.25%	06/07/31		9,900	9,930	9,919	(12)
Charter Next Generation, Inc.	300 N. LaSalle Drive, Suite 1575, Chicago, IL 60654	Containers & Packaging	6.50%	S+2.75%	11/29/30		45,396	45,373	45,461	(12)
Clydesdale Acquisition Holdings, Inc.	101 East Carolina Avenue Hartsville, SC 29550	Containers & Packaging	6.89%	S+3.18%	04/13/29		14,488	14,485	14,490
Oliver Packaging and Equipment Company, LLC (fka Buffalo Merger Sub, LLC)	3236 Wilson Dr. NW, Walker, MI 49534	Containers & Packaging	9.15%	S+5.25%	11/01/30		74,231	73,290	73,118	(7)(8)
Oliver Packaging and Equipment Company, LLC (fka Buffalo Merger Sub, LLC)	3236 Wilson Dr. NW, Walker, MI 49534	Containers & Packaging		S+5.25%	11/01/30		8,719	(106)	(131)	(7)(8)(10)

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.57%	S+4.75%	08/02/32	$7,841	$7,772	$7,763	(7)(8)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.59%	S+4.75%	08/02/32	5,726	5,670	5,669	(7)(8)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.59%	S+4.75%	08/02/32	3,884	3,846	3,845	(7)(8)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.57%	S+4.75%	08/02/32	3,423	3,392	3,388	(7)(8)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.59%	S+4.75%	08/02/32	3,162	276	275	(7)(8)(10)
Pregis TopCo Corporation	1650 Lake Cook Road, Suite 400, Deerfield Chicago, IL 60015	Containers & Packaging	7.72%	S+4.00%	02/01/29	14,890	14,957	15,004
Proampac PG Borrower LLC	12025 Tricon Road Cincinnati, OH 45246	Containers & Packaging	7.89%	S+4.00%	09/15/28	16,945	17,019	16,954
TricorBraun Holdings, Inc.	6 Cityplace Drive, Suite 1000 St. Louis, MO 63141	Containers & Packaging	6.97%	S+3.25%	03/03/31	9,057	9,024	8,746
Trident TPI Holdings, Inc.	460 East Swedesford Road, Suite 3000 Wayne, PA 19087	Containers & Packaging	7.42%	S+3.75%	09/15/28	7,475	7,554	7,166
BCPE Empire Holdings, Inc.	255 Route 1 & 9 Jersey City, NJ 07306	Distributors	6.97%	S+3.25%	12/11/30	5,145	5,158	5,083
CD&R Hydra Buyer Inc.	2301 Windsor Court Addison, IL 60101	Distributors	7.82%	S+4.00%	03/25/31	13,376	13,472	13,359
DFS Holding Company, Inc.	607 W. Dempster St., Mt. Prospect, IL, 60056	Distributors	11.17%	S + 7.50% (Incl. 5.00% PIK)	01/31/29	44,155	43,256	41,947	(8)
DFS Holding Company, Inc.	607 W. Dempster St., Mt. Prospect, IL, 60056	Distributors	11.17%	S + 7.50% (Incl. 5.00% PIK)	01/31/29	3,236	3,171	3,074	(8)
Fluid-Flow Products, Inc.	2108 Crown View Drive Charlotte, NC 28227	Distributors	6.97%	S+3.25%	03/31/28	20,142	20,209	20,208	(12)
Veritiv Corporation	Building 400, 1000 Abernathy Road NE Suite 1700 Atlanta, GA 30328	Distributors	7.67%	S+4.00%	12/02/30	5,615	5,595	5,608
Windsor Holdings III, LLC	3075 Highland Parkway, Suite 200 Downers Grove, IL 60515	Distributors	6.47%	S+2.75%	08/01/30	15,510	15,510	15,533
ABC Investment Holdco Inc. (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Diversified Consumer Services	9.67%	S+6.00%	04/26/29	24,233	23,851	23,566	(7)(8)(13)
ABC Investment Holdco Inc. (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Diversified Consumer Services	9.89%	S+6.00%	04/26/29	11,390	5,144	5,017	(7)(8)(10)(13)
ABC Investment Holdco Inc. (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Diversified Consumer Services	9.81%	S+6.00%	04/26/29	2,278	2,172	2,147	(7)(8)(10)(13)
CI (Quercus) Intermediate Holdings, LLC (dba SavATree)	550 Bedford Road, Bedford Hills, NY 10507	Diversified Consumer Services	8.69%	S+5.00%	06/06/31	116,794	116,176	116,210	(7)(8)
CI (Quercus) Intermediate Holdings, LLC (dba SavATree)	550 Bedford Road, Bedford Hills, NY 10507	Diversified Consumer Services		S+5.00%	06/06/31	56,751	(260)	(284)	(7)(8)(10)
CI (Quercus) Intermediate Holdings, LLC (dba SavATree)	550 Bedford Road, Bedford Hills, NY 10507	Diversified Consumer Services		S+5.00%	06/06/31	11,693	(90)	(58)	(7)(8)(10)
CI (Quercus) Intermediate Holdings, LLC (dba SavATree)	550 Bedford Road, Bedford Hills, NY 10507	Diversified Consumer Services	8.68%	S+5.00%	06/06/31	10,010	5,381	5,563	(7)(8)(10)
CST Holding Company (dba Intoxalock)	11035 Aurora Avenue, Des Moines, IA 50325	Diversified Consumer Services	8.82%	S+5.00%	11/01/28	50,881	49,488	50,626	(8)
CST Holding Company (dba Intoxalock)	11035 Aurora Avenue, Des Moines, IA 50325	Diversified Consumer Services		S+5.00%	11/01/28	4,949	(127)	(25)	(8)(10)
Curriculum Associates, LLC	55 Prospect St, Brookyln NY 11201	Diversified Consumer Services	8.47%	S+4.75%	05/07/32	257,069	255,592	255,784	(7)
Curriculum Associates, LLC	55 Prospect St, Brookyln NY 11201	Diversified Consumer Services	8.49%	S+4.75%	05/07/32	168,784	100,485	100,426	(7)(10)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services		S+5.25%	12/21/29	8,386	(84)	(84)	(7)(8)(10)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	9.01%	S+5.25%	12/21/29	6,217	5,667	5,720	(7)(8)(10)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	9.07%	S+5.25%	12/21/29	5,075	5,048	5,024	(7)(8)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	9.07%	S+5.25%	12/21/29	1,645	1,637	1,629	(7)(8)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	9.07%	S+5.25%	12/21/29	553	550	547	(7)(8)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	9.07%	S+5.25%	12/21/29	549	546	544	(7)(8)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	9.07%	S+5.25%	12/21/29	545	543	540	(7)(8)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services		S+5.25%	12/21/29	270	(3)	(3)	(7)(8)(10)
Genuine Financial Holdings, LLC	100 Centerview Drive, Suite 300 Nashville, TN 37214	Diversified Consumer Services	6.97%	S+3.25%	09/27/30	12,890	12,875	10,812
Pre-Paid Legal Services, Inc.1Pre-PaidWayAda,OK74820-5813		Diversified Consumer Services	6.97%	S+3.25%	12/15/28	5,929	5,959	5,722
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services	9.83%	S+6.00%	07/06/27	15,341	3,625	3,611	(8)(10)(13)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services	9.83%	S+6.00%	07/06/27	3,378	3,368	3,352	(8)(13)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services	9.83%	S+6.00%	07/06/27	2,370	2,364	2,352	(8)(13)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services		S+6.00%	07/06/27	600	(4)	(4)	(8)(10)(13)
Splash Car Wash, Inc.	472 Wheelers Farms Rd, Suite 201, Milford, CT 06461	Diversified Consumer Services	8.67%	S+5.00%	03/17/32	26,464	26,294	26,265	(7)(8)
Splash Car Wash, Inc.	472 Wheelers Farms Rd, Suite 201, Milford, CT 06461	Diversified Consumer Services		S+5.00%	03/17/31	4,125	(27)	(31)	(7)(8)(10)
Splash Car Wash, Inc.	472 Wheelers Farms Rd, Suite 201, Milford, CT 06461	Diversified Consumer Services		S+5.00%	03/17/32	2,640	(22)	(20)	(7)(8)(10)

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	8.86%	S+5.00%	07/25/28	$60,141	$8,335	$7,334	(7)(8)(10)
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	9.62%	S+5.75%	07/25/28	42,239	42,282	42,028	(7)(8)
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	9.62%	S+5.75%	07/25/28	6,549	6,555	6,516	(7)(8)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services	8.96%	S+5.00%	05/01/31	59,402	58,946	58,808	(7)(8)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services	8.90%	S+5.00%	05/01/31	15,608	11,106	11,058	(7)(8)(10)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services		S+5.00%	05/01/30	9,154	(70)	(92)	(7)(8)(10)
VASA Fitness Buyer, Inc.	1259 South 800 East Orem, UT 84097	Diversified Consumer Services	10.07%	S+6.25%	08/15/30	25,930	25,516	25,800	(7)(8)
VASA Fitness Buyer, Inc.	1259 South 800 East Orem, UT 84097	Diversified Consumer Services	10.08%	S+6.25%	08/15/30	11,063	4,066	4,106	(7)(8)(10)
VASA Fitness Buyer, Inc.	1259 South 800 East Orem, UT 84097	Diversified Consumer Services		S+6.25%	08/15/30	1,368	(19)	(7)	(7)(8)(10)
Citadel Securities LP	28 Liberty Street New York, NY 10005	Diversified Financial Services	5.67%	S+2.00%	10/31/31	35,353	35,417	35,525	(12)
Lightning Power LLC	1700 Broadway, 35th floor New York, New York 10019	Electric Utilities	5.97%	S+2.25%	01/00/00	14,133	14,221	14,192	(12)
Pike Corporation	615 S. College St., Charlotte, NC 28202	Electric Utilities	8.20%	S+4.50%	01/00/00	209,202	209,202	209,202	(7)
Pike Corporation	615 S. College St., Charlotte, NC 28202	Electric Utilities		S+4.50%	01/00/00	45,479	—	—	(7)(10)
Pike Corporation	615 S. College St., Charlotte, NC 28202	Electric Utilities		S+4.50%	01/00/00	30,319	—	—	(7)(10)
LSF12 Crown US Commercial Bidco LLC	13995 Pasteur Blvd Palm Beach Gardens FL, 33418	Electrical Equipment	7.37%	S+3.50%	01/00/00	24,854	24,989	24,986
Nvent Electric Public Limited Company	4901 Kesslersville Road Easton, PA 18040-6714	Electrical Equipment	6.84%	S+3.00%	01/00/00	14,168	14,216	14,252
Spectris PLC	6th Floor The Block, Space House 12 Keeley Street London WC2B 4BA	Electrical Equipment	6.58%	S+2.75%	01/00/00	8,500	8,535	8,532	(12)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	8.09%	S+4.25%	01/00/00	24,865	24,655	24,616	(7)(8)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment		S+4.50%	01/00/00	15,486	—	—	(7)(10)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	8.09%	S+4.25%	01/00/00	12,543	2,850	2,790	(7)(8)(10)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment		S+4.25%	01/00/00	10,409	(51)	(83)	(7)(8)(10)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	8.09%	S+4.25%	01/00/00	9,946	9,861	9,847	(7)(8)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment		S+4.50%	01/00/00	5,162	—	—	(7)(10)
GIP Pilot Acquisition Partners LP	1345 Avenue of the Americas, 30th floor New York, NY 10105	Energy Equipment & Services	5.94%	S+2.00%	01/00/00	28,353	28,451	28,384
Pearl Acquisition Buyer, Inc. (dba Alliance Technical Group)	255 Grant St. SE, Ste 600, Decatur, AL 35601	Energy Equipment & Services	8.17%	S+4.50%	01/00/00	214,170	213,100	213,099	(7)
Pearl Acquisition Buyer, Inc. (dba Alliance Technical Group)	255 Grant St. SE, Ste 600, Decatur, AL 35601	Energy Equipment & Services		S+4.50%	01/00/00	71,390	(178)	(178)	(7)(10)
Pearl Acquisition Buyer, Inc. (dba Alliance Technical Group)	255 Grant St. SE, Ste 600, Decatur, AL 35601	Energy Equipment & Services	8.17%	S+4.50%	01/00/00	26,940	1,886	1,886	(7)(10)
WhiteWater DBR HoldCo, LLC	100 Congress Avenue, Suite 2200 Austin, TX 78701	Energy Equipment & Services	5.94%	S+2.25%	01/00/00	28,359	28,495	28,501	(12)
Whitewater Whistler Holdings, LLC	100 Congress Avenue, Suite 2200 Austin, TX 78701	Energy Equipment & Services	5.44%	S+1.75%	01/00/00	27,869	27,914	27,753	(12)
Arcis Golf LLC	13727 Noel Road, Suite 1000 Dallas, TX 75240	Entertainment	6.47%	S+2.75%	01/00/00	21,629	21,744	21,656
Chess.com, LLC (fka Checkmate Finance Merger Sub, LLC)	877 E 1200 S Suite 970397 Orem, UT 84097	Entertainment	9.79%	S+6.00%	01/00/00	3,302	3,301	3,286	(8)
Chess.com, LLC (fka Checkmate Finance Merger Sub, LLC)	877 E 1200 S Suite 970397 Orem, UT 84097	Entertainment		S+6.00%	01/00/00	367	(2)	(2)	(8)(10)
EOC Borrower, LLC	9601 Wilshire Blvd. Beverly Hills, CA 90210	Entertainment	6.72%	S+3.00%	01/00/00	5,661	5,703	5,686
Fender Musical Instruments Corporation	2850 A Pukoloa Street, Suite 300 Honolulu, HI 96819	Entertainment	7.82%	S+4.00%	01/00/00	2,763	2,743	2,487
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.67%	S+5.00%	01/00/00	52,254	51,920	51,993	(7)(8)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.67%	S+5.00%	01/00/00	7,744	7,686	7,705	(7)(8)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services		S+5.00%	01/00/00	6,959	(46)	(35)	(7)(8)(10)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.77%	S+5.00%	01/00/00	5,968	2,623	2,638	(7)(8)(10)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.73%	S+5.00%	01/00/00	2,279	2,250	2,267	(7)(8)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services		S+5.00%	01/00/00	1,461	(6)	(7)	(7)(8)(10)
AllSpring Buyer, LLC	1415 Vantage Park Drive, 3rd floor Charlotte, NC 28203	Financial Services	6.69%	S+3.00%	01/00/00	16,956	16,962	17,036
BCTO Bluebill Buyer, Inc. (dba Ren)	8888 Keystone Crossing, Suite 1200, Indianapolis, IN 46240	Financial Services	8.34%	S+4.50%	01/00/00	39,595	39,244	39,199	(7)(8)
BCTO Bluebill Buyer, Inc. (dba Ren)	8888 Keystone Crossing, Suite 1200, Indianapolis, IN 46240	Financial Services		S+4.50%	01/00/00	4,949	(46)	(49)	(7)(8)(10)
Bottomline Technologies, Inc.	100 International Drive, Suite 200, Portsmouth NH 03801	Financial Services	8.17%	S+4.50%	01/00/00	76,795	76,795	76,795	(7)(8)
BSI3 Menu Buyer, Inc (dba Kydia)	115 Perimeter Center Pl #1025, Atlanta, GA 30346	Financial Services	9.83%	S+6.00%	01/00/00	6,228	6,196	6,181	(8)
BSI3 Menu Buyer, Inc (dba Kydia)	115 Perimeter Center Pl #1025, Atlanta, GA 30346	Financial Services	9.83%	S+6.00%	01/00/00	249	39	40	(8)(10)

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
Celero Commerce LLC	100 Westwood Place, Suite 200, Brentwood, TN 37027	Financial Services	8.70%	S+5.00%	02/28/31	104,838	104,139	104,052	(7)(8)
Celero Commerce LLC	100 Westwood Place, Suite 200, Brentwood, TN 37027	Financial Services	8.60%	S+5.00%	02/28/31	24,962	2,848	2,742	(7)(8)(10)
Celero Commerce LLC	100 Westwood Place, Suite 200, Brentwood, TN 37027	Financial Services		S+5.00%	02/28/31	8,321	(54)	(62)	(7)(8)(10)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Financial Services	8.17%	S+4.50%	11/17/31	210,261	210,232	210,231	(7)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Financial Services		S+4.50%	11/17/31	21,460	(52)	(54)	(7)(10)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Financial Services		S+4.50%	11/17/31	13,333	(32)	(33)	(7)(10)
Coretrust Purchasing Group LLC	One Park Plaza, Bldg. 1,Nashville, TN 37203	Financial Services	8.72%	S+5.00%	10/01/29	62,430	61,323	62,118	(8)
Coretrust Purchasing Group LLC	One Park Plaza, Bldg. 1,Nashville, TN 37203	Financial Services		S+5.00%	10/01/29	7,459	(106)	(37)	(8)(10)
Coretrust Purchasing Group LLC	One Park Plaza, Bldg. 1,Nashville, TN 37203	Financial Services		S+5.00%	10/01/29	2,609	(12)	(13)	(8)(10)
DRW Holdings, LLC	540 West Madison Street, Suite 2500 Chicago, IL 60661	Financial Services	7.22%	S+3.50%	06/26/31	10,614	10,621	10,442
Edelman Financial Center, LLC	28 State Street, 21st floor Boston, MA 02109	Financial Services	6.72%	S+3.00%	04/07/28	24,031	24,097	24,134	(12)
Eisner Advisory Group LLC	80 State Street Albany, NY 12207-2543	Financial Services	7.72%	S+4.00%	02/28/31	18,166	18,291	18,268	(12)
Focus Financial Partners, LLC	875 3rd Avenue, 28th floor New York, NY 10022	Financial Services	6.22%	S+2.50%	09/15/31	21,222	21,212	21,253
Franklin Square Holdings, L.P.	201 Rouse Boulevard Philadelphia, PA 19112	Financial Services	5.97%	S+2.25%	04/25/31	28,467	28,588	27,613
Fullsteam Operations LLC	540 Devall Dr., Ste. 301, Auburn, AL 36832	Financial Services	9.11%	S+5.25%	08/08/31	177,307	175,664	175,534	(7)(8)
Fullsteam Operations LLC	540 Devall Dr., Ste. 301, Auburn, AL 36832	Financial Services		S+5.25%	08/08/31	59,102	(277)	(591)	(7)(8)(10)
Fullsteam Operations LLC	540 Devall Dr., Ste. 301, Auburn, AL 36832	Financial Services		S+5.25%	08/08/31	19,701	(185)	(197)	(7)(8)(10)
HighTower Holdings LLC	200 West Madison Street, Suite 2500 Chicago, IL 60606	Financial Services	6.65%	S+2.75%	02/03/32	7,456	7,483	7,461
Jane Street Group, LLC	250 Vesey Street New York, NY 10281	Financial Services	5.82%	S+2.00%	12/15/31	23,884	23,655	23,754
MerchantWise Solutions, LLC (dba HungerRush)	1315 West Sam Houston Pkwy North, Suite 100, Houston, TX 77043	Financial Services	11.17%	S + 7.50% (Incl. 4.50% PIK)	06/01/28	6,416	5,909	5,838	(8)
MerchantWise Solutions, LLC (dba HungerRush)	1315 West Sam Houston Pkwy North, Suite 100, Houston, TX 77043	Financial Services	11.17%	S + 7.50% (Incl. 4.50% PIK)	06/01/28	1,347	1,241	1,226	(8)
Newtek Merchant Solutions, LLC (dba NewtekOne)	4800 T-Rex Avenue, Suite 120, Boca Raton, Florida 33431	Financial Services	9.22%	S+5.50%	09/26/30	35,726	35,410	35,369	(7)(8)(9)
Newtek Merchant Solutions, LLC (dba NewtekOne)	4800 T-Rex Avenue, Suite 120, Boca Raton, Florida 33431	Financial Services		S+5.50%	09/26/30	1,990	(19)	(20)	(7)(8)(9)(10)
NEXUS Buyer LLC	1300 North 17th Street, Suite 1800 Arlington, VA 22209	Financial Services	7.22%	S+3.50%	07/31/31	5,143	5,142	5,066
Priority Holdings, LLC (dba Priority Payment)	2001 Westside Parkway, Suite 155, Alpharetta, GA 30004	Financial Services	7.47%	S+3.75%	07/30/32	182,319	181,748	178,627	(9)
Project Accelerate Parent, LLC (dba ABC Fitness)	2600 N. Dallas Parkway, Ste 590, Frisco, TX 75034	Financial Services	8.97%	S+5.25%	02/24/31	43,094	42,815	42,878	(7)(8)
Project Accelerate Parent, LLC (dba ABC Fitness)	2600 N. Dallas Parkway, Ste 590, Frisco, TX 75034	Financial Services		S+5.25%	02/24/31	6,250	(43)	(31)	(7)(8)(10)
Chobani, LLC	147 State Highway 320 Norwich, NY 13815	Food Products	5.97%	S+2.25%	10/28/32	21,561	21,661	21,647
Eagle Family Foods Group LLC	1975 E 61st Street, Cleveland, OH 44103	Food Products	8.79%	S+5.00%	08/12/30	182,022	180,541	180,202	(7)(8)
Eagle Family Foods Group LLC	1975 E 61st Street, Cleveland, OH 44103	Food Products		S+5.00%	08/12/30	22,753	(176)	(228)	(7)(8)(10)
Froneri International Ltd.	Leeming Bar Industrial Estate, Leeming Bar Northallerton, North Yorkshire DL7 9UL	Food Products	6.45%	S+2.25%	09/30/31	804	800	803	(9)
AP Kona Holdings LLC (dba Keurig Dr Pepper Inc.)	53 South Avenue, Burlington, MA 01803	Food Products		6.63%	10/26/2511/03/32	120,700	—	—	(7)(9)(10)
PFI Lower Midco LLC	3104 West Baseline Road Shelby, MI 49455	Food Products	7.87%	S+4.00%	12/01/32	2,150	2,129	2,163
Rubix Foods, LLC	13203 Flagler Center Blvd, Jacksonville, FL 32258	Food Products	8.47%	S+4.75%	04/30/31	42,521	42,134	42,096	(7)
Rubix Foods, LLC	13203 Flagler Center Blvd, Jacksonville, FL 32258	Food Products		S+4.75%	04/30/31	3,300	(29)	(33)	(7)(10)
Tropical Bidco, LLC (dba Tropical Cheese)	452 Fayette Street, perth Amboy, NJ 08861	Food Products	8.42%	S+4.75%	12/11/30	105,840	104,476	104,782	(7)(8)
Tropical Bidco, LLC (dba Tropical Cheese)	452 Fayette Street, perth Amboy, NJ 08861	Food Products		S+4.75%	12/11/30	17,538	(218)	(175)	(7)(8)(10)
Kenan Advantage Group, Inc.	4366 Mount Pleasant Street NW North Canton, OH 44720	Ground Transportation	6.97%	S+3.25%	01/25/29	6,569	6,576	6,502
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915 USA	Health Care Equipment & Supplies	7.32%	E+5.25%	11/28/31	EUR25,290	27,118	29,126	(7)(8)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915 USA	Health Care Equipment & Supplies		E+5.25%	11/28/31	15,754	(144)	(315)	(7)(8)(10)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915 USA	Health Care Equipment & Supplies	7.32%	E+5.25%	11/28/31	12,695	9,284	9,140	(7)(8)(10)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915 USA	Health Care Equipment & Supplies	9.07%	S+5.25%	11/28/31	9,309	9,145	9,123	(7)(8)
Medline Borrower, LP	1825 Shermer Road Northbrook, IL 60062	Health Care Equipment & Supplies	5.47%	S+1.75%	10/23/28	4,954	4,970	4,968	(9)
Zeus Company LLC	3740 Industrial Boulevard, Orangeburg, SC 29118	Health Care Equipment & Supplies	9.67%	S + 6.00% (Incl. 3.00% PIK)	02/28/31	81,386	80,175	76,503	(7)(8)
Zeus Company LLC	3740 Industrial Boulevard, Orangeburg, SC 29118	Health Care Equipment & Supplies	9.17%	S + 6.00% (Incl. 3.00% PIK)	02/28/31	15,093	7,327	6,618	(7)(8)(10)
Zeus Company LLC	3740 Industrial Boulevard, Orangeburg, SC 29118	Health Care Equipment & Supplies		S + 6.00% (Incl. 3.00% PIK)	02/28/30	11,354	(162)	(681)	(7)(8)(10)

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
Advarra Holdings, Inc.	6100 Merriweather Dr. Suite 600, Columbia, MD 21044	Health Care Providers & Services	8.22%	S+4.50%	09/15/31	$76,061	$75,736	$75,681	(7)(8)
Advarra Holdings, Inc.	6100 Merriweather Dr. Suite 600, Columbia, MD 21044	Health Care Providers & Services	8.22%	S+4.50%	09/15/31	41,370	41,193	41,163	(7)(8)
Advarra Holdings, Inc.	6100 Merriweather Dr. Suite 600, Columbia, MD 21044	Health Care Providers & Services	8.22%	S+4.50%	09/15/31	20,496	20,396	20,393	(7)(8)
Advarra Holdings, Inc.	6100 Merriweather Dr. Suite 600, Columbia, MD 21044	Health Care Providers & Services		S+4.50%	09/15/31	7,087	(15)	(35)	(7)(8)(10)
Coding Solutions Acquisition, Inc. (dba CorroHealth)	6509 Windcrest Dr, Plano, TX 75024	Health Care Providers & Services	8.72%	S+5.00%	08/07/31	64,512	63,908	63,867	(7)(8)
Coding Solutions Acquisition, Inc. (dba CorroHealth)	6509 Windcrest Dr, Plano, TX 75024	Health Care Providers & Services		S+5.00%	08/07/31	5,589	(68)	(56)	(7)(8)(10)
Coding Solutions Acquisition, Inc. (dba CorroHealth)	6509 Windcrest Dr, Plano, TX 75024	Health Care Providers & Services		S+5.00%	08/07/31	2,487	(50)	(25)	(7)(8)(10)
Electron BidCo, Inc.	3280 Peachtree Road NE, Suite 2625 Atlanta, GA 30305	Health Care Providers & Services	6.22%	S+2.50%	11/01/28	10,918	10,959	10,968
Global Medical Response, Inc.	4400 Hwy 121, Suite 700 Lewisville, TX 75056	Health Care Providers & Services	7.38%	S+3.50%	10/01/32	12,750	12,798	12,822	(12)
Highfive Dental Holdco, LLC	2 Metroplex Drive Suite 235, Homewood, Alabama 35209	Health Care Providers & Services	9.57%	S+5.75%	06/13/28	12,655	12,491	12,529	(7)(8)
Highfive Dental Holdco, LLC	2 Metroplex Drive Suite 235, Homewood, Alabama 35209	Health Care Providers & Services		S+5.75%	06/13/28	6,395	(63)	(64)	(7)(8)(10)
Highfive Dental Holdco, LLC	2 Metroplex Drive Suite 235, Homewood, Alabama 35209	Health Care Providers & Services		S+5.75%	06/13/28	1,442	(19)	(14)	(7)(8)(10)
LifePoint Health, Inc.	330 Seven Springs Way Brentwood, TN 37027-5098	Health Care Providers & Services	7.33%	S+3.50%	05/19/31	3,679	3,679	3,681
Lumexa Imaging, Inc.	4200 Six Forks Road, Suite 1000 Raleigh, North Carolina, 27609	Health Care Providers & Services	6.70%	S+3.00%	12/13/32	3,800	3,791	3,817
Netsmart Technologies, Inc.	11100 Nall Ave, Overland Park, KS 66211	Health Care Providers & Services	8.92%	S + 5.20% (Incl. 2.70% PIK)	08/25/31	183,518	181,945	181,683	(7)(8)
Netsmart Technologies, Inc.	11100 Nall Ave, Overland Park, KS 66211	Health Care Providers & Services	8.92%	S + 5.20% (Incl. 2.70% PIK)	08/25/31	61,676	61,374	61,059	(7)(8)
Netsmart Technologies, Inc.	11100 Nall Ave, Overland Park, KS 66211	Health Care Providers & Services		S + 5.20% (Incl. 2.70% PIK)	08/25/31	24,158	(206)	(242)	(7)(8)(10)
Netsmart Technologies, Inc.	11100 Nall Ave, Overland Park, KS 66211	Health Care Providers & Services		S + 5.20% (Incl. 2.70% PIK)	08/25/31	23,684	(104)	(237)	(7)(8)(10)
Onex TSG Intermediate Corp.	200 Galleria Parkway SW Atlanta, Georgia 30339	Health Care Providers & Services	7.59%	S+3.75%	08/06/32	4,850	4,827	4,874
Packaging Coordinators Midco, Inc. (dba PCI Pharma)	3001 Red Lion Road, Philadelphia, PA 19114	Health Care Providers & Services	8.55%	S+4.75%	07/09/32	275,249	271,831	272,497	(7)(8)
Packaging Coordinators Midco, Inc. (dba PCI Pharma)	3001 Red Lion Road, Philadelphia, PA 19114	Health Care Providers & Services	8.34%	S+4.50%	07/09/32	50,080	900	1,088	(7)(8)(10)
Packaging Coordinators Midco, Inc. (dba PCI Pharma)	3001 Red Lion Road, Philadelphia, PA 19114	Health Care Providers & Services		S+4.75%	07/09/32	31,816	(386)	(318)	(7)(8)(10)
Packaging Coordinators Midco, Inc. (dba PCI Pharma)	3001 Red Lion Road, Philadelphia, PA 19114	Health Care Providers & Services	8.22%	SN + 4.50%	07/09/32	25,189	24,821	24,938	(7)(8)
Packaging Coordinators Midco, Inc. (dba PCI Pharma)	3001 Red Lion Road, Philadelphia, PA 19114	Health Care Providers & Services		S+4.75%	07/09/32	14,594	(71)	(146)	(7)(8)(10)
Packaging Coordinators Midco, Inc. (dba PCI Pharma)	3001 Red Lion Road, Philadelphia, PA 19114	Health Care Providers & Services		S+4.75%	07/09/32	14,238	—	(142)	(7)(8)(10)
SpecialtyCare, Inc.	3 Maryland Farms, Suite 200, Brentwood, TN 37027-5005	Health Care Providers & Services	8.99%	S+5.00%	12/18/29	137,885	137,593	137,196	(7)(8)
SpecialtyCare, Inc.	3 Maryland Farms, Suite 200, Brentwood, TN 37027-5005	Health Care Providers & Services		S+5.00%	12/18/29	9,688	(33)	(48)	(7)(8)(10)
SpecialtyCare, Inc.	3 Maryland Farms, Suite 200, Brentwood, TN 37027-5005	Health Care Providers & Services	8.84%	S+5.00%	12/18/29	4,774	1,213	1,217	(7)(8)(10)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.82%	S+5.00%	03/01/28	3,367	3,366	3,351	(8)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.82%	S+5.00%	03/01/28	927	926	922	(8)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.82%	S+5.00%	03/01/28	456	74	74	(8)(10)
Vardiman Black Holdings, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Health Care Providers & Services		S + 7.00% PIK	03/18/27	30,694	27,212	18,800	(7)(8)(13)(14)
Vardiman Black Holdings, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Health Care Providers & Services	10.97%	S + 7.00% PIK	03/18/27	3,593	3,693	3,613	(7)(8)(10)(13)(15)
AGS Health BCP Holdings, Inc. (dba AGS Health)	1015 18th St NW, Suite #1101, Washington, DC 20036	Health Care Technology	8.32%	S+4.50%	08/02/32	24,584	24,525	24,523	(7)(8)
AGS Health BCP Holdings, Inc. (dba AGS Health)	1015 18th St NW, Suite #1101, Washington, DC 20036	Health Care Technology		S+4.50%	08/02/32	8,333	(10)	(21)	(7)(8)(10)
AGS Health BCP Holdings, Inc. (dba AGS Health)	1015 18th St NW, Suite #1101, Washington, DC 20036	Health Care Technology		S+4.50%	08/02/32	2,916	(7)	(7)	(7)(8)(10)
Athenahealth Group, Inc.	311 Arsenal Street Watertown, MA 02472	Health Care Technology	6.47%	S+2.75%	02/15/29	8,478	8,470	8,487
Blazing Star Shields Direct Parent, LLC (dba Shields Health Solutions)	100 Technology Center Drive, Stoughton, MA 02072	Health Care Technology	9.82%	S+6.00%	08/28/30	215,577	211,498	211,265	(7)(8)
Blazing Star Shields Direct Parent, LLC (dba Shields Health Solutions)	100 Technology Center Drive, Stoughton, MA 02072	Health Care Technology		S+6.00%	08/28/30	8,650	(161)	(173)	(7)(8)(10)
Businessolver.com, Inc.	1025 Ashworth Road, Suite 101 West, Des Moines, IA 50265	Health Care Technology	8.17%	S+4.50%	12/03/32	25,772	25,725	25,724	(7)
Businessolver.com, Inc.	1025 Ashworth Road, Suite 101 West, Des Moines, IA 50265	Health Care Technology		S+4.50%	12/03/32	3,859	(10)	(10)	(7)(10)
Businessolver.com, Inc.	1025 Ashworth Road, Suite 101 West, Des Moines, IA 50265	Health Care Technology		S+4.50%	12/03/32	1,719	(9)	(9)	(7)(10)
Cotiviti, Inc.	10701 S River Front Pkwy, Unit 200, South Jordan, UT 84095	Health Care Technology	6.62%	S+2.75%	05/01/31	85,432	83,217	81,944
Cotiviti, Inc.	10701 S River Front Pkwy, Unit 200, South Jordan, UT 84095	Health Care Technology	6.62%	S+2.75%	03/26/32	4,987	4,840	4,779

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
eResearch Technology, Inc. (dba Clario)	1818 Market Street, Suite 2600, Philadelphia, PA 19103	Health Care Technology	8.47%	S+4.75%	01/20/32	$156,715	$155,355	$156,715	(7)(8)
eResearch Technology, Inc. (dba Clario)	1818 Market Street, Suite 2600, Philadelphia, PA 19103	Health Care Technology	8.47%	S+4.75%	01/20/32	29,569	3,993	4,140	(7)(8)(10)
eResearch Technology, Inc. (dba Clario)	1818 Market Street, Suite 2600, Philadelphia, PA 19103	Health Care Technology	8.47%	S+4.75%	01/20/32	26,021	25,790	26,021	(7)(8)
eResearch Technology, Inc. (dba Clario)	1818 Market Street, Suite 2600, Philadelphia, PA 19103	Health Care Technology		S+4.75%	10/17/31	14,784	(127)	—	(7)(8)(10)
IMO Investor Holdings, Inc. (fka Intelligent Medical Objects, Inc.)	439 CHICORA DRIVE, LEWISTON, NY, 14094	Health Care Technology	8.57%	S+5.00%	05/11/29	3,507	3,472	3,472	(8)
IMO Investor Holdings, Inc. (fka Intelligent Medical Objects, Inc.)	439 CHICORA DRIVE, LEWISTON, NY, 14094	Health Care Technology		S+5.00%	05/11/28	400	(5)	(4)	(8)(10)
IMO Investor Holdings, Inc. (fka Intelligent Medical Objects, Inc.)	439 CHICORA DRIVE, LEWISTON, NY, 14094	Health Care Technology	8.99%	S+5.00%	05/11/29	374	370	370	(8)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology	7.97%	S + 4.25%	05/19/32	96,268	95,841	95,786	(7)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology		S+4.25%	05/19/32	50,667	(14)	(253)	(7)(10)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology		S+4.25%	05/19/32	20,267	(93)	(101)	(7)(10)
PDDS Holdco, Inc. (dba Planet DDS)	3990 Westerly Pl #200, Newport Beach, CA 92660	Health Care Technology	9.72%	S+6.00%	09/30/31	48,886	48,448	48,397	(7)(8)
PDDS Holdco, Inc. (dba Planet DDS)	3990 Westerly Pl #200, Newport Beach, CA 92660	Health Care Technology		S+6.00%	09/30/31	6,984	(67)	(70)	(7)(8)(10)
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	10.17%	S+6.25%	01/18/28	3,231	3,007	2,811	(8)
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	10.26%	S+6.25%	01/18/28	278	222	206	(8)(10)
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	10.18%	S+6.25%	01/18/28	233	217	203	(8)
Fertitta Entertainment, LLC	1505 S. Pavilion Center Drive Las Vegas, NV 89135	Hotels, Restaurants & Leisure	6.97%	S+3.25%	01/27/29	5,650	5,653	5,648	(12)
Omega Midwest Buyer, LLC (dba Omega Fitness Holdings)	6000 Monona Dr., Suite 204, Monona, WI 53716	Hotels, Restaurants & Leisure	8.42%	S+4.75%	12/31/31	50,226	49,599	49,598	(7)
Omega Midwest Buyer, LLC (dba Omega Fitness Holdings)	6000 Monona Dr., Suite 204, Monona, WI 53716	Hotels, Restaurants & Leisure		S+4.75%	12/31/31	7,930	(50)	(50)	(7)(10)
Omega Midwest Buyer, LLC (dba Omega Fitness Holdings)	6000 Monona Dr., Suite 204, Monona, WI 53716	Hotels, Restaurants & Leisure	8.42%	S+4.75%	12/31/31	2,643	1,289	1,289	(7)(10)
Raising Cane’s Restaurants, LLC	100 North Street Baton Rouge, LA 70802	Hotels, Restaurants & Leisure	5.72%	S+2.00%	09/18/31	20,287	20,400	20,318
Raising Cane’s Restaurants, LLC	100 North Street Baton Rouge, LA 70802	Hotels, Restaurants & Leisure	5.84%	S+2.00%	11/03/32	925	926	927
Supreme Fitness Group NY Holdings, LLC	320 Yonkers Avenue, Yonkers, NY 10701	Hotels, Restaurants & Leisure	8.99%	S+5.00%	04/14/31	19,208	18,991	18,968	(7)(8)
Supreme Fitness Group NY Holdings, LLC	320 Yonkers Avenue, Yonkers, NY 10701	Hotels, Restaurants & Leisure	8.94%	S+5.00%	04/14/31	4,453	3,003	2,987	(7)(8)(10)
Supreme Fitness Group NY Holdings, LLC	320 Yonkers Avenue, Yonkers, NY 10701	Hotels, Restaurants & Leisure		S+5.00%	04/14/31	2,228	(25)	(28)	(7)(8)(10)
Whatabrands LLC	300 Concord Plaza Drive San Antonio, TX 78216-6903	Hotels, Restaurants & Leisure	6.22%	S+2.50%	08/03/28	15,554	15,585	15,590	(12)
AI Aqua Merger Sub, Inc.	Abbots House, Abbey Street, 4th Floor Reading, Berkshire RG1 3BD	Household Durables	6.86%	S+3.00%	07/31/28	4,135	4,137	4,143	(9)
CURiO Brands LLC	629 Ninth Street SE, Minneapolis, Minnesota 55414	Household Products	8.92%	S+5.25%	04/02/31	21,117	20,927	20,906	(7)
CURiO Brands LLC	629 Ninth Street SE, Minneapolis, Minnesota 55414	Household Products		S+5.25%	04/02/31	3,451	(15)	(34)	(7)(10)
CURiO Brands LLC	629 Ninth Street SE, Minneapolis, Minnesota 55414	Household Products		S+5.25%	04/02/31	1,725	(15)	(17)	(7)(10)
CPM Holdings, Inc.	2975 Airline Circle Waterloo, IA 50703	Industrial Conglomerates	8.34%	S+4.50%	09/28/28	11,324	11,187	11,255
Acrisure, LLC	100 Ottawa Avenue SW Grand Rapids, MI 49503	Insurance	6.72%	S + 3.00%	11/06/30	20,888	20,832	20,849
Acrisure, LLC	100 Ottawa Avenue SW Grand Rapids, MI 49503	Insurance	6.97%	S+3.25%	06/21/32	7,381	7,392	7,378
Alliant Holdings Intermediate, LLC	18100 Von Karman Avenue, 10th floor Irvine, CA 92612	Insurance	6.22%	S+2.50%	09/19/31	25,450	25,458	25,500
AmWINS Group, Inc.	4725 Piedmont Row Drive, Suite 600 Charlotte, NC 28210	Insurance	5.97%	S+2.25%	01/30/32	35,363	35,235	35,452
AQ Sunshine, Inc. (dba Relation Insurance)	1277 Treat Boulevard, Suite 400, Walnut Creek, CA 94597	Insurance	8.67%	S+5.00%	07/24/31	60,239	59,805	59,938	(7)(8)
AQ Sunshine, Inc. (dba Relation Insurance)	1277 Treat Boulevard, Suite 400, Walnut Creek, CA 94597	Insurance	8.67%	S+5.00%	07/24/31	25,506	14,655	14,692	(7)(8)(10)
AQ Sunshine, Inc. (dba Relation Insurance)	1277 Treat Boulevard, Suite 400, Walnut Creek, CA 94597	Insurance	8.67%	S+5.00%	07/24/30	4,741	1,482	1,493	(7)(8)(10)
Asurion LLC	140 11th Avenue North Nashville, TN 37203 -0000	Insurance	8.07%	S+4.25%	08/19/28	10,154	10,189	10,167	(12)
Broadstreet Partners, Inc.	580 North 4th Street, Suite 450 Columbus, OH 43215	Insurance	6.47%	S+2.75%	06/13/31	21,220	21,270	21,282
Galway Borrower LLC	1 California Street, Suite 400, San Francisco, CA 94111	Insurance	8.17%	S+4.50%	09/29/28	44,819	44,508	44,371	(8)
Galway Borrower LLC	1 California Street, Suite 400, San Francisco, CA 94111	Insurance	8.17%	S+4.50%	09/29/28	4,485	898	871	(8)(10)
Galway Borrower LLC	1 California Street, Suite 400, San Francisco, CA 94111	Insurance	8.19%	S+4.50%	09/29/28	3,995	672	659	(8)(10)
Galway Borrower LLC	1 California Street, Suite 400, San Francisco, CA 94111	Insurance	8.17%	S+4.50%	09/29/28	843	838	835	(8)
HUB International Limited	150 North Riverside Plaza, 17th floor Chicago, IL 60606	Insurance	6.12%	S+2.25%	06/20/30	28,263	28,372	28,397

Investment(1) (2)	Company Address	Industry(3)	Interest Rate(4)	Reference Rate and Spread(4)	Maturity	Par(6)	Cost	Fair Value	Footnotes
Iris Specialty Acquisition LLC (dba Integrated Specialty Coverages)	1811 Aston Ave., Suite 200, Carlsbad, CA 92008	Insurance	8.17%	S+4.50%	11/22/32	$110,718	$110,172	$110,165	(7)
Iris Specialty Acquisition LLC (dba Integrated Specialty Coverages)	1811 Aston Ave., Suite 200, Carlsbad, CA 92008	Insurance		S+4.50%	11/22/32	18,660	(46)	(47)	(7)(10)
Iris Specialty Acquisition LLC (dba Integrated Specialty Coverages)	1811 Aston Ave., Suite 200, Carlsbad, CA 92008	Insurance		S+4.50%	11/22/32	16,421	(81)	(82)	(7)(10)
OneDigital Borrower, LLC	200 Galleria Parkway SE, Suite 1950 Atlanta, GA 30339	Insurance	6.72%	S+3.00%	07/02/31	11,590	11,602	11,605
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way Memphis, TN 38125-1128	Insurance	6.22%	S+2.50%	07/31/31	17,907	17,974	17,959
Truist Insurance Holdings LLC	214 North Tryon Street Charlotte, NC 28202	Insurance	6.42%	S+2.75%	05/06/31	21,277	21,309	21,286	(12)
USI, Inc.	100 Summit Lake Drive, Suite 400 Valhalla, NY 10595	Insurance	5.92%	S+2.25%	11/21/29	23,096	23,142	23,142
USI, Inc.	100 Summit Lake Drive, Suite 400 Valhalla, NY 10595	Insurance	5.92%	S+2.25%	09/29/30	5,187	5,202	5,194
Ark Data Centers, LLC	460 12th Ave SE, Suite 100, Cedar Rapids, IA 52401	IT Services	8.42%	S+4.75%	11/27/30	59,783	58,762	57,990	(7)(8)
Ark Data Centers, LLC	460 12th Ave SE, Suite 100, Cedar Rapids, IA 52401	IT Services	8.71%	S+4.75%	11/27/30	35,167	7,725	7,033	(7)(8)(10)
Ark Data Centers, LLC	460 12th Ave SE, Suite 100, Cedar Rapids, IA 52401	IT Services	8.72%	S+4.75%	11/27/30	10,550	4,749	4,607	(7)(8)(10)
Boost Newco Borrower, LLC	8500 Governor’s Hill Drive Cincinnati, OH 45249	IT Services	5.67%	S+2.00%	01/31/31	35,661	35,837	35,683	(9)
Cloud Software Group, Inc.	851 West Cypress Creek Road Fort Lauderdale, FL 33309	IT Services	6.92%	S+3.25%	03/21/31	14,174	14,221	14,185
Cloud Software Group, Inc.	851 West Cypress Creek Road Fort Lauderdale, FL 33309	IT Services	6.92%	S+3.25%	08/13/32	9,875	9,902	9,881
CNT Holdings I Corp.	261 Data Drive Draper, UT 84020	IT Services	6.09%	S+2.25%	11/08/32	15,843	15,900	15,874
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.97%	S+5.25%	10/02/29	38,340	37,801	38,148	(7)(8)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.97%	S+5.25%	10/02/29	22,982	22,764	22,868	(7)(8)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services		S+5.25%	10/02/29	13,926	(165)	(70)	(7)(8)(10)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.97%	S+5.25%	10/02/29	13,544	13,371	13,476	(7)(8)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services		S+5.25%	10/02/29	10,118	(83)	(51)	(7)(8)(10)
Ingram Micro, Inc.	3351 Michelson Drive, Suite 100 Irvine, CA 92612	IT Services	5.98%	S+2.25%	09/22/31	10,378	10,417	10,424	(9)
Kaseya Inc.	701 Brickell Avenue, Suite 400 Miami, FL 33131	IT Services	6.72%	S+3.00%	03/20/32	17,421	17,392	17,423	(12)
MH Sub I, LLC	909 North Pacific Coast Highway, 11th floor El Segundo, CA 90245	IT Services	7.97%	S+4.25%	05/03/28	2,642	2,638	2,451
Plano HoldCo Inc.	Ocean Financial Centre, 10 Collyer Quay, No 10-01 Singapore, Central Singapore 049315	IT Services	7.17%	S+3.50%	10/02/31	10,849	10,846	10,497
QBS Parent, Inc. (dba Quorum Software)	811 Main Street, Suite 2200, Houston, TX 77002	IT Services	8.17%	S+4.50%	06/03/32	70,770	70,523	70,416	(7)
QBS Parent, Inc. (dba Quorum Software)	811 Main Street, Suite 2200, Houston, TX 77002	IT Services		S+4.50%	06/03/32	17,700	(16)	(88)	(7)(10)
QBS Parent, Inc. (dba Quorum Software)	811 Main Street, Suite 2200, Houston, TX 77002	IT Services	8.22%	S+4.50%	06/03/32	9,962	861	856	(7)(10)
US Signal Company, LLC	201 Ionia Ave SW, Grand Rapids, MI 49503	IT Services	9.37%	S+5.50%	09/04/29	37,426	37,155	37,052	(7)(8)
US Signal Company, LLC	201 Ionia Ave SW, Grand Rapids, MI 49503	IT Services	9.52%	S+5.50%	09/04/29	11,501	8,530	8,507	(7)(8)(10)
US Signal Company, LLC	201 Ionia Ave SW, Grand Rapids, MI 49503	IT Services		S+5.50%	09/04/29	5,758	(45)	(58)	(7)(8)(10)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.42%	S+4.75%	01/22/29	15,044	15,007	14,968	(7)(8)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services		S+4.75%	01/22/29	1,716	(4)	(9)	(7)(8)(10)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.42%	S+4.75%	01/22/29	1,441	1,425	1,434	(7)(8)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.42%	S+4.75%	01/22/29	1,179	1,169	1,173	(7)(8)
Alterra Mountain Company	3501 Wazee Street, Suite 400 Denver, CO 80216	Leisure Products	6.22%	S+2.50%	08/17/28	12,020	12,062	12,051
Alterra Mountain Company	3501 Wazee Street, Suite 400 Denver, CO 80216	Leisure Products	6.22%	S+2.50%	05/31/30	3,741	3,741	3,755
Circustrix Holdings, LLC (dba SkyZone)	86 N University Dr #305, Provo, UT 84601	Leisure Products	10.47%	S+6.75%	07/18/28	30,041	29,634	29,740	(7)(8)
Circustrix Holdings, LLC (dba SkyZone)	86 N University Dr #305, Provo, UT 84601	Leisure Products	10.47%	S+6.75%	07/18/28	3,889	3,832	3,850	(7)(8)
Circustrix Holdings, LLC (dba SkyZone)	86 N University Dr #305, Provo, UT 84601	Leisure Products	10.47%	S+6.75%	07/18/28	1,970	763	768	(7)(8)(10)
Great Outdoors Group, LLC	120 South Central Avenue Clayton, MO 63105	Leisure Products	6.97%	S+3.25%	01/23/32	4,230	4,231	4,251
GSM Holdings, Inc.	5250 Frye Rd Irving, TX 75061	Leisure Products	8.67%	S+5.00%	09/30/31	3,515	3,362	3,471
MajorDrive Holdings IV LLC	4125 Washington Road Evans, GA 30809-3067	Leisure Products	7.93%	S+4.00%	06/01/28	7,380	7,393	6,679
SRAM, LLC	1333 North Kingsbury, 4th floor Chicago, IL 60642	Leisure Products	5.96%	S+2.25%	02/27/32	14,853	14,907	14,853
WCG Intermediate Corp.	1019 39th Avenue SE Puyallup, WA 98374	Life Sciences Tools & Services	6.72%	S+3.00%	02/25/32	14,132	14,123	14,152	(12)
Brookfield WEC Holdings Inc.	1000 Westinghouse Drive Cranberry Township, PA 16066-5528	Machinery	5.87%	S+2.00%	01/27/31	17,008	17,046	17,031

Investment(1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Initial Acquisition Date(5)	Maturity	Par (6)		Cost	Fair Value	Footnotes
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		$74,455	$73,859	$73,710	(8)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		22,736	22,554	22,509	(8)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.69%	S+4.75%		07/20/29		18,688	6,551	6,509	(8)(10)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		14,571	14,454	14,425	(8)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		11,062	10,976	10,951	(8)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		7,659	7,592	7,583	(8)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		4,055	4,022	4,014	(8)
Dwyer Instruments, LLC	102 Indiana Hwy. 212, Michigan City, IN 46360	Machinery	8.42%	S+4.75%		07/20/29		1,205	1,195	1,193	(8)
Engineered Machinery Holdings, Inc.	3500 Lacey Road, Suite 290 Downers Grove, IL 60515	Machinery	6.92%	S+3.25%		11/26/32		21,169	21,229	21,285
Ideal Components Acquisition, LLC (dba Ideal Tridon)	8100 Tridon Drive, Smyrna, TN 37167-6603 US	Machinery	8.67%	S+5.00%		06/30/32		28,319	28,051	28,036	(7)
Ideal Components Acquisition, LLC (dba Ideal Tridon)	8100 Tridon Drive, Smyrna, TN 37167-6603 US	Machinery		S+5.00%		06/30/32		5,215	(24)	(52)	(7)(10)
Ideal Components Acquisition, LLC (dba Ideal Tridon)	8100 Tridon Drive, Smyrna, TN 37167-6603 US	Machinery	8.72%	S+5.00%		06/30/32		4,345	539	536	(7)(10)
Mandrake Bidco, Inc. (dba Miratech)	420 S. 145th E. Ave., Tulsa, OK 74108	Machinery	8.34%	S+4.50%		08/20/31		36,298	36,020	36,116	(7)(8)
Mandrake Bidco, Inc. (dba Miratech)	420 S. 145th E. Ave., Tulsa, OK 74108	Machinery		S+4.50%		08/20/30		6,600	(49)	(33)	(7)(8)(10)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery	8.47%	S+4.75%		12/02/31		170,455	168,976	168,750	(7)(8)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery		S+4.75%		12/02/31		44,321	(198)	(443)	(7)(8)(10)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery	8.47%	S+4.75%		12/02/31		22,160	1,473	1,440	(7)(8)(10)
Pro Mach Group, Inc.	50 East Rivercenter Boulevard Suite 1800 Covington, Kentucky 41011	Machinery	6.47%	S+2.75%		10/15/32		14,175	14,183	14,260
Rotation Buyer, LLC (dba Rotating Machinery Services)	2760 Baglyos Circle, Bethlehem, PA 18020	Machinery	8.42%	S+4.75%		12/26/31		163,414	161,960	161,780	(7)(8)
Rotation Buyer, LLC (dba Rotating Machinery Services)	2760 Baglyos Circle, Bethlehem, PA 18020	Machinery	8.57%	S+4.75%		12/26/31		42,139	10,204	10,012	(7)(8)(10)
Rotation Buyer, LLC (dba Rotating Machinery Services)	2760 Baglyos Circle, Bethlehem, PA 18020	Machinery	8.43%	S+4.75%		12/26/31		21,109	6,656	6,628	(7)(8)(10)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418, US	Machinery	8.17%	S+4.50%		07/01/31		45,179	44,711	44,727	(7)(8)(9)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418, US	Machinery	7.80%	S+4.50%		07/01/30		12,157	3,561	3,571	(7)(8)(9)(10)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418, US	Machinery	8.17%	S+4.50%		07/01/31		12,139	2,315	2,292	(7)(8)(9)(10)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418, US	Machinery	6.52%	E+4.50%		07/01/31	EUR	11,242	12,221	13,047	(7)(8)(9)
SPX Flow, Inc.	13320 Ballantyne Corporate Place Charlotte, NC 28277	Machinery	6.47%	S+2.75%		04/05/29		21,287	21,336	21,329
TK Elevator Midco GmbH	510 Madison Avenue New York, NY 10022	Machinery	6.95%	S+2.75%		04/30/30		17,948	18,074	18,049	(12)
ABG Intermediate Holdings 2 LLC	1411 Broadway, 21st floor New York, NY 10018	Media	5.97%	S+2.25%		12/21/28		19,789	19,891	19,801	(12)
Fleet Midco I Limited	Lacon House, 84 Theobald’s Road London, Greater London WC1X 8NL	Media	6.54%	S+2.50%		02/21/31		2,974	2,980	2,985	(9)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media	9.57%	S+5.75%		09/03/30		85,090	83,443	84,239	(7)(8)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media		S+5.75%		08/31/28		16,819	(272)	(168)	(7)(8)(10)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media	9.59%	S+5.75%		09/03/30		9,986	9,842	9,886	(7)(8)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media		S+5.75%		09/03/30		7,834	(138)	(78)	(7)(8)(10)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media		S+5.75%		09/03/30		3,264	(57)	(33)	(7)(8)(10)
Versant Media Group Inc	229 W 43rd St New York, NY 10036	Media		S+3.50%		01/30/31		8,750	8,765	8,745	(9)(12)
Arsenal AIC Parent LLC	201 Isabella St Pittsburgh, PA 15212	Metals & Mining	6.47%	S+2.75%		08/19/30		8,534	8,591	8,545
Crosby US Acquisition Corp.	2801 Dawson Road Tulsa, OK 74110	Metals & Mining	7.22%	S+3.50%		08/16/29		11,946	12,020	11,991
AL GCX Fund VIII Holdings LLC	200 Clarendon Street, 55th floor Boston, MA 02116	Oil, Gas & Consumable Fuels	5.82%	S+2.00%		01/30/32		25,764	25,775	25,732
AL GCX Holdings, LLC	200 Clarendon Street, 55th floor Boston, MA 02116-5048	Oil, Gas & Consumable Fuels	5.98%	S+2.25%		12/17/32		25,325	25,262	25,341	(12)
AL NGPL Holdings, LLC	1001 Louisiana Street, Suite 1000 Houston, TX 77002-5089	Oil, Gas & Consumable Fuels	6.19%	S+2.25%		12/09/30		35,458	35,582	35,591
Buckeye Partners, L.P.	4200 Westheimer Road, Suite 975 Houston, TX 77027	Oil, Gas & Consumable Fuels	5.47%	S+1.75%		11/22/32		28,345	28,324	28,484
BX Frontier Member I LLC	488 8th Avenue, San Diego, California 92101	Oil, Gas & Consumable Fuels	5.86%	5.86%	09/22/25	12/31/60		62,977	53,433	53,433	(7)(8)(9)(10)
CQP Holdco LP	700 Milam Street, Suite 1900 Houston, TX 77002	Oil, Gas & Consumable Fuels	5.67%	S+2.00%		12/31/30		35,369	35,449	35,470
Jupiter Refuel US Buyer, Inc. (dba 4Refuel)	250-1900 Enchanted Way, Grapevine, Texas 76051, US	Oil, Gas & Consumable Fuels	8.92%	S+5.25%		06/30/31		4,318	4,257	4,253	(7)(8)(9)
Jupiter Refuel US Buyer, Inc. (dba 4Refuel)	250-1900 Enchanted Way, Grapevine, Texas 76051, US	Oil, Gas & Consumable Fuels		S+5.25%		06/30/31		941	(6)	(14)	(7)(8)(9)(10)
Kohler Energy Co LLC	200 Twin Oaks Drive Kohler, WI 53044	Oil, Gas & Consumable Fuels	7.42%	S+3.75%		05/01/31		18,628	18,649	18,712

Investment (1) (2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (6)		Cost	Fair Value	Footnotes
Meade Pipeline Co LLC	245 Park Ave, 44th Floor New York, NY 10167	Oil, Gas & Consumable Fuels	5.69%	S+2.00%	09/22/32		$20,360	$20,382	$20,462
Oryx Midstream Services Permian Basin, LLC	4000 North Big Spring, Suite 500 Midland, TX 79705	Oil, Gas & Consumable Fuels	5.98%	S+2.25%	10/05/28		28,269	28,364	28,378
Oxbow Carbon LLC	1601 Forum Place, Suite 1400 West Palm Beach, FL 33401	Oil, Gas & Consumable Fuels	7.22%	S+3.50%	05/10/30		2,320	2,321	2,314
Prairie ECI Acquiror LP	4200 W. 115th Street, Suite 350 Leawood, KS 66211-2609	Oil, Gas & Consumable Fuels	7.47%	S+3.75%	08/01/29		3,813	3,812	3,832
Third Coast Infrastructure LLC	1501 McKinney Street Houston, TX 77010	Oil, Gas & Consumable Fuels	7.47%	S+3.75%	09/25/30		14,710	14,699	14,827
Traverse Midstream Partners LLC	3540 South Boulevard, Suite 200 Edmond, OK 73013	Oil, Gas & Consumable Fuels	6.34%	S+2.50%	02/16/28		23,803	23,940	23,827
VRS Buyer, Inc. (dba LiquidTech)	74 Maple St Stoughton, MA 02072	Oil, Gas & Consumable Fuels	7.24%	S+3.50%	10/12/32		113,390	112,836	113,674
VRS Buyer, Inc. (dba LiquidTech)	74 Maple St Stoughton, MA 02072	Oil, Gas & Consumable Fuels		S+3.50%	10/12/32		11,610	(28)	29	(10)
Whitewater Matterhorn Holdings LLC	100 Congress Avenue, Suite 2200 Austin, TX 78701	Oil, Gas & Consumable Fuels	5.98%	S+2.25%	06/16/32		25,650	25,766	25,726
Bamboo US BidCo LLC (dba Baxter)	927 South Curry Pike, Bloomington, IN 47403	Pharmaceuticals	8.84%	S+5.00%	09/30/30		23,827	23,309	23,470	(7)(8)
Bamboo US BidCo LLC (dba Baxter)	927 South Curry Pike, Bloomington, IN 47403	Pharmaceuticals	7.07%	E+5.00%	09/30/30	EUR	14,825	15,293	17,161	(7)(8)
Bamboo US BidCo LLC (dba Baxter)	927 South Curry Pike, Bloomington, IN 47403	Pharmaceuticals		S+5.00%	10/01/29		4,892	(93)	(73)	(7)(8)(10)
Bamboo US BidCo LLC (dba Baxter)	927 South Curry Pike, Bloomington, IN 47403	Pharmaceuticals	8.84%	S+5.00%	09/30/30		3,645	3,559	3,591	(7)(8)
Bamboo US BidCo LLC (dba Baxter)	927 South Curry Pike, Bloomington, IN 47403	Pharmaceuticals	8.73%	S+5.00%	09/30/30		3,058	2,519	2,498	(7)(8)(10)
Bamboo US BidCo LLC (dba Baxter)	927 South Curry Pike, Bloomington, IN 47403	Pharmaceuticals	8.83%	S+5.00%	09/30/30		3,050	3,023	3,004	(7)(8)
Covetrus, Inc.	7 Custom House Street Portland, ME 04101	Pharmaceuticals	8.67%	S+5.00%	10/13/29		2,525	2,527	2,255
Creek Parent, Inc. (dba Catalent)	14 Schoolhouse Road, Somerset, NJ 08873	Pharmaceuticals	8.73%	S+5.00%	12/18/31		68,292	67,231	66,756	(7)(8)
Creek Parent, Inc. (dba Catalent)	14 Schoolhouse Road, Somerset, NJ 08873	Pharmaceuticals		S+5.00%	12/18/31		9,980	(149)	(225)	(7)(8)(10)
Amspec Parent, LLC	1249 S River Rd, Ste 204, Cranberry, NJ 08512	Professional Services	7.17%	S+3.50%	12/22/31		68,171	67,904	68,171
Ankura Consulting Group, LLC	2000 K Street NW, 12th floor Washington, DC 20006	Professional Services	7.37%	S+3.50%	12/29/31		17,959	17,946	17,516
Berkeley Research Group LLC	2200 Powell Street, Suite 1200 Emeryville, CA 94608	Professional Services	6.92%	S+3.25%	05/01/32		16,958	16,958	16,975
Engage2Excel, Inc.	115 Corporate Center Drive, Suite E, Moorseville, NC 28177	Professional Services	10.37%	S+6.50%	07/01/29		25,657	25,347	25,016	(7)(8)
Engage2Excel, Inc.	115 Corporate Center Drive, Suite E, Moorseville, NC 28177	Professional Services	10.91%	S+6.50%	07/01/29		2,129	1,463	1,437	(7)(8)(10)
Grant Thornton Advisors LLC	171 N Clark St Chicago, IL 60601	Professional Services	6.72%	S+3.00%	06/02/31		9,127	9,161	9,153	(12)
Grant Thornton Advisors LLC	171 N Clark St Chicago, IL 60601	Professional Services	6.47%	S+2.75%	06/02/31		2,194	2,184	2,196
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Professional Services	9.61%	S+5.75%	08/18/28		53,887	52,851	51,462	(8)
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Professional Services	10.11%	S+6.25%	08/18/28		6,000	5,941	5,805	(8)
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Professional Services	9.59%	S+5.75%	08/18/28		4,771	1,190	1,073	(8)(10)
NFM & J, L.P. (dba the Facilities Group)	217 N. Howard Avenue, Ste 200, Tampa, FL 33606	Professional Services	9.67%	S+5.75%	11/30/27		1,965	1,964	1,955	(8)
NFM & J, L.P. (dba the Facilities Group)	217 N. Howard Avenue, Ste 200, Tampa, FL 33606	Professional Services	9.69%	S+5.75%	11/30/27		1,933	1,932	1,923	(8)
NFM & J, L.P. (dba the Facilities Group)	217 N. Howard Avenue, Ste 200, Tampa, FL 33606	Professional Services	11.50%	P+4.75%	11/30/27		349	121	120	(8)(10)
PAS Parent Inc. (dba Pace Analytical)	1800 Elm St SE, Minneapolis, MN 55414	Professional Services	8.22%	S+4.50%	08/18/32		59,123	58,766	58,827	(7)(8)
PAS Parent Inc. (dba Pace Analytical)	1800 Elm St SE, Minneapolis, MN 55414	Professional Services		S+4.50%	08/18/32		31,856	(151)	(159)	(7)(8)(10)
PAS Parent Inc. (dba Pace Analytical)	1800 Elm St SE, Minneapolis, MN 55414	Professional Services		S+4.50%	08/18/31		12,725	(110)	(64)	(7)(8)(10)
Westwood Professional Services Inc.	2901 Dallas Parkway, Suite 400, Plano, TX 75093	Professional Services	8.17%	S+4.50%	09/19/31		80,572	79,880	79,766	(7)(8)
Westwood Professional Services Inc.	2901 Dallas Parkway, Suite 400, Plano, TX 75093	Professional Services	8.17%	S+4.50%	09/19/31		23,574	7,836	7,722	(7)(8)(10)
Westwood Professional Services Inc.	2901 Dallas Parkway, Suite 400, Plano, TX 75093	Professional Services		S+4.50%	09/19/31		12,239	(100)	(122)	(7)(8)(10)
MRI Software LLC	28925 Fountain Pkwy, Solon, OH 44139	Real Estate Mgmt. & Development	8.42%	S+4.75%	02/10/28		37,850	37,815	37,660	(7)
MRI Software LLC	28925 Fountain Pkwy, Solon, OH 44139	Real Estate Mgmt. & Development	8.42%	S+4.75%	02/10/28		2,038	239	234	(7)(10)
MRI Software LLC	28925 Fountain Pkwy, Solon, OH 44139	Real Estate Mgmt. & Development	8.44%	S+4.75%	02/10/28		305	60	59	(7)(10)
Zarya HoldCo, Inc. (dba Eptura)	950 East Paces Ferry Road, NE, Suite 800, Atlanta, GA 30326	Real Estate Mgmt. & Development	10.32%	S+6.50%	07/01/27		9,386	9,340	9,292	(8)
Zarya HoldCo, Inc. (dba Eptura)	950 East Paces Ferry Road, NE, Suite 800, Atlanta, GA 30326	Real Estate Mgmt. & Development	10.32%	S+6.50%	07/01/27		8,903	8,859	8,814	(8)
Zarya HoldCo, Inc. (dba Eptura)	950 East Paces Ferry Road, NE, Suite 800, Atlanta, GA 30326	Real Estate Mgmt. & Development		S+6.50%	07/01/27		938	(8)	(9)	(8)(10)
Accommodations Plus Technologies LLC	265 Broadhollow Rd, Melville, NY 11747	Software	8.94%	S+5.25%	05/28/32		64,691	63,952	63,950	(7)
Accommodations Plus Technologies LLC	265 Broadhollow Rd, Melville, NY 11747	Software	8.94%	S+5.25%	05/28/32		62,916	62,198	62,195	(7)
Accommodations Plus Technologies LLC	265 Broadhollow Rd, Melville, NY 11747	Software		S+5.25%	05/28/32		12,291	(119)	(120)	(7)(10)

Investment (1) (2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (6)	Cost	Fair Value	Footnotes
AI Titan Parent, Inc. (dba Prometheus)	4601 Six Forks Road, Suite 220, Raleigh, NC 27609	Software	8.22%	S + 4.50%	08/29/31	$16,938	$16,809	$16,768	(7) (8)
AI Titan Parent, Inc. (dba Prometheus)	4601 Six Forks Road, Suite 220, Raleigh, NC 27609	Software	8.32%	S + 4.50%	08/29/31	3,388	739	728	(7) (8) (10)
AI Titan Parent, Inc. (dba Prometheus)	4601 Six Forks Road, Suite 220, Raleigh, NC 27609	Software		S + 4.50%	08/29/31	2,117	(18)	(21)	(7) (8) (10)
Apple Bidco Holdings, Inc. (dba Raptor Technologies)	2900 North Loop West, Suite 900, Houston, TX 77092	Software		S + 4.50%	12/01/32	64,525	—	—	(7) (10)
Apple Bidco Holdings, Inc. (dba Raptor Technologies)	2900 North Loop West, Suite 900, Houston, TX 77092	Software		S + 4.50%	12/01/32	19,302	—	—	(7) (10)
Apple Bidco Holdings, Inc. (dba Raptor Technologies)	2900 North Loop West, Suite 900, Houston, TX 77092	Software		S + 4.50%	12/01/32	8,272	—	—	(7) (10)
Aptean, Inc.	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022	Software	8.57%	S + 4.75%	01/30/31	122,325	121,571	121,713	(7) (8)
Aptean, Inc.	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022	Software		S + 4.75%	01/30/31	12,469	(48)	(62)	(7) (8) (10)
Aptean, Inc.	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022	Software	8.69%	S + 4.75%	01/30/31	8,357	2,336	2,346	(7) (8) (10)
Arches Buyer Inc.	1300 West Traverse Parkway Lehi, UT 84043	Software	7.07%	S + 3.25%	12/06/27	7,091	7,094	7,100
Arrow Buyer, Inc. (dba Archer Technologies)	12 East 49th Street, New York NY 10017	Software	8.67%	S + 5.00%	07/01/30	11,532	11,376	11,474	(7) (8)
Arrow Buyer, Inc. (dba Archer Technologies)	12 East 49th Street, New York NY 10017	Software	8.67%	S + 5.00%	07/01/30	756	751	752	(7) (8)
Arrow Buyer, Inc. (dba Archer Technologies)	12 East 49th Street, New York NY 10017	Software	8.67%	S + 5.00%	07/01/30	732	721	728	(7) (8)
Artifact Bidco, Inc. (dba Avetta)	3300 Triumph Blvd, Suite 800, Lehi, UT 84043	Software	7.82%	S + 4.15%	07/28/31	45,788	45,542	45,559	(7) (8)
Artifact Bidco, Inc. (dba Avetta)	3300 Triumph Blvd, Suite 800, Lehi, UT 84043	Software		S + 4.15%	07/28/31	11,207	(48)	(56)	(7) (8) (10)
Artifact Bidco, Inc. (dba Avetta)	3300 Triumph Blvd, Suite 800, Lehi, UT 84043	Software		S + 4.15%	07/26/30	5,443	(36)	(27)	(7) (8) (10)
Artifact Bidco, Inc. (dba Avetta)	3300 Triumph Blvd, Suite 800, Lehi, UT 84043	Software		S + 4.15%	07/26/30	2,562	(17)	(13)	(7) (8) (10)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Dr, Suite 200, Cerritos, California 90703, US	Software	8.17%	S + 4.50%	07/14/31	50,400	50,023	50,022	(7) (8) (9)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Dr, Suite 200, Cerritos, California 90703, US	Software	8.24%	S + 4.50%	07/14/31	24,000	23,745	23,820	(7) (8) (9)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Dr, Suite 200, Cerritos, California 90703, US	Software	8.24%	S + 4.50%	07/14/31	12,424	12,331	12,330	(7) (8) (9)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Dr, Suite 200, Cerritos, California 90703, US	Software		S + 4.50%	07/14/31	9,600	(81)	(72)	(7) (8) (9) (10)
Avalara, Inc	255 South King Street, Suite 1200 Seattle, WA 98104	Software	6.42%	S + 2.75%	03/26/32	5,661	5,689	5,681
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software		S + 4.50%	03/31/32	$584,354	$—	$—	(7) (10)
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software		S + 4.50%	03/31/32	108,214	—	—	(7) (10)
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software		S + 4.50%	03/31/32	70,339	—	—	(7) (10)
CloudBees, Inc.	4 N 2nd Street, Suite 1270, San Jose, CA 95113	Software	10.83%	S + 7.00% (Incl. 2.50% PIK)	11/24/26	1,856	1,863	1,856	(8)
CloudBees, Inc.	4 N 2nd Street, Suite 1270, San Jose, CA 95113	Software	10.83%	S + 7.00% (Incl. 2.50% PIK)	11/24/26	796	799	796	(8)
Clover Holdings 2 LLC	300 Park Avenue, Suite 1700 San Jose, CA 95110	Software	7.77%	S + 4.00%	12/09/31	7,774	7,767	7,767
ConnectWise, LLC	400 N Tampa Street, Suite 130 Tampa, FL 33602	Software	7.43%	S + 3.50%	09/29/28	13,370	13,410	13,111
Convenient Payments Acquisition, Inc.	12884 Fontrunner Blvd. Suite 220, Draper Utah 84020	Software	9.73%	S + 6.00%	12/31/26	12,769	12,704	12,673	(7) (8)
Convenient Payments Acquisition, Inc.	12884 Fontrunner Blvd. Suite 220, Draper Utah 84020	Software	9.73%	S + 6.00%	12/31/26	1,662	1,653	1,650	(7) (8)
Convenient Payments Acquisition, Inc.	12884 Fontrunner Blvd. Suite 220, Draper Utah 84020	Software		S + 6.00%	12/31/26	990	(5)	(7)	(7) (8) (10)
Crewline Buyer, Inc. (dba New Relic)	188 Spear St. Suite 1000, San Francisco, CA 94105	Software	10.59%	S + 6.75%	11/08/30	72,867	71,614	72,138	(7) (8)
Crewline Buyer, Inc. (dba New Relic)	188 Spear St. Suite 1000, San Francisco, CA 94105	Software		S + 6.75%	11/08/30	7,326	(119)	(73)	(7) (8) (10)
Dawn Bidco, LLC (dba Dayforce)	3311 East Old Shakopee Road, Suite 400, Minneapolis, MN 55425-1640	Software		S + 3.00%	10/07/32	275,000	—	—	(7) (10)
Dawn Bidco, LLC (dba Dayforce)	3311 East Old Shakopee Road, Suite 400, Minneapolis, MN 55425-1640	Software		S + 2.75%	08/20/30	25,000	—	—	(7) (10)
Dawn Bidco, LLC (dba Dayforce)	3311 East Old Shakopee Road Minneapolis/MN/ 55425	Software		S + 3.00%	08/20/32	3,800	3,798	3,786	(12)
Drake Software, LLC	235 East Palmer Street Franklin, NC 28734Goldman	Software	7.92%	S + 4.25%	06/26/31	3,217	3,181	3,152
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software	8.20%	S + 4.50%	12/20/32	39,693	39,544	39,544	(7)
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software		S + 4.50%	12/20/32	10,761	(20)	(20)	(7) (10)
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software		S + 4.50%	12/20/32	5,743	(11)	(11)	(7) (10)
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software		S + 4.50%	12/20/32	4,035	(15)	(15)	(7) (10)
Epicor Software Corp	Las Cimas II- 807, Las Cimas Parkway, Suite 400 Austin, TX 78746	Software	6.22%	S + 2.50%	05/30/31	7,082	7,126	7,101
First Advantage Holdings, LLC	1 Concourse Parkway NE, Suite 200 Atlanta, GA 30328	Software	6.47%	S + 2.75%	10/31/31	$508	$510	$502	(9)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, CO 80202	Software	9.34%	S + 5.50% (Incl. 2.00% PIK)	01/17/31	27,815	27,688	27,815	(7) (8)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, CO 80202	Software	8.84%	S + 5.00% (Incl. 2.00% PIK)	01/17/31	7,167	7,116	7,024	(7) (8)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, CO 80202	Software		S + 5.50% (Incl. 2.00% PIK)	01/17/31	3,839	(26)	(10)	(7) (8) (10)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, CO 80202	Software		S + 5.50% (Incl. 2.00% PIK)	01/17/31	460	(6)	(9)	(7) (8) (10)

Investment (1) (2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (6)	Cost	Fair Value	Footnotes
Hyland Software, Inc.	28105 Clemens Road, Westlake, OH 44145	Software	8.67%	S + 5.00%	09/19/30	93,566	92,522	93,566	(7) (8)
Hyland Software, Inc.	28105 Clemens Road, Westlake, OH 44145	Software		S + 5.00%	09/19/29	4,525	(44)	—	(7) (8) (10)
iSolved Inc	11215 N. Community House Rd. Charlotte, NC 28277	Software	6.47%	S + 2.75%	10/15/30	20,447	20,583	20,479
Javelin Buyer, Inc.	3020 Carrington Mill Boulevard Morrisville, NC 27560	Software	6.59%	S + 2.75%	12/05/31	21,209	21,339	21,258
Jeppesen Holdings, LLC	55 Inverness Dr E, Englewood, CO 80112	Software	8.59%	S + 4.75%	11/01/32	226,662	225,549	225,528	(7)
Jeppesen Holdings, LLC	55 Inverness Dr E, Englewood, CO 80112	Software		S + 4.75%	11/01/32	11,333	(55)	(57)	(7) (10)
KPA Parent Holdings, Inc.	1380 Forest Park Circle, Lafayette, CO 80026	Software	8.22%	S + 4.50%	03/12/32	25,988	25,750	25,728	(7) (8)
KPA Parent Holdings, Inc.	1380 Forest Park Circle, Lafayette, CO 80026	Software		S + 4.50%	03/12/32	3,713	(17)	(37)	(7) (8) (10)
KPA Parent Holdings, Inc.	1380 Forest Park Circle, Lafayette, CO 80026	Software		S + 4.50%	03/12/32	2,599	(23)	(26)	(7) (8) (10)
Kryptona Bidco US, LLC (dba Kyriba)	1081 Camino del Rio South, San Diego, CA 92108	Software	9.70%	S + 6.00% (Incl. 3.25% PIK)	12/18/31	102,974	101,217	101,944	(7) (8) (9)
Kryptona Bidco US, LLC (dba Kyriba)	1081 Camino del Rio South, San Diego, CA 92108	Software		S + 6.00% (Incl. 3.25% PIK)	12/18/31	50,044	—	—	(7) (8) (9) (10)
Kryptona Bidco US, LLC (dba Kyriba)	1081 Camino del Rio South, San Diego, CA 92108	Software	8.06%	E + 6.00% (Incl. 3.25% PIK)	12/18/31	EUR 23,831	24,383	27,726	(7) (8) (9)
Kryptona Bidco US, LLC (dba Kyriba)	1081 Camino del Rio South, San Diego, CA 92108	Software		S + 6.00% (Incl. 3.25% PIK)	12/18/31	EUR 10,646	—	—	(7) (8) (9) (10)
Kryptona Bidco US, LLC (dba Kyriba)	1081 Camino del Rio South, San Diego, CA 92108	Software		S + 6.00% (Incl. 3.25% PIK)	12/18/31	EUR 10,825	$(185)	$(108)	(7) (8) (9) (10)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software	8.17%	S + 4.50%	09/27/32	33,445	33,242	33,194	(7) (8)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software		S + 4.50%	09/27/32	8,108	(29)	(61)	(7) (8) (10)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software		S + 4.50%	09/26/31	4,054	(29)	(30)	(7) (8) (10)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software		S + 4.50%	09/26/31	1,824	(13)	(14)	(7) (8) (10)
Mitchell International, Inc.	6220 Greenwich Drive San Diego, CA 92122	Software		S + 3.25%	06/17/31	5,661	5,675	5,676	(12)
ML Holdco, LLC (dba MeridianLink)	1 Venture, Suite 235, Irvine, California 92618	Software	8.37%	S + 4.50%	10/25/32	100,161	99,671	99,661	(7)
ML Holdco, LLC (dba MeridianLink)	1 Venture, Suite 235, Irvine, California 92618	Software		S + 4.50%	10/25/32	26,057	(63)	(65)	(7) (10)
NC Topco, LLC (dba NContracts)	214 Overlook Circle, Brentwood, TN 37027	Software	8.22%	S + 4.50%	09/01/31	55,963	55,541	55,683	(7)
NC Topco, LLC (dba NContracts)	214 Overlook Circle, Brentwood, TN 37027	Software		S + 4.50%	09/01/31	15,966	(89)	(80)	(7) (10)
NC Topco, LLC (dba NContracts)	214 Overlook Circle, Brentwood, TN 37027	Software		S + 4.50%	09/01/31	6,386	(54)	(32)	(7) (10)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software		S + 4.50%	05/03/29	275,000	—	—	(7) (9) (10)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.38%	N + 4.50%	05/03/29	NOK 158,670	14,959	15,662	(7) (8) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.27%	S + 4.50%	05/03/29	93,333	70,496	70,093	(7) (8) (9) (10)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.22%	S + 4.50%	05/03/29	64,211	64,037	63,890	(7) (8) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.22%	S + 4.50%	05/03/29	21,262	21,260	21,156	(7) (8) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.28%	S + 4.50%	05/03/29	15,032	14,146	14,121	(7) (8) (9) (10)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software		S + 4.50%	05/03/29	14,253	(45)	(71)	(7) (8) (9) (10)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.22%	SN + 4.50%	05/03/29	GBP 7,240	9,265	9,710	(7) (8) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.22%	S + 4.50%	05/03/29	1,947	1,947	1,938	(7) (8) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software		S + 4.50%	05/03/29	1,558	(1)	(8)	(7) (8) (9) (10)
One, Inc. Software Corporation	620 Coolidge Dr., Folsom, CA 95630	Software	8.26%	S + 4.50%	12/06/32	EUR 245,730	$243,292	$243,272	(7)
One, Inc. Software Corporation	620 Coolidge Dr., Folsom, CA 95630	Software		S + 4.50%	12/06/32	47,256	(234)	(236)	(7) (10)
One, Inc. Software Corporation	620 Coolidge Dr., Folsom, CA 95630	Software		S + 4.50%	12/06/32	18,902	(187)	(189)	(7) (10)
Onyx CenterSource, Inc.	5430 LBJ Freeway, Suite 100, Dallas, TX 75240	Software	9.39%	S + 5.25%	12/14/29	27,127	26,692	26,856	(7) (8)
Onyx CenterSource, Inc.	5430 LBJ Freeway, Suite 100, Dallas, TX 75240	Software	9.39%	S + 5.25%	12/14/29	2,055	1,884	1,898	(7) (8) (10)
Project Boost Purchaser, LLC	30870 Russell Ranch Road, Suite 300 Westlake Village, CA 91362	Software	6.61%	S + 2.75%	07/16/31	25,451	25,530	25,504
Quartz Acquireco LLC	333 West River Park Drive Provo, UT 84604	Software	5.92%	S + 2.25%	06/28/30	24,036	24,021	23,976
Renaissance Holding Corp.	2911 Peach Street, Wisconsin Rapids, WI 54494	Software	7.72%	S + 4.00%	04/05/30	98,283	97,810	85,606	(7)
Runway Bidco, LLC (dba Redwood Software)	3201 Dallas Parkway, Suite 190, Frisco, TX 75034	Software	8.67%	S + 5.00%	12/17/31	65,066	64,578	64,740	(7) (8)
Runway Bidco, LLC (dba Redwood Software)	3201 Dallas Parkway, Suite 190, Frisco, TX 75034	Software		S + 5.00%	12/17/31	16,287	(81)	(81)	(7) (8) (10)
Runway Bidco, LLC (dba Redwood Software)	3201 Dallas Parkway, Suite 190, Frisco, TX 75034	Software		S + 5.00%	12/17/31	8,144	(67)	(41)	(7) (8) (10)
Singlewire Software, LLC	1002 Deming Way, Madison, WI 53717	Software	8.59%	S + 4.75%	05/10/30	47,187	46,724	46,833	(7) (8)
Singlewire Software, LLC	1002 Deming Way, Madison, WI 53717	Software	8.42%	S + 4.75%	05/10/30	23,868	23,432	23,689	(7) (8)
Singlewire Software, LLC	1002 Deming Way, Madison, WI 53717	Software		S + 4.75%	05/10/30	7,560	(108)	(57)	m(7) (8) (10)

Investment (1) (2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (6)	Cost	Fair Value	Footnotes
Sundance Group Holdings, Inc. (dba NetDocuments)	2500 Executive Parkway, Suite 300, Lehi, Utah 84048	Software		S + 4.75%	07/02/29	$17,848	—	—	(7) (10)
Sundance Group Holdings, Inc. (dba NetDocuments)	2500 Executive Parkway, Suite 300, Lehi, Utah 84048	Software		S + 4.75%	07/02/29	1,983	—	—	(7) (10)
UKG Inc.	2000 Ultimate Way Weston, FL 33326	Software	6.34%	S + 2.50%	02/10/31	21,271	21,305	21,280	(12)
Vamos Bidco, Inc. (dba VIP)	402 Water Tower Circle, Colchester, VT 05446	Software	8.42%	S + 4.75%	01/30/32	68,335	67,777	67,651	(7) (8)
Vamos Bidco, Inc. (dba VIP)	402 Water Tower Circle, Colchester, VT 05446	Software		S + 4.75%	01/30/32	28,616	(160)	(286)	(7) (8) (10)
Vamos Bidco, Inc. (dba VIP)	402 Water Tower Circle, Colchester, VT 05446	Software		S + 4.75%	01/30/32	8,585	(77)	(86)	(7) (8) (10)
World Wide Technology Holding Co. LLC	1 World Wide Way, Maryland Heights St. Louis, MO 63146	Software	5.72%	S + 2.00%	03/01/30	35,362	35,557	35,384
Zelis Payments Buyer, Inc.	2 Crossroads Drive Bedminster, NJ 07921	Software	6.97%	S + 3.25%	11/26/31	4,529	4,544	4,490
Harbor Freight Tools USA, Inc.	3491 Mission Oaks Boulevard Camarillo, CA 93012	Specialty Retail	5.97%	S + 2.25%	06/11/31	14,167	13,970	14,016
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Specialty Retail		S + 5.00%	06/02/31	$129,542	$(290)	$(1,619)	(7) (8) (10)
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Specialty Retail	8.67%	S + 5.00%	06/02/31	90,147	89,581	90,147	(7) (8)
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Specialty Retail	8.69%	S + 5.00%	06/02/31	49,417	40,294	40,620	(7) (8) (10)
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Specialty Retail	10.75%	P + 4.00%	05/31/30	11,619	2,749	2,822	(7) (8) (10)
Ahead DB Holdings, LLC	401 North Michigan Avenue, Suite 3400 Chicago, IL 60611	Technology Hardware & Equipment	6.17%	S + 2.50%	02/03/31	14,599	14,519	14,569
Fortress Intermediate 3, Inc	1 Penn Plaza, Suite 2832 New York, NY 10119	Technology Hardware & Equipment	6.78%	S + 3.00%	06/27/31	4,239	4,281	4,235
McAfee, LLC	6220 America Center Drive San Jose, CA 95002	Technology Hardware & Equipment	6.72%	S + 3.00%	03/01/29	17,813	17,827	16,383
Virtusa Corporation	132 Turnpike Road, Suite 300 Southborough, MA 01772	Technology Hardware & Equipment	6.97%	S + 3.25%	02/15/29	10,817	10,799	10,834
Victors Purchaser, LLC (dba Service Express)	3855 Sparks Dr. SE, Grand Rapids, MI 49546	Technology Hardware, Storage & Peripherals	8.19%	S + 4.50%	12/23/32	126,118	125,803	125,803	(7)
Victors Purchaser, LLC (dba Service Express)	3855 Sparks Dr. SE, Grand Rapids, MI 49546	Technology Hardware, Storage & Peripherals	8.21%	S + 4.50%	12/23/32	18,789	1,510	1,510	(7) (10)
Victors Purchaser, LLC (dba Service Express)	3855 Sparks Dr. SE, Grand Rapids, MI 49546	Technology Hardware, Storage & Peripherals		S + 4.50%	12/23/32	9,879	(25)	(12)	(7) (10)
Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500 King of Prussia, PA 19406	Telecommunication services	6.92%	S + 3.25%	10/26/30	7,082	7,091	7,066
AAG KP Borrower LLC (dba KUIU)	1920 N Lincoln St, #101, Dixon, CA 95620	Textiles, Apparel & Luxury Goods	8.76%	S + 5.00%	12/05/31	201,504	198,260	198,221	(7)
AAG KP Borrower LLC (dba KUIU)	1920 N Lincoln St, #101, Dixon, CA 95620	Textiles, Apparel & Luxury Goods		S + 5.00%	12/05/31	25,709	(381)	(386)	(7) (10)
AAG KP Borrower LLC (dba KUIU)	1920 N Lincoln St, #101, Dixon, CA 95620	Textiles, Apparel & Luxury Goods		S + 5.00%	12/05/31	2,085	(31)	(31)	(7) (10)
Champ Acquisition Corporation	7760 France Avenue South, Suite 400 Minneapolis, MN 55435	Textiles, Apparel & Luxury Goods	7.72%	S + 4.00%	11/25/31	15,714	15,914	15,773
BCPE HIPH Parent, Inc. (dba Harrington Industrial Plastics)	14480 Yorba Ave, Chino, CA 91710	Trading Companies & Distributors	9.47%	S + 5.75%	10/07/30	$71,513	$70,194	$70,798	(7) (8)
BCPE HIPH Parent, Inc. (dba Harrington Industrial Plastics)	14480 Yorba Ave, Chino, CA 91710	Trading Companies & Distributors	9.47%	S + 5.75%	10/07/30	40,084	39,298	39,683	(7) (8)
NCWS Intermediate, Inc. (dba National Carwash Solutions)	1500 SE 37th Street, Grimes, IA 50111	Trading Companies & Distributors	9.17%	S + 5.50% (Incl. 2.25% PIK)	12/31/29	204,451	201,033	189,629	(7) (8)
NCWS Intermediate, Inc. (dba National Carwash Solutions)	1500 SE 37th Street, Grimes, IA 50111	Trading Companies & Distributors	8.94%	S + 5.25%	12/31/29	23,406	2,410	1,112	(7) (8) (10)
NCWS Intermediate, Inc. (dba National Carwash Solutions)	1500 SE 37th Street, Grimes, IA 50111	Trading Companies & Distributors	9.17%	S + 5.50% (Incl. 2.25% PIK)	12/31/29	14,094	1,425	582	(7) (8) (10)
PT Intermediate Holdings III, LLC (dba Parts Town)	1200 Greenbriar Dr, Addison, IL 60101	Trading Companies & Distributors	8.67%	S + 5.00% (Incl. 1.75% PIK)	04/09/30	133,677	133,345	131,671	(7) (8)
PT Intermediate Holdings III, LLC (dba Parts Town)	1200 Greenbriar Dr, Addison, IL 60101	Trading Companies & Distributors		S + 5.00% (Incl. 1.75% PIK)	04/09/30	7,802	(21)	(117)	(7) (8) (10)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors		S + 5.00%	01/24/33	102,611	—	—	(7) (10)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors		S + 5.00%	01/24/33	21,602	—	—	(7) (10)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors		S + 5.00%	01/24/33	18,002	—	—	(7) (10)
UFT Buyer LLC (dba United Flow Technologies)	6440 Oak Canyon, Suite 150, Irvine, CA 92618	Trading Companies & Distributors	8.27%	S + 4.50%	12/06/32	79,429	78,642	78,635	(7)
UFT Buyer LLC (dba United Flow Technologies)	6440 Oak Canyon, Suite 150, Irvine, CA 92618	Trading Companies & Distributors		S + 4.50%	12/06/32	29,148	(144)	(146)	(7) (10)
UFT Buyer LLC (dba United Flow Technologies)	6440 Oak Canyon, Suite 150, Irvine, CA 92618	Trading Companies & Distributors		S + 4.50%	12/06/32	10,931	(108)	(109)	(7) (10)
Deep Blue Operating I LLC	4 Waterway Square Place, Suite 300 The Woodlands, TX 77380-2692	Water Utilities	6.59%	S + 2.75%	10/01/32	17,000	17,005	17,039
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%	03/31/27	5,832	2,725	2,712	(7) (8) (10)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%	03/31/27	$5,817	$5,778	$5,759	(7) (8)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%	03/31/27	5,817	5,778	5,759	(7) (8)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%	03/31/27	3,636	3,611	3,600	(7) (8)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services		S + 5.25%	03/31/27	729	(5)	(7)	(7) (8) (10)
Diamond Communications LLC	120 Mountain Avenue, Springfield, NJ 07081	Wireless Telecommunication Services	7.72%	S + 4.00%	05/28/30	25,000	4,939	4,925	(8) (10)
Diamond Communications LLC	120 Mountain Avenue, Springfield, NJ 07081	Wireless Telecommunication Services	7.72%	S + 4.00%	05/28/30	25,000	19,888	19,875	(8) (10)

Total 1st Lien/Senior Secured Debt							13,839,279	13,795,273

Investment (1) (2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (6)	Cost	Fair Value	Footnotes
1st Lien/Last-Out Unitranche (11)—2.8%
EDB Parent, LLC (dba Enterprise DB)	34 Crosby Drive, Bedford, MA, 01730	Software	10.84%	S + 7.00%	07/07/28	6,169	6,109	6,108	(8)
EDB Parent, LLC (dba Enterprise DB)	34 Crosby Drive, Bedford, MA, 01730	Software	10.84%	S + 7.00%	07/07/28	4,010	2,786	2,801	(8) (10)
EDB Parent, LLC (dba Enterprise DB)	34 Crosby Drive, Bedford, MA, 01730	Software	10.84%	S + 7.00%	07/07/28	1,493	1,478	1,478	(8)
EIP Consolidated, LLC (dba Everest Infrastructure)	Two Allegheny Center, Nova Tower 2, Suite 1002, Pittsburgh, PA 15212	Wireless Telecommunication Services	10.09%	S + 6.25%	12/07/28	53,171	52,866	52,905	(7) (8)
EIP Consolidated, LLC (dba Everest Infrastructure)	Two Allegheny Center, Nova Tower 2, Suite 1002, Pittsburgh, PA 15212	Wireless Telecommunication Services	10.08%	S + 6.25%	12/07/28	31,829	30,220	30,253	(7) (8) (10)
K2 Towers II, LLC	57 East Washington Street, Chagrin Falls, OH 44022	Wireless Telecommunication Services	8.23%	S + 4.58%	05/02/29	5,092	4,816	4,791	(7) (8) (10)
K2 Towers III, LLC	57 East Washington Street, Chagrin Falls, OH 44022	Wireless Telecommunication Services	8.37%	S + 4.67%	12/06/28	54,001	44,861	44,821	(7) (10)
Octagon Towers LLC	57 East Washington Street, Chagrin Falls, OH 44022	Wireless Telecommunication Services	8.68%	S + 4.98%	09/04/28	5,742	4,732	4,732	(7) (10)
Peppertree Towers, LLC	57 East Washington Street, Chagrin Falls, OH 44022	Wireless Telecommunication Services	8.58%	S + 4.58%	05/15/29	9,001	8,194	8,194	(7) (10)
Skyway Towers Intermediate LLC	3637 Madaca Lane, Tampa, FL 33618	Wireless Telecommunication Services	8.74%	S + 5.03%	12/22/28	$27,776	$27,622	$27,637	(7) (8)
Skyway Towers Intermediate LLC	3637 Madaca Lane, Tampa, FL 33618	Wireless Telecommunication Services	8.74%	S + 5.03%	12/22/28	20,641	1,608	1,658	(7) (8) (10)
Tarpon Towers II LLC	8916 77th Terrace East, Suite 103, Lakewood Ranch, FL 34202	Wireless Telecommunication Services	8.30%	S + 4.58%	02/01/29	28,283	28,129	28,141	(7) (8)
Tarpon Towers II LLC	8916 77th Terrace East, Suite 103, Lakewood Ranch, FL 34202	Wireless Telecommunication Services	8.30%	S + 4.58%	02/01/29	16,718	8,180	8,196	(7) (8) (10)
Towerco IV Holdings, LLC	5000 Valleystone Drive, Suite 200, Cary, NC 27519	Wireless Telecommunication Services	7.58%	S + 3.75%	08/31/28	25,668	23,123	23,190	(7) (8) (10)

Total 1st Lien/Last-Out Unitranche							244,724	244,905

Investment (1) (2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Initial Acquisition Date(5)	Maturity	Par (6)	Cost	Fair Value	Footnotes
2nd Lien/Senior Secured Debt—0.8%
Sazerac Company, Inc.	101 Magazine Street New Orleans, LA 70130	Beverages	6.50%	S + 2.50%		07/09/32	24,040	24,151	24,063
AP Kona Holdings LLC (dba Keurig Dr Pepper Inc.)	53 South Avenue, Burlington, MA 01803	Food Products		5.00%	10/26/25	11/03/32	29,300	—	—	(7) (9) (10)
Colossus Acquireco LLC	1185 Sanctuary Parkway, Suite 100 Alpharetta, GA 30009	Oil, Gas & Consumable Fuels	5.41%	S + 1.75%		07/30/32	25,461	25,380	25,429
Beach Acquisition Bidco LLC	251 Little Falls Drive Wilmington, DE 19808	Textiles, Apparel & Luxury Goods	6.92%	S + 3.25%		09/12/32	23,650	23,846	23,813

Total 2nd Lien/Senior Secured Debt								73,377	73,305

Total United States								$14,157,380	$14,113,483

Total Debt Investments								$15,636,232	$15,612,705

Investment (1) (2)	Company Address	Type of Investment	Industry (3)	Effective Yield	Initial Acquisition Date(5)	Maturity	Shares(6)	Cost	Fair Value	% of Class Held at 12/31/2025	Footnotes
Equity and Other—0.7%
Cayman Islands—0.6%
Structured Finance Obligation – Equity Instruments—0.6%
Diameter Capital CLO 11, Ltd.—Subordinated Notes	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Subordinated Notes	Financial Services	8.85%	07/09/25	07/20/38	$8,770	$8,770	$8,313	20.00%	(9)
Diameter Capital CLO 13, Ltd.—Subordinated Notes	190 Elgin Avenue, George Town Grand Cayman, KY1-9008 Cayman Islands	Subordinated Notes	Financial Services	8.11%	11/26/25	01/20/39	7,580	7,580	7,580	20.00%	(9)
Madison Park Funding LXX, Ltd.—Subordinated Notes	71 Fort Street, PO Box 500, Grand Cayman KY1-1106, Cayman Islands	Subordinated Notes	Financial Services	11.07%	08/04/25	09/04/38	20,090	18,624	18,051	49.00%	(9)
Octagon 78, Ltd.—Subordinated Notes	P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands	Subordinated Notes	Financial Services	9.00%	07/14/25	10/20/38	23,344	20,065	20,457	49.00%	(9)

Total Structured Finance Obligation – Equity								55,039	54,401

Total Cayman Islands								55,039	54,401
United States —0.1%
Common Stock—0.1%
VisionSafe Parent, LLC	46-217 Kahuhipa Street, Kaneohe, HI 96744	Common Stock- Class A	Aerospace & Defense		04/19/24		880	$885	$827	1.56%	(7) (8) (16)
RPC ABC Investment Holdings LLC (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Common Stock- Class A	Diversified Consumer Services		04/26/24		6,287,153	5,912	3,646	5.34%	(7) (8) (13) (16)
SEM Holdings, LLC (dba Southeast Mechanical, LLC)	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Common Stock- Class A	Diversified Consumer Services		07/06/22		400	616	574	0.97%	(8) (13) (16)
Whitewater Holding Company LLC	16412 North Eldridge Parkway, Tomball, TX 77377	Common Stock	Diversified Consumer Services		12/21/21		2,700	$237	$225	0.06%	(8) (16)
SDB HOLDCO, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Common Stock	Health Care Providers & Services		03/29/24		27,194,622	$—	$—	2.30%	(8) (13) (16)
Peppertree Towers, LLC	57 East Washington Street, Chagrin Falls, OH 44022	Common Stock	Wireless Telecommunication Services		12/18/25		9	$10	$10	0.01%	(7) (16)

Total Common Stock								7,660	5,282
Preferred Stock—0.0%
FS WhiteWater Holdings, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Preferred equity	Diversified Consumer Services		10/02/24		221	$36	$37	0.15%	(8) (16)
SDB HOLDCO, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Preferred equity	Health Care Providers & Services		03/29/24		13,194,756	3,101	—	4.29%	(8) (13) (16)
CloudBees, Inc.	4 N 2nd Street, Suite 1270, San Jose, CA 95113	Preferred equity—Series F	Software		11/24/21		134,557	2,031	2,056	1.00%	(8) (16)

Total Preferred Stock								5,168	2,093
Membership Interest—0.0%
BX Frontier Member I Holdings LLC	488 8th Avenue, San Diego, California 92101	Membership Interest	Oil, Gas & Consumable Fuels		09/22/25		3%	$—	$—	3.12%	(7) (8) (9) (10) (16)

Total Membership Interest								—	—
Warrants —0.0%
CloudBees, Inc.	4 N 2nd Street, Suite 1270, San Jose, CA 95113	Warrants (Series F)	Software		11/24/21		38,977	$24	$29	5.02%	(8) (16)

Total Warrants								24	29

Total United States								$12,852	$7,404

Total Equity and Other								$67,891	$61,805

Total Investments —181.4%								$15,704,123	$15,674,510

Investments in Affiliated Money Market Fund —3.2%
United States —3.2%
Goldman Sachs Financial Square Government Fund—Institutional Shares							273,742,608	$273,743	$273,743		(17) (18)

Total United States								$273,743	$273,743

Total Investments in Affiliated Money Market Fund								273,743	273,743

Total Investments and Investments in Affiliated Money Market Fund —184.6%								$15,977,866	$15,948,253

(1)	Percentages are based on net assets.
(2)	Assets are pledged as collateral for the Revolving Credit Facilities (as defined below). See Note 6 “Debt.”
(3)	For Industry subtotal and percentage, see Note 4 “Investments.”
(4)

Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Certain investments represent the actual interest rate for partially or fully funded debt in effect as of the reporting date. Certain investments are subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by the larger of the floor or the reference to either Euribor (“E”), SOFR including SOFR adjustment, if any, (“S”), SONIA (“SN”), NIBOR (“N”), CORRA (“C”), SARON (“SARON”), BBSW (“B”), STIBOR (“STIBOR”) or alternate base rate (commonly based on the U.S. Prime Rate (“P”), unless otherwise noted) at the borrower’s option, which reset periodically based on the terms of the credit agreement. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. As of December 31, 2025, the rate for 6 month S was 3.57%, 3 month S was 3.65%,1 month S was 3.69%, 6 month E was 2.11%, 3 month E was 2.03%, 3 month SN was 3.73%, 3 month N was 4.07%, 3 month C was 2.26%, 1 month C was 2.26%, 6 month B was 4.12%, 3 month B was 3.74%, 1 month B was 3.55%, 3 month SARON was (0.08)%, 3 month STIBOR was 1.96% and 3 month P was 6.75%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2025.

(5)

Securities exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities.” As of December 31, 2025, the aggregate fair value of these securities is $719,569 or 8.3% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(6)

Par amount is presented for debt investments, while the number of shares or units or percentage of membership interests owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$” or “USD”), unless otherwise noted as Euros (“EUR”), Great British Pounds (“GBP”), Australian Dollars (“AUD”), Swiss Franc (“CHF”), Norwegian Kroner (“NOK”), Swedish Krona (“SEK”) or Canadian Dollars (“CAD”).

(7)

Represents co-investments made with in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission (the “SEC”). See Note 3 “Significant Agreements and Related Party Transactions.”

(8)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement.”
(9)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act (as defined below). The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2025, the aggregate fair value of these securities is $2,498,222 or 15.3% of the Company’s total assets.

(10)

Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on a loan. The negative fair value, if applicable, is the result of the capitalized discount on a loan. See Note 8 “Commitments and Contingencies.”

(11)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion.

(12)	Position or portion thereof unsettled as of December 31, 2025.
(13)

As defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions.”

(14)	The investment is on non-accrual status. See Note 2 “Significant Accounting Policies”.
(15)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies.

(16)	Non-income producing security.
(17)	The investment is otherwise deemed to be an “affiliated person” of the Company. See Note 3 “Significant Agreements and Related Party Transactions.”
(18)	The annualized seven-day yield as of December 31, 2025 is 3.67%.

PIK – Payment-In-Kind

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

Directors, Executive Officers and Corporate Governance.

Our business and affairs are managed under the direction of our board of directors (the “Board of Directors” or the “Board”). The Board of Directors consists of six directors (each, a “Director”), five of whom are Independent Directors. “Independent Directors” are directors who (1) are not deemed to be “interested persons,” of the Company (as defined in the Investment Company Act), (2) meet the definition of “independent directors” under the corporate governance standards of the New York Stock Exchange and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act. The Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include oversight of valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

The Board of Directors’ role in our management is one of oversight. Oversight of our investment activities extends to oversight of the risk management processes employed by GSAM, as part of its day-to-day management of our investment activities. The Board of Directors reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of our Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board of Directors also oversees the valuation of our assets.

The Board of Directors has established an Audit Committee, Governance and Nominating Committee, Compliance Committee and Contract Review Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Timothy J. Leach, an Independent Director, serves as Chairperson (“Chair”) of the Board of Directors. The Board of Directors believes that it is in the best interests of stockholders for Mr. Leach to lead the Board of Directors because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described below. Mr. Leach will generally act as a liaison between management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides the opportunity for direct communication and interaction between management and the Board.

Board of Directors and Executive Officers

Holders of our common stock will vote together as a class for the election of directors. Under our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, removal or disqualification.

In addition, our Board of Directors has adopted policies which provide that (a) no director shall hold office for more than 15 years and (b) a director shall retire as of December 31st of the calendar year in which he or she reaches his or her 75th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote.

Directors

Information regarding the members of the Board is as follows:

Name, Age and Address (1)	Position with the Company	Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Interested Director

Katherine (“Kaysie”) P. Uniacke (65)	Class III Director	Director since May 2022

Ms. Uniacke is Chair of the Board – Goldman Sachs Asset Management International (2013-Present) and Advisory Director-Goldman Sachs (2013-Present). She was formerly Director—Goldman Sachs Dublin and Luxembourg family of funds (2013 – 2023).

Director – the Company, Goldman Sachs BDC, Inc., a business development company (“GS BDC”); Silver Capital Holdings LLC, a privately offered business development company (“SCH”); Goldman Sachs Private Middle Market Credit II LLC, a privately offered business development company (“GS PMMC II”); Phillip Street BDC LLC, a privately offered business development company (“PS BDC”); and West Bay BDC LLC, a privately offered business development company (“West Bay”).

Goldman Sachs Asset Management International; GS BDC; SCH; GS PMMC II; PS BDC; West Bay
Independent Directors

Jaime Ardila (70)	Class II Director	Director since May 2022

Mr. Ardila is retired. He is Director, Accenture plc (2013-Present), Chairperson, Nexa Resources (2019-Present), and Director, Grupo Energía Bogotá (GEB) (2024-Present). Formerly, he was Director of Ecopetrol (2016 – 2019); and held senior management positions with General Motors Company (an automobile manufacturer) (1984 – 1996 and 1998 – 2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010 – 2016).

Chair of the Board of Directors – SCH, GS PMMC II and PS BDC.

Independent Director – the Company and GS BDC.

Accenture plc (a management consulting services company); Nexa Resources (a mining company); Grupo Energía Bogotá (an electric utility company); GS BDC; SCH; GS PMMC II; PS BDC

Name, Age and Address (1)	Position with the Company	Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Carlos E. Evans (74)	Class I Director	Director since May 2022

Mr. Evans is retired. He is Chairman, Highwoods Properties, Inc. (2018-Present); Director, National Coatings and Supplies Inc. (2015-Present); Director, Warren Oil Company, LLC (2016-Present); Director, American Welding & Gas Inc. (2015-Present); and Director, Johnson Management (2015-Present). He was formerly Director, Sykes Enterprises, Inc. (2016 – 2021).

Independent Director—the Company, GS BDC, and West Bay.

Highwoods Properties, Inc.; National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; Johnson Management; GS BDC; West Bay

Timothy J. Leach (70)	Class III Director	Director since May 2022

Mr. Leach is retired. He is Chairman, MN8 Energy Inc. (2021–Present); Chairman, Habitat for Humanity of Sonoma County (2019–Present); Director, Habitat for Humanity of Sonoma County (2017 – 2019); and Chairman, GS Renewable Power LLC (2021-Present). He was formerly Chief Investment Officer, US Bank Wealth Management (2008 – 2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014 – 2019).

Chairman – the Company and GS BDC.

Independent Director – West Bay.

Habitat for Humanity of Sonoma County; GS Renewable Power LLC; GS BDC; and West Bay

Richard A. Mark (72)	Class II Director	Director since May 2022

Mr. Mark is retired. He is Director, Viatris Inc. (2020–Present); and Director, Home Centered Care Institute (2021 – Present). He was formerly Director, Almost Home Kids (2016 – 2021) and Director, Mylan N.V. (2019 – 2020).

Independent Director—the Company, GS BDC, GS PMMC II, SCH; PS BDC; and West Bay.

Viatris Inc.; Home Centered Care Institute; GS BDC; GS PMMC II, SCH; PS BDC; and West Bay

Name, Age and Address (1)	Position with the Company	Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Susan B. McGee (66)(2)	Class I Director	Director since May 2022

Ms. McGee is retired. She is Director, ETTL Engineers and Consultants, Inc. (2018-Present); and Director, HIVE Digital Technologies Ltd (2021-Present). She was formerly Director, Nobul Corporation (2019 – 2022) and held senior management positions with U.S. Global Investors, Inc. (an investment management firm), including Chief Compliance Officer (2016 – 2018), President (1998 – 2018) and General Counsel (1997 – 2018). She was also formerly Vice President of the U.S. Global Investors Funds (2016 – 2018).

Independent Director – the Company, GS BDC, SCH, GS PMMC II and PS BDC.

ETTL Engineers and Consultants, Inc.; HIVE Digital Technologies Ltd; GS BDC; SCH; GS PMMC II; PS BDC

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by GS Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each director may be contacted by writing to the director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)

On March 15, 2026, Ms. McGee notified the Board of Directors of the Company that she intends to resign from the Board and all committees thereof effective as of the close of business on March 31, 2026.

Executive Officers

Information regarding our executive officers who are not Directors is as follows:

Name	Age	Position
Vivek Bantwal	48	Co-Chief Executive Officer
David Miller	56	Co-Chief Executive Officer
Tucker Greene	50	Chief Operating Officer and President
Stephanie Rader	43	Executive Vice President and Head of Business Development
Stanley Matuszewski	40	Chief Financial Officer and Treasurer
John Lanza	55	Principal Accounting Officer
Julien Yoo	54	Chief Compliance Officer
Caroline Kraus	48	Chief Legal Officer and Secretary
Justin Betzen	45	Vice President
Greg Watts	49	Vice President
Jennifer Yang	42	Vice President
Matthew Carter	39	Vice President

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.

Biographical Information

Interested Director

Katherine P. Uniacke. Ms. Uniacke is the sole interested director on the Board and has served in such capacity since May 2022. Ms. Uniacke is the chairperson of the board of Goldman Sachs Asset Management International, serves on the boards of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay; and is an advisory director to GS Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.

Independent Directors

Timothy J. Leach. Mr. Leach is retired. Mr. Leach has served on the Board of Directors of the Company since May 2022 and has served as Chair of the Board since January 2023. He also serves as a member and Chairperson of the Board of Directors of GS BDC and as a member of the Board of West Bay. Mr. Leach has served as chair of the Board of Directors of MN8 Energy Inc. (f/k/a Goldman Sachs Renewable Power LLC), a renewable energy producer, since 2021. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Based on the foregoing, Mr. Leach is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Jaime Ardila. Mr. Ardila is retired. Mr. Ardila has served on the Board of Directors of the Company since May 2022, including as Chair of the Board until January 2023. He also serves as a member of the Board of Directors of GS BDC and serves as Chair of the Board of Directors of SCH, GS PMMC II and PS BDC. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as chairperson of the Finance Committee, a member of the Audit Committee, and a member of the Governance and Nominations Committee. He also serves as the chairperson of the Board of Directors of Nexa Resources S.A., a mining company, and a member of the Board of Directors of Grupo Energía Bogotá, an electric utility company. Previously, he was a member of the Board of Directors of Ola Electric Mobility, an electric vehicle manufacturer, from 2019 to 2023 and was also a member of the Board of Directors of Ecopetrol, an integrated oil company, where he served as chair of the Audit Committee and a member of the Business Committee and the Corporate Governance and Sustainability Committee, from 2016 to 2019. Mr. Ardila also worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as executive vice president of the company and president of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Carlos E. Evans. Mr. Evans is retired. Mr. Evans has served on the Board of Directors of the Company since May 2022. He also serves on the Board of Directors of GS BDC and West Bay, including as Chair of the

Board of Directors of West Bay. Mr. Evans is currently chairperson of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as a member of the Compensation/Governance Committee and as chairperson of the Executive Committee. He previously served as chairman of the Compensation/Governance Committee of Highwoods Properties, Inc. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairperson emeritus of the board of Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. He also previously served on the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services. Based on the foregoing, Mr. Evans is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Richard A. Mark. Mr. Mark is retired. Mr. Mark has served on the Board of Directors of the Company since May 2022. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. He also serves on the Board of Directors and as the chair of the audit committee of GS BDC, GS PMMC II, SCH, PS BDC and West Bay. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since November 2020, Mr. Mark has served on the Board of Directors of Viatris Inc. (“Viatris”), a global pharmaceuticals company. Prior to the closing of the transaction that combined Mylan N.V. and Pfizer Inc.’s off-patent branded and generic established medicines business, which resulted in the formation of Viatris, Mr. Mark served on the Board of Directors of Mylan N.V. from June 2019 until November 2020. Mr. Mark also served from July 2015 until August 2016 as chairperson of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Since December 2021, Mr. Mark has served on the Board of Directors of the Home Centered Care Institute, a nonprofit organization focused on scaling home-based primary care. From May 2016 to December 2021, Mr. Mark served as a director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Susan B. McGee. Ms. McGee is retired. Ms. McGee has served on the Board of Directors of the Company since May 2022. She also serves on the Board of Directors of GS BDC, SCH, GS PMMC II and PS BDC. On March 15, 2026, Ms. McGee notified the Boards of Directors of the Company, GS BDC, SCH, GS PMMC II and PS BDC that she intends to resign from the Boards and all committees thereof effective as of the close of business on March 31, 2026. Ms. McGee also serves on the Board of Directors for ETTL Engineers and Consultants Inc. and HIVE Digital Technologies Ltd. Ms. McGee formerly served as a director for Nobul Corporation, a digital real estate company, from 2019 to 2022. Ms. McGee worked for 26 years at U.S. Global Investors, Inc., an investment management firm, until June 2018, during which time she held several senior management positions, including president, general counsel and chief compliance officer. She was also involved in the governance of the U.S. Global Investors Funds, serving as vice president until June 2018. In addition, Ms. McGee formerly served on the Board of Governors of the Investment Company Institute and as chairperson of the Investment Company Institute Small Funds Committee until June 2018. She is also a member of the Board of Directors of the San Antonio Sports Foundation, a not-for-profit organization. Based on the foregoing, Ms. McGee is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.

Executive Officers Who Are Not Directors

Vivek J. Bantwal. Mr. Bantwal is the Co-Chief Executive Officer of the Company and has served in such capacity since August 2025. Mr. Bantwal is also the Co-Chief Executive Officer of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. Mr. Bantwal is global co-head of Private Credit within GSAM. He joined Goldman Sachs in 1999, was named managing director in 2007, and partner in 2012. Mr. Bantwal serves as a member of the Firmwide Management Committee, Private Credit Investment Committee, Investment Grade Private Credit and Asset Finance Investment Committee, and the Firmwide Conduct Committee. He previously held the role of Global Head of the Financing Group within Investment Banking and co-chaired the Firmwide Capital Committee. Before that, he was Chief Operating Officer of the Global Markets Division. Earlier in his career, Mr. Bantwal co-headed the Americas Credit Finance Group, where he managed the firm’s Leveraged Finance and Structured Finance businesses. Mr. Bantwal also contributes to several organizations, including serving on the Undergraduate Executive Board of the Wharton School at the University of Pennsylvania, the Leadership Council of the Mindich Child Health and Development Institute at Mount Sinai, and the board of the American India Foundation. Mr. Bantwal earned a BS in Economics from the Wharton School of the University of Pennsylvania.

David D. Miller. Mr. Miller is the Co-Chief Executive Officer of the Company and has served in such capacity since May 2022. Mr. Miller is also the Co-Chief Executive Officer of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. Mr. Miller is head of the GSAM Private Credit Direct Lending Team in the Americas. He joined Goldman Sachs in 2004, named managing director in 2012, and partner in 2014. He has spent his nearly 30-year career as an investor in middle market companies and has originated billions of dollars in commitments across all industries to companies in various stages of the lifecycle. Mr. Miller serves as a member of the Private Credit Investment Committee. In 2004, he co-founded Goldman Sachs’s middle market origination effort investing primarily firm capital and has led that business since 2013. Prior to joining Goldman Sachs in 2004, Mr. Miller was senior vice president of originations for GE Capital, where he was responsible for structuring and originating loans in the media and telecommunications sectors. Previously, Mr. Miller was a director at SunTrust Bank, responsible for originating and managing a portfolio of middle market loans. Mr. Miller earned a BS from Auburn University.

Tucker E. Greene. Mr. Greene is the President and Chief Operating Officer of the Company and has served in such capacities since August 2025 and June 2023, respectively. Mr. Greene is also the President and Chief Operating Officer of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. Mr. Greene previously served as a Vice President of the Company, GS BDC, SCH, GS PMMC II, and PS BDC. He is also a managing director in the GSAM Private Credit Team, and a senior portfolio manager focused on fund management. Prior to his current role, Mr. Greene was a senior originator and underwriter in the GSAM Private Credit Team. Mr. Greene joined Goldman Sachs in 2004 in the Specialty Lending Group, primarily investing firm capital in directly originated middle market loans. Prior to joining Goldman Sachs, Mr. Greene worked at GE Capital, focusing on underwriting loans in the media and telecommunications sector. Mr. Greene was named managing director in 2021. Mr. Greene earned a BS and MBA from Vanderbilt University.

Stanley Matuszewski. Mr. Matuszewski is the Chief Financial Officer and Treasurer of the Company and has served in such capacity since November 2023. Mr. Matuszewski also is the Chief Financial Officer and Treasurer of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. He is also a managing director in the GSAM Private Credit Team. Prior to his current role, he managed the Business Development Companies Asset Management Product Controllers team, which is responsible for valuation oversight. Prior to joining Goldman Sachs in 2013, he worked at Morgan Stanley in the Valuation Review Group. Mr. Matuszewski was named managing director in 2025.

Stephanie L. Rader. Ms. Rader is the Executive Vice President and Head of Business Development of the Company and has served in such capacity since May 2022. Ms. Rader is global co-head of Alternatives Capital Formation within GSAM, with responsibility for capital raising, product strategy, research and investor relations across private equity, private credit, real estate, infrastructure, sustainability and hedge funds/liquid alternatives.

Before this, she was the Global Head of Private Credit Client Solutions for Goldman Sachs Asset Management. Prior to that, Ms. Rader led Distressed and Bank Loan Sales within Global Markets. She is a member of the Asset and Wealth Management New Activity Committee, Private Credit Investment Committee, and Asset and Wealth Management Inclusion and Diversity Council. She also serves on the Board of Trustees of The Association of Community Employment Program for Homeless in New York City. Ms. Rader joined Goldman Sachs in 2004 and was named managing director in 2015 and partner in 2018. Ms. Rader earned a BA in Public Policy and a BA in Economics from Duke University.

John Lanza. Mr. Lanza is the Principal Accounting Officer of the Company and has served in such capacity since November 2023. Mr. Lanza is also the Principal Accounting Officer of GS BDC, SCH, GS PMMC II and PS BDC. Mr. Lanza has held several positions with GSAM. Mr. Lanza currently manages the Business Development Companies and Direct Hedge Funds Asset Management Fund Controllers teams, which are responsible for accounting and financial reporting oversight. He previously served as the head of Operational Risk and Governance in the Consumer and Wealth Management Division. Prior to that, Mr. Lanza was the global head of Regulatory Reform and Control Oversight and before that he managed the GSAM Alternative Investments Global Fund Services Group.

Caroline Kraus. Ms. Kraus is the Chief Legal Officer and Secretary of the Company and has served in such capacity since August 2022. Ms. Kraus is also a managing director and senior counsel at GSAM and the Chief Legal Officer and Secretary of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay, as well as various other Goldman Sachs funds. Ms. Kraus joined Goldman Sachs in 2006. Prior to joining Goldman Sachs, she was an associate at Weil, Gotshal & Manges, LLP.

Julien Yoo. Ms. Yoo is the Chief Compliance Officer of the Company and has served in such capacity since May 2022. Ms. Yoo is also the managing director of GSAM Compliance, head of the U.S. Regulatory Compliance team within GSAM Compliance, and Chief Compliance Officer of GS BDC, SCH, GS PMMC II, PS BDC and West Bay. Ms. Yoo joined Goldman Sachs in 2013. Prior to joining Goldman Sachs, Ms. Yoo was a vice president in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

Justin Betzen. Mr. Betzen is a Vice President of the Company and has served in such capacity since August 2022. Mr. Betzen is also a Vice President of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. He is also a managing director and senior underwriter in GSAM Private Credit in the Americas. Mr. Betzen initially joined Goldman Sachs in 2006 as an associate and rejoined the firm as a vice president in 2013. He was named managing director in 2019. Prior to rejoining the firm, Mr. Betzen worked at Newstone Capital Partners and was focused on second lien, mezzanine and minority equity investing. Prior to initially joining Goldman Sachs, he worked at JPMorgan Chase in the Technology Corporate Banking Group and was focused on software, services and payments companies.

Greg D. Watts. Mr. Watts is a Vice President of the Company and has served in such capacity since August 2022. Mr. Watts is also a Vice President of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. He also serves as head of underwriting and portfolio management for the GSAM Private Credit Direct Lending Team in Americas. He has spent greater than 20 years as a credit investor in middle market companies and has overseen billions of dollars of investments from origination to exit as well as a significant amount of experience in workouts and restructurings. Mr. Watts is a member of the Private Credit Investment Committee. Mr. Watts joined Goldman Sachs in 2007 and was named managing director in 2015 and partner in 2022. Prior to joining Goldman Sachs, Mr. Watts spent five years with GE Capital’s Technology, Media and Telecom Finance Group as a senior vice president and risk team leader in underwriting and portfolio management. Before working at GE Capital, Mr. Watts was an associate at Investcorp International after beginning his career as an investment banking analyst in Salomon Smith Barney’s Mergers and Acquisitions Group. He earned a BBA in Finance from the University of Georgia.

Jennifer Yang. Ms. Yang is a Vice President of the Company and has served in such capacity since August 2022. Ms. Yang is also a Vice President of GS BDC, SCH, GS PMMC II, PS BDC, and West Bay. She is also a managing director in Credit Alternatives within GSAM, with oversight of Healthcare. She is responsible for leading and managing the healthcare investment strategy and portfolio. Ms. Yang joined Goldman Sachs in 2018 as a vice president and was named managing director in 2021. Prior to joining Goldman Sachs, Ms. Yang was an executive director at Varagon Capital Partners, where she was responsible for structuring, executing and managing credit investments in the healthcare sector. Previously, she was a vice president at Fifth Street Asset Management, focused on healthcare deal execution.

Matthew Carter. Mr. Carter is a Vice President of the Company and has served in such capacity since February 2025. Mr. Carter is also a Vice President of GS BDC, SCH, GS PMMC II, PS BDC and West Bay. Mr. Carter is a managing director and senior underwriter in Private Credit within Asset & Wealth Management at Goldman Sachs. He leads workout and restructuring activities for the U.S. direct lending business. Mr. Carter joined Goldman Sachs in 2014 as an associate in the Specialty Lending Group within the Special Situations Group and was named managing director in 2023. Prior to joining Goldman Sachs, Mr. Carter worked in the Investment Banking Division at Barclays Capital for five years and started his career in the Private Fund Investments Group at Lehman Brothers.

Compensation of Executive Officers

None of our executive officers are currently compensated by us. We do not currently have any employees. Our day-to-day operations are managed by the Investment Adviser.

Compensation of Directors

For the fiscal year ended December 31, 2025, each Independent Director was compensated with a $100,000 annual fee (or $50,000 upon the Company’s NAV being less than $1,500,000,000) for his or her services as Director. In addition, the Chair earns an additional annual fee of $25,000 (or $12,500 upon the Company’s NAV being less than $1,500,000,000), and the director designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K, earns an additional annual fee of $15,000 (or $7,500 upon the Company’s NAV being less than $1,500,000,000) for his or her additional services in such capacity. The Independent Directors are also reimbursed for travel and other reasonable expenses incurred in connection with attending meetings. No compensation will be paid to directors who are “interested persons,” as that term is defined in the Investment Company Act.

In addition, we purchase liability insurance on behalf of our Directors. We may also pay the incidental costs of a Director to attend training or other types of conferences relating to the business development company (“BDC”) industry.

	Total Compensation From the Company(1)	Total Compensation From the Goldman Sachs Fund Complex(2)
Interested Director
Kaysie Uniacke(3)	—	—
Independent Directors
Jaime Ardila	$100,000	$485,000
Carlos E. Evans	$100,000	$362,826
Timothy J. Leach(4)	$125,000	$403,391
Richard A. Mark(5)	$115,000	$395,652
Susan B. McGee(6)	$100,000	$415,000
Former Independent Directors
Ross J. Kari(7)	$100,000	$443,000

(1)

The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2025. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

(2)

Reflects compensation earned during the year ended December 31, 2025. For purposes of this table, the Goldman Sachs Fund Complex includes the Company, GS BDC, SCH, GS PMMC II, PS BDC, West Bay, and Goldman Sachs Middle Market Lending Corp. II (prior to its merger into the Company).

(3)	Kaysie Uniacke is an interested director and, as such, does not receive compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Includes compensation as Chair.
(5)	Includes compensation as “audit committee financial expert.”
(6)

On March 15, 2026, Ms. McGee notified the Board of Directors of the Company that she intends to resign from the Board and all committees thereof effective as of the close of business on March 31, 2026.

(7)	Mr. Kari retired from the Board of Directors and all committees thereof, effective as of the close of business on December 31, 2025.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. serves as our investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

The portfolio managers primarily responsible for the day-to-day management of the Company are Vivek Bantwal and David Miller, Co-Chief Executive Officers of the Company.

The Goldman Sachs Asset Management Private Credit Team is dedicated to the direct origination investment strategy of the Company and other Accounts that share a similar investment strategy with us. The Goldman Sachs Asset Management Private Credit Team is comprised of more than 250 investment professionals across 15 cities and five continents as of December 31, 2025. Within the Goldman Sachs Asset Management Private Credit Team, approximately 80+ private credit investment professionals across five offices in the Americas led by David Miller, our Co-Chief Executive Officer, oversee and lead our day-to-day portfolio management. The Goldman Sachs Asset Management Private Credit Team is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, and negotiating, structuring, monitoring, and servicing our investments. In addition, the Investment Adviser and Goldman Sachs have risk management, legal, accounting, tax, information technology and compliance personnel, among other personnel, who provide services to us. The Investment Adviser, including the Goldman Sachs Asset Management Private Credit Team, may retain additional investment personnel in the future based upon its needs.

The portfolio managers primarily responsible for the day-to-day management of the Company also manage certain other registered investment companies, other pooled investment vehicles, including BDCs, and other accounts. See “Management of the Company—Executive Officers Who Are Not Directors.”

The table below shows the dollar range of Shares owned by the portfolio managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)
Vivek Bantwal	$ $	500,001 - 1,000,000
David Miller	$ $	100,001 - 500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage certain other registered investment companies, other pooled investment vehicles, including BDCs, and other accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance. See “Management of the Company – Executive Officers Who Are Not Directors.”

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ millions)
Vivek Bantwal
Registered Investment companies(1)	6	$28,514	6	$26,660
Other pooled investment vehicles(1):	4	$2,056	—	$—
Other accounts(2)	93	$115,889	58	$71,780
David Miller
Registered Investment companies(1)	6	$28,514	6	$26,660
Other pooled investment vehicles(1):	4	$2,056	—	$—
Other accounts(2)	71	$27,457	52	$20,843

(1)	As of December 31, 2025.
(2)	As of September 30, 2025.

The Investment Adviser

Private Credit Investment Committee

All investment decisions are made by the investment committee of the Goldman Sachs Asset Management Private Credit Team (the “Private Credit Investment Committee”). As of December 31, 2025, the Private Credit Investment Committee consists of the following members: James Reynolds, Vivek Bantwal, Patrick Armstrong, Amitayush Bahri, Steven Budig, Kevin Sterling, Stephanie L. Rader, David Miller, Greg D. Watts, and Moritz Jobke, along with members from Goldman Sachs’ Compliance, Legal, Tax and Controllers groups. The Private Credit Investment Committee is responsible for approving all of our investments. The Private Credit Investment Committee also monitors investments in our portfolio and approves all asset dispositions. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Private Credit Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. The size, membership, authority and voting rights of members of the Private Credit Investment Committee are subject to change from time to time without prior notice.

The purpose of our Private Credit Investment Committee is to evaluate and approve, as deemed appropriate, all investments by our Investment Adviser. Our Private Credit Investment Committee process is intended to bring the diverse experience and perspectives of our Private Credit Investment Committee’s members to the analysis and consideration of every investment. Our Private Credit Investment Committee also serves to provide investment consistency and adherence to our Investment Adviser’s investment philosophies and policies. Our Private Credit Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

High Yield and Bank Loan Team

Investment decisions related to more liquid credit investments, such as broadly syndicated loans and other fixed-income securities, will be made by the GSAM High Yield and Bank Loan Team within the GSAM Global Fixed Income and Liquidity Solutions Team.

The High Yield and Bank Loan team currently is comprised of approximately 38 dedicated professionals across the High Yield, Bank Loans and Opportunistic Credit asset classes. In managing our more liquid credit investments, the High Yield and Bank Loan team will employ the broad resources and expertise of the whole

GSAM Global Fixed Income and Liquidity Solutions Team, which in total comprises over 390 professionals located across Bengaluru, Burlington, Hong Kong, London, New York, Salt Lake City, Singapore, The Hague and Tokyo, as of December 31, 2025.

The investment culture of the High Yield and Bank Loan team encourages strong dialogue and debate among research analysts, traders and portfolio managers, resulting in a research-intensive process where each team member feels accountable for the strategy’s performance. The investment decisions of the High Yield and Bank Loan team are supported by the Fixed Income Strategy Group (the “FISG”), which comprises the senior members of the GSAM Global Fixed Income and Liquidity Solutions Team. The FISG provides direction, context and oversight for the team to work within. The FISG will consider global growth, inflation, interest rates amongst other inputs to deliver a macro backdrop for the investment strategy teams. The FISG’s members average over 23 years of experience and more than 13 years at GSAM as of December 31, 2025.

The Goldman Sachs Asset Management Private Credit Team and the Goldman Sachs Asset Management High Yield and Bank Loan Team are subject to information barriers established by Goldman Sachs. As a result, each team will at times be restricted from sharing with one another certain information relating to their portfolio holdings and investment process.

None of the members of the Private Credit Investment Committee or the High Yield and Bank Loan team receive any direct compensation from us.

Members of the Private Credit Investment Committee Who Are Not Our Directors or Executive Officers

Set forth below are biographies of the investment professionals on the Private Credit Investment Committee who are not our directors or executive officers.

James H. Reynolds. Mr. Reynolds is global co-head of Private Credit within GSAM. He joined Goldman Sachs in 2000, was named managing director in 2007 and partner in 2010. He is a member of the Goldman Sachs Firmwide Management Committee. Mr. Reynolds also serves as the co-chair of the Private Credit Investment Committee and the Investment Grade Private Credit and Asset Finance Investment Committee. Additionally, he serves as a member of the, Partnership Committee, European Management Committee, and the EMEA Inclusion and Diversity Committee. He also serves as Chief Executive Officer of Goldman Sachs Asset Management International. Mr. Reynolds is a trustee of Greenhouse Sports and serves as a member of the Corporation Development Committee of the Massachusetts Institute of Technology. Mr. Reynolds earned a B.S. from the École Nationale des Ponts et Chaussées and an MSc. from the Massachusetts Institute of Technology.

Patrick R. Armstrong. Mr. Armstrong is a partner in Private Credit within GSAM, serving as head of the Hybrid Capital team for the Americas. He joined Goldman Sachs in 2010, was named managing director in 2019, and partner in 2024. He serves as a member of the Private Credit Investment Committee. Before assuming his current role, Mr. Armstrong was a member of the Restructuring Group within the Investment Banking Division. Prior to joining the firm, he worked as a consultant in transaction advisory services at Ernst & Young. Mr. Armstrong earned a BBA from the University of Michigan.

Amitayush Bahri. Mr. Bahri is a partner in Private Credit within GSAM, where he co-heads the European Direct Lending business and leads the Large Cap Mezzanine and Senior Loans business in Europe. He joined Goldman Sachs in 2006, was named managing director in 2017, and partner in 2024. Mr. Bahri serves as a member of the Private Credit Investment Committee. Mr. Bahri earned a BTech from the Indian Institute of Technology—Delhi and a master’s degree in management from the Indian Institute of Management—Bangalore.

Steven H. Budig. Mr. Budig is a partner and senior investment professional in Private Credit within GSAM, where he heads Direct Lending Americas origination. He joined Goldman Sachs in 2009, was named managing director in 2019, and partner in 2024. He serves as a member of the Private Credit Investment Committee. Prior to this role, he was a member of the Investment Banking Division. Mr. Budig earned a B.S. in Finance from Miami University.

Kevin M. Sterling. Mr. Sterling is global head of Investment Grade Private Credit and Asset Finance within GSAM. He joined Goldman Sachs in 1998, was named managing director in 2006 and became a partner in 2014. Previously, he was global co-head of GSAM Private Credit. He serves as co-chair of the Investment Grade Private Credit and Asset Finance Investment Committee and is a member of the Private Credit Investment Committee. In addition, Mr. Sterling is a member of the Firmwide Risk Council. Prior to his current position, Mr. Sterling dedicated 24 years to Goldman Sachs’ Investment Banking Division. During his tenure, he led Americas Leveraged Finance, co-chaired the Firmwide Capital Committee, and served as a member of both the Firmwide Risk Council and Investment Banking Division Risk Council. Mr. Sterling earned a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Moritz Jobke. Mr. Jobke is a partner in Private Credit within GSAM, serving as head of the Hybrid Capital team in Europe. He joined Goldman Sachs in 2007, was named managing director in 2015, and became a partner in 2022. He serves as a member of the Private Credit Investment Committee and EMEA Conduct Committee. Previously, Mr. Jobke was co-head of European multi-strategy investing in the Merchant Banking Division. Before joining the firm, he worked at McKinsey & Company in Germany. Mr. Jobke received a lic.oec. in Finance, Accounting and Controlling from the University of St. Gallen and an MBA from Harvard Business School, where he was a Baker Scholar.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Please refer to “Item 13. Certain Relationships and Related Party Transactions, and Director Independence” in our most recent annual report on Form 10-K, which is incorporated by reference into this prospectus, for information relating to our related party transactions.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Company

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, means, collectively, GS Group Inc., the Investment Adviser and their affiliates, directors, partners, managers, members, officers and employees) is a global, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Company may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Company, may affect the Company in ways that may disadvantage or restrict the Company and/or benefit Goldman Sachs or other Accounts. In managing conflicts of interest that may arise as a result of the foregoing, GSAM generally will be subject to fiduciary requirements.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with or on behalf of the Company. The conflicts herein do not purport to be a complete list or explanation of the conflicts or potential conflicts associated with the financial or other interests the Company or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to investors or prospective investors upon request.

Other Activities of Goldman Sachs, the Sale of the Company’s Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Company). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Company, and including without limitation, placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Company. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Company in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Company.

To the extent permitted by applicable law, the Company and Goldman Sachs may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Company. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Company.

Allocation of Investment Opportunities

Our investment objectives and investment strategies are similar to those of other Accounts, and an investment opportunity appropriate for us may also be appropriate for such other Accounts (which may include proprietary accounts of Goldman Sachs). This creates potential conflicts in allocating investment opportunities among us and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by us and such other Accounts are not permitted under applicable law. To address these and other potential conflicts, a selection of which are outlined below, our Investment Adviser has developed allocation policies and procedures that provide that personnel of our Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases such allocations may reflect numerous other factors as described below. There will be cases where certain Accounts receive an allocation of an investment opportunity when we do not, and vice versa.

In some cases, due to information barriers that may be in place, other Accounts may compete with us for specific investment opportunities without being aware that we are competing against each other. Goldman Sachs has a conflicts system in place in addition to these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict with respect to a particular investment opportunity, such investment opportunity will be assessed to determine whether it must be allocated to, or prohibited from being allocated to, a particular Account.

Personnel of our Investment Adviser involved in decision-making for Accounts may make allocation-related decisions in accordance with the Investment Adviser’s allocation policies and procedures for us and for other Accounts by reference to one or more factors, including but not limited to: the date of inception of the Company or applicable Account; the strategy, objectives, guidelines and restrictions (including legal and regulatory restrictions) of potentially in-scope Accounts, as well as those Accounts’ current portfolios and investment horizons; strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the risk profile of the investment; the expected future capacity of the potentially in-scope Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. The Investment Adviser may also consider reputational matters and other factors. The application of these considerations may cause differences in the portfolios and performance of different Accounts that have similar strategies. In addition, in some cases our Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of our Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including us), irrespective of our Investment Adviser’s policies regarding allocation of investments. Additional information about our Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-Based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of our Investment Adviser’s Form ADV.

Our Investment Adviser, including the Goldman Sachs Asset Management Private Credit Team, may develop and implement new trading strategies or seek to participate in new investment opportunities and strategies. These opportunities and strategies may not be employed in all Accounts even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, our Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

We may or may not receive opportunities referred by Goldman Sachs businesses and affiliates, but in no event do we have any rights with respect to such opportunities. Subject to applicable law, including the Investment Company Act, such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, certain investors, or such other persons or entities as determined by Goldman Sachs in its sole discretion. We will have no rights and will not receive any compensation related to such opportunities. Certain of such opportunities may be referred to us by employees or other personnel of Goldman Sachs, or by third parties. If we invest in any such opportunities, Goldman Sachs or such third parties may be entitled, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the Investment Company Act, to receive compensation from us or from the borrowers in connection with such investments. Any compensation we pay in connection with such referrals will be an operating expense and will accordingly be borne by us (and will not serve to offset any Management Fee or Incentive Fee payable to the Investment Adviser).

In connection with certain of our investments, the Investment Adviser may determine that the appropriate amount to allocate to us and other Accounts may be less than the full amount of the investment opportunity, due to considerations related to, among other things, diversification, portfolio management, leverage management, investment profile, risk tolerance or other exposure guidelines or limitations, cash flow or other considerations. In such situations, “excess amounts” that can be allocated may be offered to other persons or entities. Subject to applicable law, such opportunities may be structured as an investment alongside us or as a purchase of a portion of the investment from us (through a syndication, participation or otherwise).

In all cases, subject to applicable law, our Investment Adviser has broad discretion in determining to whom and in what relative amounts to offer such opportunities, and factors our Investment Adviser may take into account, in its sole discretion, include whether such potential recipient is able to assist or provide a benefit to us in connection with the potential transaction or otherwise, whether our Investment Adviser believes the potential recipient is able to execute a transaction quickly, whether the potential recipient is expected to provide expertise or other advantages in connection with a particular investment, whether our Investment Adviser is aware of such potential recipient’s expertise or interest in these types of opportunities generally or in a subset of such opportunities or, the potential recipient’s target investment sizing. Recipients of these opportunities may, in accordance with applicable law, include one or more of our investors, one or more investors in other funds managed by the Goldman Sachs Asset Management Private Credit Team, clients or potential clients of Goldman Sachs, or funds or Accounts established for any such persons. These opportunities may give rise to potential conflicts of interest. These opportunities will be offered to the recipients thereof on such terms as our Investment Adviser determines in its sole discretion, subject to applicable law, including on a no-fee basis or at prices higher or lower than those paid by us. As a result of these and other reasons, returns with respect to an opportunity may exceed investors’ returns with respect to our investment in the same opportunity.

Transactions with affiliates. We are prohibited under the Investment Company Act from participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be an affiliate of the Company for purposes of the Investment Company Act, and we are generally prohibited from buying or selling any assets from or to, or entering into, certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Company or the Investment Adviser, are also considered to be our affiliates under the Investment Company Act, and we are generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Co-Investments Alongside Goldman Sachs and Other Accounts, and the Relief. Subject to applicable law, we may invest alongside Goldman Sachs and other Accounts. The staff of the SEC has issued no-action relief permitting us to purchase a single class of privately placed securities alongside Goldman Sachs and other Account, provided that the Investment Adviser negotiates no term other than price and certain other conditions are met. In certain circumstances, we and such certain other client accounts managed by our Investment Adviser (collectively with us, the “Accounts”, which may include proprietary accounts of Goldman Sachs) can make negotiated co-investments pursuant to an exemptive order from the SEC permitting us to do so. On May 21, 2025, the SEC granted the exemptive relief (the “Relief”) to the Investment Adviser, the BDCs advised by the Investment Adviser, and certain other affiliated applicants, which superseded the prior co-investment exemptive relief received on November 16, 2022, as amended on June 25, 2024 (the “Prior Relief”). If the Investment

Adviser forms other funds in the future, we may co-invest alongside such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. Any such co-investments are subject to the applicable conditions of the Relief. Under the Relief, expenses of a single Account will be covered by that Account alone if those expenses were incurred solely by that Account due to its unique circumstances, such as legal and compliance expenses. Any such co-investments are subject to certain conditions, including that the co-investments are made in a manner consistent with our investment objectives and strategies, certain Board-established criteria, and the other applicable conditions of the Relief. Under the terms of the Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our Independent Directors must make certain conclusions in connection with certain co-investment transactions, including co-investment transactions in which an affiliate of ours is an existing investor in the portfolio company, non-pro rata incremental investments and non-pro rata dispositions of investments, and the Board is required to maintain oversight of our participation in the co-investment program. As a result of the Relief, there could be significant overlap in our investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.

If the Investment Adviser identifies an investment and we are unable to rely on the Relief for that particular opportunity, the Investment Adviser will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, the Investment Adviser will adhere to its investment allocation policy in order to determine the Account to which to allocate investment opportunities. Accordingly, it is possible that we may not be given the opportunity to participate in investments made by other Accounts.

We may invest alongside other Accounts advised by our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, we may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of its other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of our Investment Adviser.

For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “Item 1A. Risk Factors—Risks Relating to Our Business and Structure—Potential conflicts of interest with other businesses of Goldman Sachs could impact our investment returns” in our annual report on Form 10-K, which is incorporated by reference into this prospectus.

Expenses are generally allocated to Accounts (including the Company) based on whose behalf the expenses are incurred. Where the Company and one or more other Accounts participate in a particular investment or collectively incur other expenses, the Investment Adviser generally allocates investment-related and other expenses in a manner the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

We and other Accounts may contract for and incur expenses in connection with certain services provided by third parties, including valuation agents, rating agencies, attorneys, accountants and other professional service providers, while other Accounts that did not contract for such services may not incur such expenses even though they directly or indirectly receive benefit from such services. For example, the work of valuation firms retained by the Company at the request of our Board benefit certain Accounts that invest in the same assets as the Company, but because such other Accounts did not request such services, they are not allocated any costs associated therewith. While it is generally expected that the Accounts requesting third party services will bear the full expense associated therewith, GSAM may in its sole discretion determine to bear the portion of such expenses that would be allocable to the non-requesting Accounts had such Accounts requested the services.

Allocation of Personnel, Services and/or Resources.

Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs. As a result, the other obligations of these individuals could conflict with their responsibilities to us. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be appropriate for the Company.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Our Shares or Favor Other Accounts.

The Investment Adviser receives performance-based compensation in respect of its investment management activities on the Company’s behalf, which rewards the Investment Adviser for positive performance of the Company’s investment portfolio. As a result, the Investment Adviser may make investments for the Company that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, the Investment Adviser may simultaneously manage other Accounts for which the Investment Adviser may be entitled to receive greater fees or other compensation (as a percentage of performance or otherwise) than it receives in respect of us. In addition, subject to applicable law, Goldman Sachs may invest in other Accounts, and such investments may constitute all or substantial percentages of such other Accounts’ outstanding equity interests. Therefore, the Investment Adviser may have an incentive to favor such other Accounts over us. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which investment opportunities will be allocated in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Company may differ from, and performance may be different than, the investments and performance of other Accounts.

Management of the Company by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Company with the benefit of information held by such other areas. Such other areas will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Company or acquire certain positions on the Company’s behalf, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Company. There may be circumstances in which, as a result of information held by certain of the Investment Adviser’s portfolio management teams, the Investment Adviser limits an activity or a transaction for the Company, including if the team holding such information is not managing the Company. In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Company. Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than with respect, or adverse, to the Company. Such teams may not share information with the Company’s portfolio management team, including as a result of certain information barriers and other policies and will not have any obligation to do so.

Valuation and Accounting Treatment of the Company’s Investments

The Investment Adviser serves as the Board appointed Valuation Designee and in such capacity is primarily responsible for the valuation of the Company’s assets, subject to the oversight of the Board, in accordance with Rule 2a-5 under the Investment Company Act. As the Valuation Designee, the Investment Adviser values the Company’s securities and assets according to valuation procedures adopted by it and approved by the Board, and may value an identical asset differently than Goldman Sachs, another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information or uses valuation techniques and models that it does not share with, or that are different from those of, the Investment Adviser or the Company. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation.

These valuation differences for the same asset can result in significant differences in the treatment of such asset by the Investment Adviser, Goldman Sachs, and other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on nonaccrual status and/or in default).

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser’s decisions and actions on behalf of the Company may differ from those on behalf of other Accounts (which may include proprietary accounts of Goldman Sachs). Advice given to, or investment or voting decisions made for, one or more Accounts, may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment or voting decisions made for the Company.

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation, in its capacity as an investment banker, market maker, financier, lender, investor, prime broker, futures commission merchant, derivatives dealer, adviser, counterparty, agent, principal and research provider, may have potential adverse effects on the Company. Goldman Sachs, the clients it advises, and its personnel have interests in and advise accounts which have investment objectives or portfolios similar to, related to or opposed to those of the Company.

Goldman Sachs (including GSAM), the clients it advises, and its personnel have interests in and advise client accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Company. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such accounts than it does from the Company. In addition, Goldman Sachs (including GSAM), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities and other instruments, as the Company. Decisions and actions of the Investment Adviser on behalf of the Company may differ from those by Goldman Sachs (including the Investment Adviser) on behalf of other accounts. Advice given to, or investment or voting decisions made for, the Company may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other accounts. Transactions by, advice to and activities of such accounts may involve the same or related companies, securities or other assets or instruments as those in which the Company invests, and such accounts may engage in a strategy while the Company is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Company (including its ability to engage in a transaction or other activities) or the prices or terms at which the Company’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an account that is considering entering into a transaction with the Company, and Goldman Sachs may advise the account not to pursue the transaction with the Company, or otherwise in connection with a potential transaction provide advice to the account that would be adverse to the Company. Additionally, the Company may buy a security and Goldman Sachs may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Company holds or may be designed to profit from a decline in the price of the security. The Company could similarly be adversely impacted if it establishes a short position, following which Goldman Sachs takes a long position in the same security or in similar securities. To the extent the Company engages in transactions in the same or similar types of securities or other investments as other accounts, the Company and other accounts may compete for such transactions or investments, and transactions or investments by such other accounts may negatively affect the investments of the Company (including the ability of the Company to engage in such a transaction or investment or other activities), or the price or terms at which the Company’s transactions or investments or other activities may be effected. Moreover, Goldman Sachs or accounts, on the one hand, and the Company, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Company.

Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, market maker, financier, lender, investor, prime broker, futures commission merchant, derivatives dealer, adviser, counterparty, agent, principal or research provider, or in other capacities, may advise on transactions, may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the Company’s interests and activities. Stockholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including GS & Co. and GSAM). Different advisory businesses within Goldman Sachs manage client accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain portfolio management teams may have differing or opposite investment views in respect of an issuer or a security, and the actions the Company’s portfolio management team takes in respect of the Company’s investments may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other portfolio management teams of the Investment Adviser. Research analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Company any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on the Company’s behalf, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other client accounts. Goldman Sachs may, on behalf of other client accounts and in accordance with its management of such accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Company. The relative timing for the implementation of investment decisions or strategies among other accounts and the Company may disadvantage the Company. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Company less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Company to invest in securities, loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or client accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other accounts’ investments in and activities with respect to such companies.

Goldman Sachs may, in its discretion, recommend that the Company have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. The Company may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations and recommendations relating to continuing any such dealings, arrangements or agreements may pose conflicts of interest.

Potential Conflicts Relating to Follow-On Investments

To the extent permitted by law, from time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Company) to make investments in companies in which certain Accounts and/or Goldman Sachs have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Company). Subject to applicable law and the conditions of the Relief, follow-on investment opportunities may be available to the Company notwithstanding that the Company has no existing investment in the issuer, resulting in the assets of the Company potentially providing value to, or otherwise supporting the investments of, other Accounts and/or Goldman Sachs. Accounts (including the Company) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts and/or Goldman Sachs have invested or will invest (subject to applicable law). Conflicts of interest in these and other transactions may arise between Accounts (including the Company) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Company).

Diverse Interests

The various types of investors in and beneficiaries of the Company, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interest in the Company. When considering a potential investment for the Company, the Investment Adviser will generally consider the investment objectives of the Company, not the investment objectives of any particular investor or beneficiary. The Investment Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Company, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Company or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Company expects to engage service providers (including attorneys and consultants) that may also provide services to other Goldman Sachs affiliates. The Investment Adviser intends to select and recommend these service providers to the Board based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs, which may or may not influence the Investment Adviser’s selection of these service providers for the Company. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Company) and the Company, if the Company determines not to engage or continue to engage these service providers. Notwithstanding the foregoing, the selection of service providers for the Company will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Company. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid to these service providers by the Company, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs or other Accounts, on the other hand. Goldman Sachs (including GSAM) may hold investments in companies that provide services to entities in which the Company invests generally, and, subject to applicable law, GSAM may refer or introduce such companies’ services to entities that have issued securities held by the Company.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Company may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. The Investment Adviser expects to waive a portion of its management fee payable by the Company in an amount equal to any management fees it earns as an investment adviser for any affiliated money market funds in which the Company invests (the “Money Market Fund Waiver”). However, the Investment Adviser is not obligated to continue the Money Market Fund Waiver at any time and may in its discretion elect to discontinue the Money Market Fund Waiver in the future. As a result, if the Money Market Fund Waiver is discontinued, there could be “double fees” involved in making an investment in the Company because Goldman Sachs could receive fees with respect to both the Company’s management and such money market fund.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Company in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest and could result in additional expenses for the Company.

Potential Merger with or Asset Sale to Another Fund Managed by GSAM

Our Investment Adviser has in the past recommended and may in the future recommend to the Board of Directors that we merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by our Investment Adviser (including another BDC). We do not expect that our Investment Adviser would recommend any such merger or asset purchase unless it determines that it would be in our best interests, with such determination dependent on factors it deems relevant, which may include historical and projected financial performance of us and any proposed merger partner, portfolio composition, potential synergies from the merger or asset purchase, available alternative options and market conditions. In addition, no such merger or asset sale would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds and/or accounts. If our Investment Adviser is the investment adviser of both funds, various conflicts of interest exist with respect to such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to the Investment Adviser by us and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to our Investment Adviser as a result of managing a single, larger fund or account instead of two separate funds and/or accounts.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Company

Investments in Different Parts of an Issuer’s Capital Structure

When permitted by applicable law, Goldman Sachs or other Accounts, on the one hand, and the Company, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including GSAM) or other Accounts may take actions that adversely affect the Company. In addition, when permitted by applicable law, GSAM may advise other Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Company invests. Goldman Sachs (including GSAM) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Company has invested, and such actions (or refraining from action) may have a material adverse effect on the Company.

For example, in the event that Goldman Sachs (including GSAM) or another Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of the Company in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs

(including GSAM), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Company’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Company’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including GSAM) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including GSAM) or an Account participates, Goldman Sachs (including GSAM) or other Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Company. Alternatively, in situations in which the Company holds a more senior position in the capital structure of an issuer experiencing financial or other difficulties as compared to positions held by other Accounts (which may include those of Goldman Sachs, including GSAM), the Investment Adviser may determine not to pursue actions and remedies that may be available to the Company or particular terms that might be unfavorable to the Accounts holding the less senior position. In addition, in the event that Goldman Sachs (including GSAM) or other Accounts hold voting securities of an issuer in which the Company holds loans, bonds or other credit-related assets or securities, Goldman Sachs (including GSAM) or other Accounts may vote on certain matters in a manner that has an adverse effect on the positions held by the Company. Conversely, Accounts may hold voting securities or credit-related assets of an issuer in which Goldman Sachs (including GSAM) or other Accounts hold credit-related assets or securities, and the Investment Adviser may determine on behalf of the Accounts not to vote in a manner adverse to Goldman Sachs (including GSAM) or the Accounts. These potential issues are examples of conflicts that Goldman Sachs (including GSAM) will face in situations in which the Company and Goldman Sachs (including GSAM) or other Accounts invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including GSAM) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including GSAM) may determine to rely on information barriers between different Goldman Sachs (including GSAM) business units or portfolio management teams. Also, in connection with a conflicted situation regarding the Company, or an Account other than the Company or its own account, Goldman Sachs may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Account. As a result of the various conflicts and related issues described in this paragraph, the Company could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Company’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Cross Transactions

When permitted by applicable law and the Investment Adviser’s and the Company’s policies, the Investment Adviser, acting on behalf of the Company, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Company to engage in transactions in which the Investment Adviser, advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Company on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory restrictions relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Company. Goldman Sachs will have potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions as well as with respect to valuation, pricing and other terms. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. However, we can offer no assurance that such transactions will be effected, or that such transactions will be effected in the manner that is most favorable to the Company as a party to any such transaction. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Company, due to the relative amount of market savings obtained by the Accounts. Cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Company or issuers of debt instruments held by the Company. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Company will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests, or may advise the parties to which it is providing such services to take steps or engage in transactions, that negatively affect the Company. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or declare a default under an agreement with the Company or a portfolio company of the Company, liquidate the Company’s assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Company in a manner that may be adverse to the Company. Goldman Sachs may also derive benefits from providing services to the Company, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs has acted in the past, and is expected to act in the future, as an underwriter, placement agent, dealer or in other capacities in connection with fundraising by the Company. Goldman Sachs has been compensated by the Company for such activities in the past and would be compensated by the Company for any such activities undertaken in the future.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams, including companies in which Accounts have an equity or debt investment, in connection with the sale of those companies or some or all of their assets. Goldman Sachs’ compensation in connection with these engagements may be substantial and is usually based upon sales proceeds and contingent, in substantial part, upon a sale. As a result, in situations where sellers require Goldman Sachs to act exclusively on their behalf, the Company will be precluded in many instances from attempting to acquire securities of the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Account will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through the Company or other Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude the Company from acquiring the relevant securities or assets. Accounts, including the Company, can provide financing to buyers in connection with the buyer’s purchase of securities or assets where Goldman Sachs is acting as adviser to the seller.

Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to the Company or other Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to the Company. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where the Company and/or other Accounts is bidding for the asset. In addition, Accounts may seek to provide acquisition financing to the buyer or one or more other bidders, which could be in competition with Goldman Sachs providing acquisition financing. Moreover, Goldman Sachs may provide financing to the Company in situations where it is also offering financing to one or more other bidders and such other bidders could be in competition with Accounts to provide financing. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including the Company, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including the Company, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite the Investment Adviser and certain Accounts to participate in the investment. Alternatively, the Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest between Goldman Sachs and Accounts, including, for example, the price or terms of any Account investment in company advised by Goldman Sachs. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which the Company and/or other Accounts have an equity or debt investment. The Company may be precluded from selling its investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Company. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Company. There may be circumstances in which the Company is precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Company. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these proceedings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Company may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also refer to “—Management of the Company by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Company” below.

Subject to applicable law, Goldman Sachs or other Accounts may invest in the Company and such investments may constitute all or substantial percentages of the Company’s outstanding equity interests.

To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Company, or with respect to the Company’s underlying securities or assets, or which may be otherwise based on or seek to replicate or hedge the Company’s performance. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Company.

Goldman Sachs may make loans or enter into margin, asset-based or other credit facilities or similar transactions that may be secured by a client’s assets or interests, including the Company’s equity, interests in an Account or assets in which the Company or another Account has an interest. Some of these borrowers may be public or private companies, or founders, officers or stockholders in companies in which the Company (directly or indirectly) invests, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Company. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Company (e.g., if the Company holds the same type of security that is providing the credit support to the borrower Account, such holding may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).

Code of Ethics and Personal Trading

Each of the Company, GSAM, as the Company’s investment adviser, and GS & Co., as principal underwriter, has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act designed to provide that the Company’s directors, personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Company, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Company. Additionally, Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Related Party Transaction Review Policy

The Audit Committee will conduct quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by the Investment Adviser

We have delegated the voting of portfolio securities to our Investment Adviser. For client accounts for which our Investment Adviser has voting discretion, our Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, our Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s stockholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly traded equities, our Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, stockholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various stockholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to assure that it continues to be consistent with our Investment Adviser’s guiding principles. The Guidelines embody the positions and factors our Investment Adviser generally considers important in casting proxy votes.

Our Investment Adviser has retained a third-party proxy voting service (the “Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including operational, recordkeeping, and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is our Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, our Investment Adviser’s portfolio management teams may, on certain proxy votes, seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A portfolio management team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other portfolio management teams that did not seek to override the vote. In forming their views on particular matters, the portfolio management teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. Our Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services our Investment Adviser currently receives from the Proxy Service.

From time to time, our Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect our Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that our Investment Adviser can hold for clients and the nature of our Investment Adviser’s voting in such securities. Our Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the stockholder meeting.

Our Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work-flow improvements and internal due diligence with respect to conflicts of interest.

Our Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing the proxy voting decisions that our Investment Adviser makes on behalf of a client account and to help assure that such decisions are made in accordance with our Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include our Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between our Investment Adviser and other Goldman Sachs’ businesses. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of our Investment Adviser may have the effect of benefitting the interest of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates; provided that our Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by our Investment Adviser based on its assessment of the particular transactions or other matters at issue.

Information regarding how we vote proxies relating to portfolio securities is available upon request by writing to Goldman Sachs Private Credit Corp., Attention: Austin Neri, Investor Relations, 200 West Street, New York, New York 10282.

Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Company

The Investment Adviser may restrict its investment decisions and activities on behalf of the Company in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Company, and Goldman Sachs. The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Company due to Goldman Sachs’ activities outside services provided to the Company and regulatory requirements, policies and reputational risk assessments.

In addition, the Investment Adviser may restrict or limit the amount of the Company’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Company (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or have other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including GSAM, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a strict prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that would have a material dilutive impact on the holdings of the Company in the issuer should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer should a threshold be exceeded; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce the Company’s interest in, or restrict the Company from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Company because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors. In circumstances in which the Company and one or more registered investment funds are permitted under applicable law to make side-by-side investments, Goldman Sachs, acting on behalf of the Company, may be limited in the terms of the transactions that it may negotiate under applicable law. This may have the effect of limiting the ability of the Company from participating in certain transactions or result in terms to the Company that are less favorable than would have otherwise been the case.

The Investment Adviser is not permitted to use material non-public information in effecting purchases and sales in public securities transactions for the Company. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Company, including as a result of information held by Goldman Sachs (including information held by a portfolio management team in GSAM other than the team managing the Company). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which the Investment Adviser invests on behalf of the Company. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) would be limited and/or restricted in its or their ability to trade in the securities of the company.

The Investment Adviser may also limit the activities and transactions engaged in by the Company, and may limit its exercise of rights on the Company’s behalf or in respect of the Company, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or another Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Company, where Goldman Sachs or another Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of the Company or in respect of the Company could affect Goldman Sachs, the Investment Adviser or their activities.

Furthermore, GSAM operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Company may be subject to). Such economic and trade sanctions prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by GSAM of its compliance program in respect thereof, may significantly restrict or limit the Company’s intended investment activities.

In light of the BHCA and the Volcker Rule, the Investment Adviser may be required to, or may choose to, dispose of certain investments on behalf of the Company earlier or at a different time than the Investment Adviser would otherwise have determined to do so (or earlier or at a different time than may be the case for Accounts that are not pooled investment vehicles).

In order to engage in certain transactions on behalf of the Company, the Investment Adviser will also be subject to (or cause the Company to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Company may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Company being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, the Company, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Company, including, but not limited to, investments held by the Company, and the names and percentage interest of beneficial owners thereof, to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Company. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines, including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Company rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.

Pursuant to the BHCA, for so long as GSAM acts as Investment Adviser of the Company or in certain other capacities, the periods during which certain investments may be held are limited. As a result, the Company may be required to dispose of investments at an earlier date than would otherwise have been the case had the BHCA not been applicable. In addition, under the Volcker Rule, the size of Goldman Sachs’ and Goldman Sachs’ personnel’s ownership interest in certain types of funds is limited, and as a result, Goldman Sachs and Goldman Sachs’ personnel may be required to dispose of all or a portion of its investment in the Company, if applicable, including at times that other investors in the Company may not have the opportunity to dispose of their investments in the Company. Any such disposition of Fund interests by Goldman Sachs and Goldman Sachs’ personnel could reduce the alignment of interest of Goldman Sachs with other investors in the Company.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Company’s activities. In addition, to the extent permitted by law, the Investment Adviser may restrict its investment decisions and activities on behalf of the Company and not other Accounts.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Company, their affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “Brokerage and Research Services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. Subject to applicable law, the Investment Adviser may pay for such Brokerage and Research Services with “soft” or commission dollars.

Subject to applicable law, Brokerage and Research Services may be used to service the Company and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the Brokerage and Research Services arrangements. As a result, the Brokerage and Research Services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Company based on the amount of commissions paid by the Company in comparison to such other Accounts. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of Brokerage and Research Services to the commissions associated with a particular Account or group of Accounts.

Since we generally acquire and dispose of investments in privately negotiated transactions, we infrequently use brokers in connection with our investments in directly originated senior secured corporate credit issued by private companies. We may use brokers in connection with the portion of our portfolio that is invested in Liquid Investments, which we expect to be a portion of our overall portfolio. Subject to policies established by our Board, our Investment Adviser is primarily responsible for the execution of the publicly traded securities and Liquid Investments portions of our portfolio transactions and the allocation of brokerage commissions. Our Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Adviser generally seeks reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Adviser may select a broker based partly upon Brokerage and Research Services provided to us, our Investment Adviser and any other Accounts. Such Brokerage and Research Services may include research reports on companies; industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which, subject to applicable law, it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple clients (sometimes referred to as “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders, when subject to applicable law, the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances and subject to applicable law, trades for the Company may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or, if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Company’s relative size order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission. However, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Accounts, elect block trade treatment or net buy and sell orders for the same Account, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades that are not aggregated and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for an Account are not aggregated with other orders, or not netted against orders for the Company or other Accounts, the Company may not benefit from a better price and lower commission rate or lower transaction cost. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including the Company, due to the relative amount of market savings obtained by the Accounts.

Other present and future activities of Goldman Sachs may give rise to additional conflicts of interest.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of affiliated Goldman Sachs entities.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Company. Prospective investors should read this Prospectus and consult with their own advisors before deciding whether to invest in the Company. In addition, as the Company’s investment program develops and changes over time, an investment in the Company may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of March 16, 2026, information with respect to the beneficial ownership of our common shares by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding common shares;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Percentage of beneficial ownership is based on 382,580,902.6130 aggregate shares of common stock outstanding as of March 16, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

Name and Address(1)	Type of Ownership(3)	Number	Percentage
Beneficial Owners of 5% or more
Nomura Asset Management Co Ltd(2)	Record/Beneficial	22,305,081.07	5.8%
Interested Director
Katherine (“Kaysie”) P. Uniacke	—	—	—
Independent Directors
Jaime Ardila	Record/Beneficial	15,382.13	*
Carlos E. Evans	Record/Beneficial	2,590.62	*
Timothy J. Leach	Record/Beneficial	5,077.70	*
Richard A. Mark	Record/Beneficial	3,976.1	*
Susan B. McGee(4)	Record/Beneficial	—	—
Executive Officers
Vivek Bantwal	Record/Beneficial	29,952.08	*
David Miller	Record/Beneficial	13,110.35	*
Stephanie Rader	—	—	—
Tucker Greene	Record/Beneficial	7,192.36	*
Stanley Matuszewski	—	—	—
John Lanza	—	—	—
Julien Yoo	—	—	—
Caroline Kraus	—	—	—
Justin Betzen	Record/Beneficial	7,925.59	*
Greg Watts	Record/Beneficial	7,866.22	*
Jennifer Yang	—	—	—
Matthew Carter	—	—	—
All executive officers and Directors as a group (18 persons)(2)		93,073.19	*

*	Less than 1%
(1)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)

Based on the records of the Company’s transfer agent as of May 28, 2025. The address of Nomura Asset Management Co Ltd, a Japanese limited company, is Toyosu Bayside Cross Tower, 2-2-1, Toyosu, Koto-ku, Tokyo, 135-0061, Japan.

(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(4)

On March 15, 2026, Ms. McGee notified the Board of Directors of the Company that she intends to resign from the Board and all committees thereof effective as of the close of business on March 31, 2026.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of December 31, 2025.

	Dollar Range of Equity Securities in the Company(2)(3)	Aggregate Dollar Range of Equity Securities in the Fund Complex(2)(3)(4)
Interested Director
Katherine (“Kaysie”) P. Uniacke	—	Over $	100,000
Independent Directors(1)
Jaime Ardila	Over $100,000	Over $	100,000
Carlos E. Evans	$50,000 – $100,000	Over $	100,000
Timothy J. Leach	Over $100,000	Over $	100,000
Richard A. Mark	$50,000 – $100,000	Over $	100,000
Susan B. McGee(5)	—	Over $	100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(3)	Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2025, multiplied by the Company’s net asset value per share as of December 31, 2025.
(4)

Reflects equity securities beneficially owned in the companies comprising the Goldman Sachs Fund Complex as of December 31, 2025. For the independent directors, the “Goldman Sachs Fund Complex” includes the Company, GS BDC, SCH, GS PMMC II, PS BDC, and West Bay.

(5)

On March 15, 2026, Ms. McGee notified the Board of the Directors of the Company that she intends to resign from the Board and all committees thereof effective as of the close of business on March 31, 2026.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and our certificate of incorporation and our amended and restated bylaws (the “Bylaws”). This summary is not necessarily complete, and we refer you to Delaware law, our certificate of incorporation and our bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 1,000,000,000 shares of Class I common stock, par value $0.001 per share, 1,000,000,000 shares of Class S common stock, par value $0.001 per share, 1,000,000,000 shares of Class D common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (together, the “Authorized Stock”). There is currently no market for our Authorized Stock, and we can offer no assurances that a market for our Authorized Stock will develop in the future. We do not intend for the shares of our common stock to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. None of our shares of common stock have been authorized for issuance under any equity compensation plans. As of March 16, 2026 we had 382,576,969.948 Class I shares outstanding, 4,011.2310 Class S shares outstanding, and 0 Class D shares outstanding.

Outstanding Securities

Title of Class	Authorized Amount	Amount Held by Company for its Account	Amount Outstanding as of March 16, 2026
Class I	1,000,000,000	—	382,576,969.948
Class S	1,000,000,000	—	4,011.2310
Class D	1,000,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be made or paid to the holders of our common stock if, as and when declared by our Board out of funds legally available therefor, subject to the rights of holders of shares of any series of our preferred stock then outstanding. Shares of our common stock have no exchange, conversion or redemption rights. Shares of our common stock are subject to certain transfer restrictions, including restrictions on transfer arising under federal and state securities laws and by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of any series of our preferred stock then outstanding. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors. Except as provided with respect to any other class or series of stock, including our preferred stock, as more fully described below, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of our Board, which means that holders of a majority of the outstanding shares of our capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship. In addition, holders of our common stock may participate in our distribution reinvestment plan (“Distribution Reinvestment Plan”).

Class I Shares

Neither the Company nor its placement agent, Goldman Sachs & Co. LLC (the “Placement Agent”), will charge upfront selling commissions. However, if you purchase Class I shares from certain third-party financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on net asset value (“NAV”) for Class I shares. No stockholder servicing and/or distribution fees are paid for sales of any Class I shares. The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Company or stockholders.

Class I shares generally are available for purchase in our offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) through participating brokers that have certain selling arrangements with the Placement Agent, (6) through certain registered investment advisers, (7) by our executive officers and directors and their immediate family members, as well as officers and employees of the Investment Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, (8) by the private wealth management clients of GS Group Inc. and its subsidiaries and affiliates, or (9) by other categories of investors that we name.

In addition, in certain cases where a holder of Class S or Class D shares exits a relationship with a participating broker for our offering and does not enter into a new relationship with a participating broker for our offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We intend to also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which, in turn, will offer interests in themselves to qualified investors. We expect to conduct such offerings pursuant to available exemptions from registration under the Securities Act. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.

If you are eligible to purchase all three classes of shares (when all of such classes are available for sale), you should be aware that Class I shares have no stockholder servicing or distribution fees, which will reduce distributions of the other share classes. However, Class I shares will not receive stockholder services.

Class S Shares

Neither the Company nor the Placement Agent will charge upfront selling commissions for sales of any Class S shares. However, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares.

We will pay the Placement Agent selling commissions over time as a stockholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month of our outstanding Class S shares, including any Class S shares issued pursuant to our Distribution Reinvestment Plan, which is payable monthly in arrears. The stockholder servicing and/or distribution fees will be paid monthly in arrears. The Placement Agent reallows (pays) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers and will waive stockholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Company or stockholders.

Class S shares are available for purchase in our offering through brokerage and transaction-based accounts.

Class D Shares

Neither the Company nor the Placement Agent will charge upfront selling commissions for sales of any Class D shares. However, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 1.5% cap on NAV for Class D shares.

We will pay the Placement Agent selling commissions over time as a stockholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month of all our outstanding Class D shares, including any Class D shares issued pursuant to our Distribution Reinvestment Plan, which is payable monthly in arrears. The stockholder servicing and/or distribution fees will be paid monthly in arrears. The Placement Agent reallows (pays) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers and will waive stockholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Company or stockholders.

Class D shares generally are available for purchase in our offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name.

Exchange of Shares Between Classes

A stockholder may be permitted to exchange shares of our common stock between classes of such shares that a stockholder may otherwise be eligible to purchase through its financial intermediary, provided that, among other things: (1) the stockholder’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the shares of common stock are otherwise available for offer and sale; and (3) the investment meets all other requirements, including stockholder eligibility, for investment in the applicable class. When an individual stockholder cannot meet the minimum initial investment requirements of the applicable class, exchanges of shares from one class to the applicable class may be permitted, in our sole discretion, if such stockholder’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in us, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by us for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other share classes, and an investor receiving new shares in an exchange may be subject to lower total expenses charged by us following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions between share classes of the Company are generally not taxable for federal income tax purposes, investors are urged to consult their tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences of an exchange. We also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Assuming the exchange meets the eligibility requirements of the class into which such stockholder seeks to exchange and we have received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, a financial intermediary may, in its discretion, determine to exchange a stockholder’s shares of common stock at such stockholder’s request.

Other Terms of Shares

We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of our offering on which, in the aggregate, underwriting compensation from all sources in connection with our offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, as required by exemptive relief that allows us to offer multiple classes of shares of common stock at the end of the month in which the Placement Agent in conjunction with our transfer agent determines that stockholder servicing and/or distribution fees paid by us with respect to any single share held in a stockholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Placement Agent and the applicable selling agent), we will cease paying the stockholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such stockholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such stockholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

Preferred Shares

Our offering does not include an offering of preferred shares. Our certificate of incorporation authorizes our Board to create and issue one or more series of preferred stock to the extent permitted by the Investment Company Act. Prior to the issuance of shares of each series of preferred stock, our Board will be required by Delaware law and by our certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the Investment Company Act, the Board could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the Investment Company Act), including any outstanding perpetual preferred stock, voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

The indemnification of our officers and directors is governed by Section 145 of the Delaware General Corporation Law (“DGCL”) and our certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers the Company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers the Company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Company, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Company unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the Company has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the Company only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the Company to pay expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the Company as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Company, or persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes the Company to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the Company would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows the Company to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the Company to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

Our certificate of incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section. Our certificate of incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our certificate of incorporation will be paid in advance of the final disposition of the action, suit or proceeding. However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of our certificate of incorporation will be subject to the applicable requirements of the Investment Company Act. In addition, our bylaws provide that, except for certain proceedings initiated by our directors or officers, we must indemnify, and advance expenses to, our current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the Investment Company Act.

Delaware Anti-Takeover Law

The DGCL contains, and our certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We have elected in our certificate of incorporation not to be subject to Section 203 of the DGCL, an antitakeover law. However, our certificate of incorporation contains provisions that, at any point in time in which our common stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts GS Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit us from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of the Company; or

•

at or subsequent to such time the business combination is approved by the Board and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving the Company or any direct or indirect majority-owned subsidiary of the Company with the interested stockholder;

•

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of the Company or the aggregate market value of all the outstanding stock of the Company;

•

subject to certain exceptions, any transaction that results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any stock of the Company or of such subsidiary to the interested stockholder;

•

any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of the Company or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•

the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits provided by or through the Company or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of our outstanding voting stock or is an affiliate or associate of us and was the beneficial owner of 15% or more of our outstanding voting stock at any time within the three-year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but GS Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.

These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our bylaws provide that, unless otherwise provided in our certificate of incorporation (including with respect to the special rights of holders of one or more series of our preferred stock to elect directors), our directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under our certificate of incorporation, our Board has the power to amend our bylaws, including the provisions specifying the vote required to elect directors. Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors will not be further amended or repealed by the Board.

Classified Board of Directors

Under our certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, our directors are divided into three classes of directors, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year. As a result, one-third of such directors will then be elected each year. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that, the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors is fixed from time to time exclusively pursuant to a resolution adopted by the Board. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified Board may be removed only for cause. Our certificate of incorporation provides that our directors are divided into classes serving staggered three-year terms and such directors may only be removed for cause, and only upon the affirmative vote of holders of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors. Under our certificate of incorporation, subject to the applicable requirements of the Investment Company Act and the rights of the holders of one or more series of preferred stock, any vacancy on the Board resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director; provided that when the holders of any class or series of our stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

Our certificate of incorporation provides that our stockholders are only able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the Board (or a duly authorized committee thereof), (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws specify requirements as to the form and content of any such stockholder’s notice. Our bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. Our bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our Board, the chairman of the Board and our chief executive officer(s), and not by any other person.

Amendments to the Certificate of Incorporation and Bylaws

Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the Board and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws will be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. Our certificate of incorporation provides our Board with such power. The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL. Our certificate of incorporation provides that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the outstanding shares of our capital stock entitled to vote thereon:

•	the provisions regarding the classification of our Board;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on our Board and newly created directorships;

•	the provision requiring a supermajority vote to amend our bylaws;

•	the limitation of directors’ personal liability to us or our stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under our certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

Our bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our capital stock entitled to vote thereon.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

Our certificate of incorporation and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, a federal or state court located in the state of Delaware shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (4) any action asserting a claim governed by the internal affairs doctrine. This forum selection provision does not apply to claims brought under the federal securities laws, with the sole exception that any claim under Section 11 of the Securities Act must be brought in a federal court. However, there is a question regarding the enforceability of this portion of this provision since the Securities Act permits stockholders to bring claims arising under the Securities Act in state and federal court. This forum selection provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds convenient or favorable for disputes, which may discourage such lawsuits with respect to such claims and increase costs for a stockholder to pursue such claims. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by U.S. mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board on behalf of our stockholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating stockholder’s account to three decimal places.

No action is required on the part of a registered stockholder to have his, her or its cash dividend or other distribution reinvested in our Shares, except stockholders who are clients of selected participating brokers, as described below. Stockholders who are eligible for default enrollment can elect to “opt out” of the Company’s distribution reinvestment plan in their subscription agreements. Certain investors, including those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional shares.

If any stockholder initially elects not to participate or is defaulted to non-participation by virtue of being a client of a participating broker dealer that does not permit automatic enrollment in distribution reinvestment plans, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from their financial advisor, broker or other financial intermediary, or otherwise State Street Bank and Trust Company (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a stockholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator ten business days in advance of the first calendar day of the next month in order for a stockholder’s termination to be effective for such month. Any transfer of Shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred Shares. If a participant elects to tender its Shares in full, any Shares issued to the participant under the distribution reinvestment plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the distribution reinvestment plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such stockholders on or after such date will be paid in cash on the scheduled dividend payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any dividends we declare in cash. There will be no upfront selling commissions or Placement Agent fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

The purchase price for Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Shares at the time the dividend is payable. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Shares. Stockholders will not pay transaction related charges when purchasing Shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.

See our Distribution Reinvestment Plan, which is incorporated herein by reference, for more information.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our assets, including any assets of our wholly owned subsidiaries, are held by State Street pursuant to an Amended and Restated Custody Agreement, dated as of January 26, 2023 (as may be amended and/or restated from time to time), in accordance with the requirements of the Investment Company Act. State Street will also act as our Administrator and provides us with various accounting and administrative services pursuant to the Administration Agreement. The principal business address of State Street is One Congress Street, Boston, Massachusetts 02114.

Goldman Sachs & Co. LLC serves as our transfer agent, distribution paying agent and registrar pursuant to a transfer agency agreement, dated as of March 20, 2023 (the “ Transfer Agency Agreement”).

PORTFOLIO ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of investments in privately negotiated transactions, we infrequently use brokers in connection with our investments in directly originated senior secured corporate credit issued by private companies. We may use brokers in connection with the portion of our portfolio that is invested in Liquid Investments, which we expect to be a portion of our overall portfolio. Subject to policies established by our Board, our Investment Adviser is primarily responsible for the execution of the publicly traded securities and the Liquid Investments portions of our portfolio transactions, if any, and the allocation of brokerage commissions. Our Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Adviser may select a broker based partly upon brokerage or research services provided to us, our Investment Adviser and any other Accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

The Investment Management Agreement permits our Investment Adviser, subject to review by the Board from time to time, to purchase and sell portfolio securities to and from brokers who provide our Investment Adviser with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our Investment Adviser in servicing other clients, and not all of these services may be used by our Investment Adviser in connection with the client generating the brokerage credits. The fees received under the Investment Management Agreement are not reduced by reason of an investment adviser receiving such brokerage and research services.

Our portfolio transactions are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Management Agreement provides that our Investment Adviser, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, is made by our Investment Adviser in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us.

Subject to the above considerations and applicable law, our Investment Adviser may use GS Group Inc. or another affiliate as our broker. In order for GS Group Inc. or another affiliate, acting as agent, to effect securities or futures transactions for us, the commissions, fees or other remuneration received by GS Group Inc. or another affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar services, securities or futures contracts. Furthermore, our Board, including a majority of our Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by us may vary substantially from year to year because of differences in portfolio turnover rates and other factors.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Dechert LLP, Washington, D.C., Boston, Massachusetts and New York, New York.

EXPERTS

The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may also obtain such information by contacting us, in writing at: 200 West Street New York, New York 10282, or by telephone (collect) at (312) 655-4419. The SEC maintains an internet site that contains such reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Information contained on the SEC’s website about us is not incorporated into this prospectus and you should not consider any of such information to be a part of this prospectus except as expressly provided otherwise herein.

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 3, 2026; and

•

our Current Reports on Form 8-K filed with the SEC on January 7, 2026 (excluding Item 7.01); January  23, 2026 (excluding Item 7.01); February 3, 2026; February 17, 2026; February 19, 2026; February 23, 2026; February 26, 2026 (excluding Item 7.01); and March 17, 2026.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, by writing or telephoning us at the following address:

c/o Goldman Sachs Private Credit Corp.

200 West Street

New York, New York 10282

(312) 655-4419

PART C

OTHER INFORMATION

Item 15. Indemnification.

The information contained under the heading “Description of our Shares” and “Plan of Distribution” in this registration statement is incorporated herein by reference.

As permitted by Section 102 of the DGCL, the Company has adopted provisions in its certificate of incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Company or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Company or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the Company will be entitled to be indemnified by the Company to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act. Under Section 145 of the DGCL, the Company is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation will have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation will have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court will deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the Company has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the Company only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the Company to pay expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the Company as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Company, or persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) of the DGCL provides, in general, that a corporation will have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Company has obtained liability insurance for the benefit of its directors and officers.

Section 102(b)(7) of the DGCL allows the Company to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director or officer of the Company to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision may not limit or eliminate the liability (1) of a director or officer for any breach of the director’s or officer’s duty of loyalty to the Company or its stockholders, (2) of a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) of a director under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock (4) of a director for any transaction from which the director derived an improper personal benefit or (5) of an officer for any action by and in the right of the corporation. The Company’s certificate of incorporation provides that the Company’s directors will not be liable to the Company or the Company stockholders for monetary damages for breach of such director’s fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

The Amended and Restated Administration Agreement, dated as of January 26, 2023 (the “Administration Agreement”), by and between the Company and State Street Bank and Trust Company (the “Administrator”),

provides that the Company will indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by it in the performance of its duties thereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by the Company or upon reasonable reliance on information or records given or made by the Company or the Investment Adviser, provided that this indemnification will not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own negligence, bad faith or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.

Exhibits.

(1)(a)	Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(1)(b)	Certificate of Designation of 12.0% Series A Cumulative Preferred Stock (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(1)(c)	Certificate of Elimination of 12.0% Series A Cumulative Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01627), filed on November 7, 2023).

(2)	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q (File no. 814-01627), filed on May 13, 2025).

(4)	Agreement and Plan of Merger, dated July 11, 2025, by and among Goldman Sachs Private Credit Corp., Goldman Sachs Middle Market Lending Corp. II and Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on July 11, 2025).

(5)(a)	Indenture, dated as of May 6, 2025, by and between the Company and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(b)	First Supplemental Indenture, dated as of May 6, 2025, relating to the 5.875% Notes due 2028, by and between the Company and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(c)	Second Supplemental Indenture, dated as of May 6, 2025, relating to the 6.250% Notes due 2030, by and between the Company and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(d)	Third Supplemental Indenture, dated as of October 17, 2025, relating to the 5.375% Notes due 2029, by and between the Company and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on October 17, 2025).

(5)(e)	Fourth Supplemental Indenture, dated as of November 24, 2025, relating to the 5.875% Notes due 2031, by and between the Company and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 24, 2025).

(5)(f)	Fifth Supplemental Indenture, dated as of February 23, 2026, relating to the 5.050% Notes due 2028, by and between the Company and Computershare Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on February 23, 2026).

(5)(g)	Form of 5.875% Notes due 2028 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(h)	Form of 6.250% Notes due 2030 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(i)	Form of 5.375% Notes due 2029 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on October 17, 2025).

(5)(j)	Form of 5.875% Notes due 2031 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 24, 2025).

(5)(k)	Form of 5.050% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on February 23, 2026).

(5)(l)	Registration Rights Agreement, dated as of May 6, 2025, relating to the 5.875% Notes due 2028, by and between the Company and BofA Securities, Inc., as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(m)	Registration Rights Agreement, dated as of May 6, 2025, relating to the 6.250% Notes due 2030, by and between the Company and BofA Securities, Inc., as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 7, 2025).

(5)(n)	Registration Rights Agreement, dated as of October 17, 2025, relating to the 5.375% Notes due 2029, by and between the Company and Morgan Stanley & Co. LLC, as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on October 17, 2025).

(5)(o)	Registration Rights Agreement, dated as of December 16, 2025, relating to the 5.375% Notes due 2029, by and between the Company and Morgan Stanley & Co., as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on December 16, 2025).

(5)(p)	Registration Rights Agreement, dated as of November 24, 2025, relating to the 5.875% Notes due 2031, by and between the Company and Wells Fargo Securities, LLC, as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 24, 2025).

(5)(q)	Registration Rights Agreement, dated as of February 23, 2026, relating to the 5.875% Notes due 2031, by and between the Company and BofA Securities, Inc., as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on February 23, 2026).

(5)(r)	Registration Rights Agreement, dated as of February 23, 2026, relating to the 5.050% Notes due 2028, by and between the Company and BofA Securities, Inc., as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on February 23, 2026).

(6)(a)	Investment Management Agreement, dated as of March 20, 2023, between the Company and Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(6)(b)	Amended and Restated Administration Agreement, dated as of January 26, 2023, by and between State Street Bank and Trust Company and the entities set forth on Appendix A thereto (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(9)	Amended and Restated Custodian Contract, dated as of January 26, 2023, by and between State Street Bank and Trust Company and the entities set forth on Appendix A thereto (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(11)	Opinion of Dechert LLP*

(12)	Opinion and Consent of Dechert LLP supporting tax matters and consequences to Noteholders discussed in the prospectus (incorporated by reference to Exhibit 11 hereto).

(13)(a)	Expense Support and Conditional Reimbursement Agreement, dated as of March 20, 2023, between the Company and Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(13)(b)	License Agreement, dated as of March 20, 2023, between the Company and Goldman Sachs & Co. LLC (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(13)(c)	Distribution Reinvestment Plan (incorporated by reference to Exhibit 10.6 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(13)(d)	Form of Subscription Agreement (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to the Company’s Registration Statement on Form 10 (File No. 000-56531), filed on May 18, 2023).

(13)(e)	First Amendment to Senior Secured Revolving Credit Agreement, dated as of August 9, 2023, among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on August 10, 2023).

(13)(f)	Revolving Credit and Security Agreement, dated as of September 28, 2023, by and among GS Private Credit SPV Public I LLC, BNP Paribas, as administrative agent, State Street Bank and Trust Company, as collateral agent and Goldman Sachs Private Credit Corp., as equityholder and investment advisor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on October 3, 2023).

(13)(g)	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 17, 2023, among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 22, 2023).

(13)(h)	Notice of Commitment Increase Request, dated as of December 7, 2023, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 10-K (File No. 814-01627), filed on March 5, 2024).

(13)(i)	Third Amendment to Senior Secured Revolving Credit Agreement, dated as of May 23, 2024, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on May 30, 2024).

(13)(j)	Notice of Commitment Increase Request, dated as of March 5, 2025, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on March 10, 2025).

(13)(k)	Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of June 16, 2025, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on June 20, 2025).

(13)(l)	Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of December 17, 2025, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on December 22, 2025).

(13)(m)	First Amendment to Revolving Credit and Security Agreement, dated as of May 30, 2024, by and among GS Private Credit SPV Public I LLC, BNP Paribas, as administrative agent, State Street Bank and Trust Company, as collateral agent, and Goldman Sachs Private Credit Corp., as equityholder and investment advisor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on June 5, 2024).

(13)(n)	Loan and Servicing Agreement, dated as of August 9, 2024, by and among GSCR Mott Street SPV LLC, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, State Street Bank and Trust Company, as collateral agent, account bank and collateral custodian, the Company, as servicer and as transferor, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01627), filed on November 13, 2024).

(13)(o)	First Amendment to Loan and Servicing Agreement, dated as of October 24, 2024, by and among GSCR Mott Street SPV LLC, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, State Street Bank and Trust Company, as collateral agent, account bank and collateral custodian, the Company, as servicer and as transferor, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on October 30, 2024).

(13)(p)	Second Amendment to Loan and Servicing Agreement, dated as of June 12, 2025, by and among GSCR Mott Street, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, State Street Bank and Trust Company, as collateral agent, account bank and collateral custodian, the Company, as servicer and as transferor, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on June 18, 2025).

(13)(q)	Third Amendment to Loan and Servicing Agreement, dated as of July 16, 2025, by and among GSCR Mott Street, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, State Street Bank and Trust Company, as collateral agent, account bank and collateral custodian, the Company, as servicer and as transferor, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01627), filed on November 12, 2025).

(13)(r)	Fourth Amendment to Loan and Servicing Agreement, dated as of October 24, 2025, by and among GSCR Mott Street, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, State Street Bank and Trust Company, as collateral agent, account bank and collateral custodian, the Company, as servicer and as transferor, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on October 29, 2025).

(13)(s)	Second Amendment to Revolving Credit and Security Agreement, dated as of October 31, 2024, by and among GS Private Credit SPV Public I LLC, BNP Paribas, as administrative agent, State Street Bank and Trust Company, as collateral agent, and Goldman Sachs Private Credit Corp., as equityholder and investment advisor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 6, 2024).

(13)(t)	Third Amendment to Revolving Credit and Security Agreement, dated as of January 31, 2025, by and among GS Private Credit SPV Public I LLC, as borrower, BNP Paribas, as administrative agent, State Street Bank and Trust Company, as collateral agent, and Goldman Sachs Private Credit Corp., as equityholder and investment advisor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on February 5, 2025).

(13)(u)	Notice of Commitment Increase Request, dated as of November 4, 2024, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 6, 2024).

(13)(v)	Notice of Commitment Increase Request, dated as of November 25, 2024, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01627), filed on November 27, 2024).

(13)(w)	Notice of Commitment Increase Request, dated as of July 17, 2025, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent.(incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01627), filed on November 12, 2025).

(13)(x)	Form of Subscription Agreement (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-A (File No. 000-56531), filed on November 4, 2025)

(13)(y)	Distribution and Servicing Plan of the Company, dated as of November 11, 2025 (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01627), filed on November 12, 2025).

(13)(z)	Multiple Class Plan of the Company, dated as of November 11, 2025 (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01627), filed on November 12, 2025).

13(aa)	Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of October 14, 2025, by and among the Company, as Borrower, the Lenders and Issuing Banks party thereto, and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K (File No. 814-01627), filed on March 3, 2026.

14(a)	Consent of PricewaterhouseCoopers LLP.*

(16)	Power of Attorney (included on the signature page hereto).

(17)(a)	Statement of Eligibility on Form T-1 of Computershare Trust Company, National Association, as trustee.*

(17)(b)	Form of Letter of Transmittal (incorporated by reference to Exhibit 17(b) to the Company’s Registration Statement on Form N-14 8C (File No. 333-293129), filed on February 2, 2026).

(18)	Filing Fee Table.*

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the registration statement has been signed on behalf of the registrant, in New York, New York on the 26th day of March, 2026.

GOLDMAN SACHS PRIVATE CREDIT CORP.

By:	/s/ Vivek Bantwal
Name: Vivek Bantwal
Title: Co-Chief Executive Officer

By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Vivek Bantwal Vivek Bantwal	Co-Chief Executive Officer	March 26, 2026

/s/ David Miller David Miller	Co-Chief Executive Officer	March 26, 2026

/s/ Stanley Matuszewski Stanley Matuszewski	Chief Financial Officer and Treasurer	March 26, 2026

* John Lanza	Principal Accounting Officer	March 26, 2026

* Timothy J. Leach	Chairman of the Board of Directors	March 26, 2026

* Carlos E. Evans	Director	March 26, 2026

* Jaime Ardila	Director	March 26, 2026

* Richard A. Mark	Director	March 26, 2026

* Susan B. McGee	Director	March 26, 2026

* Katherine Uniacke	Director	March 26, 2026

*By:	/s/ Stanley Matuszewski
Stanley Matuszewski
Attorney-in-Fact pursuant to Power of Attorney